THE JPM INSTITUTIONAL FUNDS




                     THE JPM INSTITUTIONAL MONEY MARKET FUND
               THE JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND
                THE JPM INSTITUTIONAL TREASURY MONEY MARKET FUND
                   THE JPM INSTITUTIONAL SHORT TERM BOND FUND
                         THE JPM INSTITUTIONAL BOND FUND
                   THE JPM INSTITUTIONAL TAX EXEMPT BOND FUND
              THE JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND
                  THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND
                     THE JPM INSTITUTIONAL DIVERSIFIED FUND
                 THE JPM INSTITUTIONAL SELECTED U.S. EQUITY FUND
                  THE JPM INSTITUTIONAL DISCIPLINED EQUITY FUND
                  THE JPM INSTITUTIONAL U.S. SMALL COMPANY FUND
                 THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND
               THE JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND
             THE JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND
                   THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND
                     THE JPM INSTITUTIONAL JAPAN EQUITY FUND
                     THE JPM INSTITUTIONAL ASIA GROWTH FUND


                       STATEMENT OF ADDITIONAL INFORMATION




                                DECEMBER 27, 1996





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE FUND OR FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME, WHICH MAY BE OBTAINED UPON REQUEST FROM FUNDS DISTRIBUTOR, INC., ATTENTION: THE JPM INSTITUTIONAL FUNDS; (800) 221-7930.

                              Table of Contents


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General  . . . . . . . . . . . . . . . . . . .     1
Investment Objectives and Policies . . . . . .     1
Investment Restrictions  . . . . . . . . . . .    31
Trustees and Officers  . . . . . . . . . . . .    50
Investment Advisor . . . . . . . . . . . . . .    55
Distributor  . . . . . . . . . . . . . . . . .    59
Co-Administrator . . . . . . . . . . . . . . .    59
Services Agent . . . . . . . . . . . . . . . .    62
Custodian and Transfer Agent . . . . . . . . .    65
Shareholder Servicing  . . . . . . . . . . . .    65
Independent Accountants  . . . . . . . . . . .    67
Expenses . . . . . . . . . . . . . . . . . . .    67
Purchase of Shares . . . . . . . . . . . . . .    68
Redemption of Shares . . . . . . . . . . . . .    68
Exchange of Shares . . . . . . . . . . . . . .    69
Dividends and Distributions  . . . . . . . . .    69
Net Asset Value  . . . . . . . . . . . . . . .    70
Performance Data . . . . . . . . . . . . . . .    71
Portfolio Transactions . . . . . . . . . . . .    75
Massachusetts Trust  . . . . . . . . . . . . .    78
Description of Shares  . . . . . . . . . . . .    78
Taxes  . . . . . . . . . . . . . . . . . . . .    81
Additional Information   . . . . . . . . . . .    85
Financial Statements . . . . . . . . . . . . .    86
Appendix A - Description of Securities
Ratings  . . . . . . . . . . . . . . . . . . .   A-1
Appendix B - Additional Information
Concerning New York Municipal Obligations. . .   B-1
Appendix C - Investing in Japan
and Asian Growth Markets. . . . . . . . . . .    C-1

GENERAL

     The JPM Institutional Family of Funds is a family of open-end investment companies, currently consisting of eighteen funds: The JPM Institutional Money Market Fund, The JPM Institutional Treasury Money Market Fund, The JPM Institutional Tax Exempt Money Market Fund, The JPM Institutional Short Term Bond Fund, The JPM Institutional Bond Fund, The JPM Institutional Tax Exempt Bond Fund, The JPM Institutional International Bond Fund, The JPM Institutional Diversified Fund, The JPM Institutional New York Total Return Bond Fund, The JPM Institutional Selected U.S. Equity Fund, The JPM Institutional Disciplined Equity Fund, The JPM Institutional U.S. Small Company Fund, The JPM Institutional International Equity Fund, The JPM Institutional Emerging Markets Equity Fund, The JPM Institutional International Opportunities Fund, The JPM Institutional European Equity Fund, The JPM Institutional Japan Equity Fund and The JPM Institutional Asia Growth Fund (collectively, the "Funds"). Each of the Funds is a series of shares of beneficial interest of The JPM Institutional Funds, an open-end management investment company formed as a Massachusetts business trust (the "Trust").

     This Statement of Additional Information describes the financial history, investment objectives and policies, management and operation of each of the Funds to enable investors to select the Funds which best suit their needs. The Funds operate through a two-tier master-feeder investment fund structure.

     This Statement of Additional Information provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectus (the "Prospectus"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Funds' executive offices are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

INVESTMENT OBJECTIVES AND POLICIES

     THE JPM INSTITUTIONAL MONEY MARKET FUND (the "Money Market Fund") is designed to be an economical and convenient means of making substantial investments in money market instruments. The Money Market Fund's investment objective is to maximize current income and maintain a high level of liquidity. The Fund attempts to achieve this objective by investing all of its investable assets in The Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Money Market Fund.

     The Portfolio seeks to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar denominated securities described in the Prospectus and this Statement of Additional Information that meet certain rating criteria, present minimal credit risk and have effective maturities of not more than thirteen months. The Portfolio's ability to achieve maximum current income is affected by its high quality standards. See "Quality and Diversification Requirements."

     THE JPM INSTITUTIONAL TAX EXEMPT MONEY MARKET FUND (the "Tax Exempt Money Market Fund") is designed to be an economical and convenient means of making substantial investments in instruments that are exempt from federal income tax. The Tax Exempt Money Market Fund's investment objective is to provide a high level of current income that is exempt from federal income tax and maintain a high level of liquidity. See "Taxes." The Fund attempts to achieve this objective by investing all of its investable assets in The Tax Exempt Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Tax Exempt Money Market Fund.

     The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing in U.S. dollar-denominated securities described in the Prospectus and this Statement of Additional Information that meet certain rating criteria, present minimal credit risks, have effective maturities of not more than thirteen months and earn interest wholly exempt from federal income tax in the opinion of bond counsel for the issuer, but it may invest up to 20% of its total assets in taxable obligations. See "Quality and Diversification Requirements." Interest on these securities may be subject to state and local taxes. For more detailed information regarding tax matters, including the applicability of the alternative minimum tax, see "Taxes."

     THE JPM INSTITUTIONAL TREASURY MONEY MARKET FUND (the "Treasury Money Market Fund") is designed to be an economical and convenient means of making substantial investments primarily in short term direct obligations of the U.S. Government. The Treasury Money Market Fund's investment objective is to provide current income, maintain a high level of liquidity and preserve capital. The Fund attempts to accomplish this objective by investing all of its investable assets in The Treasury Money Market Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Treasury Money Market Fund.

     The Portfolio attempts to achieve its investment objective by maintaining a dollar-weighted average portfolio maturity of not more than 90 days and by investing primarily in U.S. Treasury securities and by investing in certain U.S. Treasury securities described in the Prospectus and in this Statement of Additional Information that have effective maturities of not more than thirteen months. See "Quality and Diversification Requirements."

     THE JPM INSTITUTIONAL SHORT TERM BOND FUND (the "Short Term Bond Fund") is designed for investors who place a strong emphasis on conservation of capital but who also want a return greater than that of a money market fund or other very low risk investment vehicles. The Fund is appropriate for investors who do not require the stable net asset value typical of a money market fund but who want less price fluctuation than is typical of a longer-term bond fund. The Short Term Bond Fund's investment objective is to provide a high total return while attempting to limit the likelihood of negative quarterly returns. The Short Term Bond Fund seeks to achieve this high total return to the extent consistent with modest risk of capital and the maintenance of liquidity. The Short Term Bond Fund attempts to achieve its investment objective by investing all of its investable assets in The Short Term Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Short Term Bond Fund.

     The Portfolio attempts to achieve its investment objective by investing primarily in the corporate and government debt obligations and related securities described in the Prospectus and this Statement of Additional Information.

     THE JPM INSTITUTIONAL BOND FUND (the "Bond Fund") is designed to be an economical and convenient means of making substantial investments in a broad range of corporate and government debt obligations and related investments of domestic and foreign issuers, subject to certain quality and other restrictions. See "Quality and Diversification Requirements." The Bond Fund's investment objective is to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Although the net asset value of the Bond Fund will fluctuate, the Bond Fund attempts to conserve the value of its investments to the extent consistent with its objective. The Bond Fund attempts to achieve its objective by investing all of its investable assets in The U.S. Fixed Income Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Bond Fund.

     The Portfolio attempts to achieve its investment objective by investing in high grade corporate and government debt obligations and related securities of domestic and foreign issuers described in the Prospectus and this Statement of Additional Information.

     INVESTMENT PROCESS FOR THE U.S. FIXED INCOME PORTFOLIO

     Duration/yield curve management: Morgan's duration decision begins with an analysis of real yields, which its research indicates are generally a reliable indicator of longer term interest rate trends. Other factors Morgan studies in regard to interest rates include economic growth and inflation, capital flows and monetary policy. Based on this analysis, Morgan forms a view of the most likely changes in the level and shape of the yield curve -- as well as the timing of those changes -- and sets the Portfolio's duration and maturity structure accordingly. Morgan typically limits the overall duration of the Portfolio to a range between one year shorter and one year longer than that of the Salomon Brothers Broad Investment Grade Bond Index, the benchmark index.

     Sector allocations: Sector allocations are driven by Morgan's fundamental and quantitative analysis of the relative valuation of a broad array of fixed income sectors. Specifically, Morgan utilizes market and credit analysis to assess whether the current risk-adjusted yield spreads of various sectors are likely to widen or narrow. Morgan then overweights (underweights) those sectors its analysis indicates offer the most (least) relative value, basing the speed and magnitude of these shifts on valuation considerations.

     Security selection: Securities are selected by the portfolio manager, with substantial input from Morgan's fixed income analysts and traders. Using quantitative analysis as well as traditional valuation methods, Morgan's applied-research analysts aim to optimize security selection within the bounds of the Portfolio's investment objective. In addition, credit analysts -- supported by Morgan's equity analysts -- assess the creditworthiness of issuers and counterparties. A dedicated trading desk contributes to security selection by tracking new issuance, monitoring dealer inventories, and identifying attractively priced bonds. The traders also handle all transactions for the Portfolio.

     THE JPM INSTITUTIONAL TAX EXEMPT BOND FUND (the "Tax Exempt Bond Fund") is designed to be an economical and convenient means of making substantial investments in debt obligations that are exempt from federal income tax. The Tax Exempt Bond Fund's investment objective is to provide a high level of current income exempt from federal income tax consistent with moderate risk of capital and maintenance of liquidity. See "Taxes." The Fund attempts to achieve its investment objective by investing all of its investable assets in The Tax Exempt Bond Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Tax Exempt Bond Fund.

     The Portfolio attempts to achieve its investment objective by investing primarily in securities of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest of which is exempt from federal income tax in the opinion of bond counsel for the issuer, but it may invest up to 20% of its total assets in taxable obligations. The Tax Exempt Bond Fund seeks to maintain a current yield that is greater than that obtainable from a portfolio of short term tax exempt obligations, subject to certain quality restrictions. See "Quality and Diversification Requirements."

     THE JPM INSTITUTIONAL NEW YORK TOTAL RETURN BOND FUND (the "New York Total Return Bond Fund") is designed to be an economical and convenient means of investing in a portfolio consisting primarily of debt obligations that are exempt from federal and New York State income taxes. The New York Total Return Bond Fund's investment objective is to provide a high after tax total return for New

York residents consistent with moderate risk of capital. Total return will consist of income plus capital gains and losses. The Fund attempts to achieve its objective by investing all of its investable assets in The New York Total Return Bond Portfolio (the "Portfolio"), a non-diversified open-end management investment company having the same investment objective as the Fund.

     The Portfolio attempts to achieve its investment objective by investing primarily in municipal securities issued by New York State and its political subdivisions and by agencies, authorities and instrumentalities of New York and its political subdivisions. These securities earn income exempt from federal and New York State and local income taxes but, in certain circumstances, may be subject to alternative minimum tax. In addition, the Portfolio may invest in municipal securities issued by states other than New York, by territories and possessions of the United States and by the District of Columbia and their political subdivisions, agencies and instrumentalities. These securities earn income exempt from federal income taxes but, in certain circumstances, may be subject to alternative minimum tax. In order to seek to enhance the Portfolio's after tax return, the Portfolio may also invest in securities which earn income subject to New York and/or federal income taxes. These securities include U.S. government securities, corporate securities and municipal securities issued on a taxable basis.

     THE JPM INSTITUTIONAL INTERNATIONAL BOND FUND (the "International Bond Fund") is designed to be an economical and convenient means of making substantial investments in a broad range of international fixed income securities. The International Bond Fund's investment objective is to provide a high total return, consistent with moderate risk of capital, from a portfolio of international fixed income securities. The International Bond Fund attempts to achieve its objective by investing all of its investable assets in The Non-U.S. Fixed Income Portfolio (the "Portfolio"), a non-diversified open-end management investment company having the same investment objective as the International Bond Fund.

     The Portfolio attempts to achieve its investment objective by investing primarily in high grade, non-dollar-denominated corporate and government debt obligations of foreign issuers described in the Prospectus and this Statement of Additional Information.



     INVESTMENT PROCESS FOR THE NON-U.S. FIXED INCOME PORTFOLIO

     Duration management: The duration decision is central to Morgan's investment process and begins with an analysis of economic conditions and real yields in the countries that make up the Portfolio's universe. Based on this analysis, fixed income portfolio managers forecast three potential paths (optimistic, pessimistic, and most likely) that interest rates in each market could follow over the next three and twelve months. These forecasts are converted into return curves that enable Morgan to estimate the risk-return profile of different portfolio durations. In each market, duration is set at its "optimal" level-that is, at the level that Morgan believes will generate the highest excess return per unit of excess risk, as measured against the Salomon Brothers World Government Bond Index.

     Country allocation: Morgan allocates the Portfolio's assets primarily among the developed countries of the world outside the United States. Country allocations are determined through an optimization procedure that ranks markets according to the risks and returns inherent in their "optimal" durations. Country weightings also reflect liquidity and credit quality considerations. To help contain risk, Morgan typically limits the country-weighted duration of the Portfolio to a range between one year shorter and one year longer than that of the benchmark.

     Sector/security selection: Holdings primarily consist of government and government-guaranteed bonds, but also include publicly and privately traded corporates, debt obligations of banks and bank holding companies and of supranational organizations, and convertible securities. Sectors are over- or under-weighted when Morgan perceives significant valuation distortions in their yield spreads. Securities are selected by the portfolio manager, with substantial input from fixed income analysts and traders as well as from Morgan's extended network of equity analysts. Credit analysts monitor the quality of current and prospective holdings and, in conjunction with the credit committee, recommend purchases and sales.

     THE JPM INSTITUTIONAL DIVERSIFIED FUND (the "Diversified Fund") is designed for investors who wish to invest for long term objectives such as retirement and who seek to attain real appreciation in their investments over the long term, but with somewhat less price fluctuation than a portfolio consisting solely of equity securities. The Diversified Fund's investment objective is to provide a high total return from a diversified portfolio of equity and fixed income securities. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Diversified Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Diversified Fund.

     INVESTMENT PROCESS FOR THE DIVERSIFIED PORTFOLIO

     The mix of equities and fixed income is based on the risk premium model and the anticipation of changing economic trends. The risk premium is the difference between Morgan's forecast of the long-term return on stocks (determined using Morgan's proprietary dividend discount model) and the current nominal yield on 30-year U.S. Treasury bonds. When the risk premium is high, more assets are allocated to stocks. When the risk premium is low, more assets are allocated to bonds. Within U.S. equities, the allocation between large cap and small cap stocks is based on the relative dividend discount rate spread between large and small cap. Within fixed income, the allocation among sectors is based on Morgan's analysis of their relative valuation. Morgan's asset allocation decisions for the Portfolio are implemented using the investment processes described herein for the Bond, Selected U.S. Equity, U.S. Small Company and International Equity Funds.

     THE JPM INSTITUTIONAL SELECTED U.S. EQUITY FUND (the "Selected U.S. Equity Fund") is designed for investors who want an actively managed portfolio of selected equity securities that seeks to outperform the S&P 500 Index. The Selected U.S. Equity Fund's investment objective is to provide a high total return from a portfolio of selected equity securities. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Selected U.S. Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Selected U.S. Equity Fund.

     In normal circumstances, at least 65% of the Portfolio's net assets will be invested in equity securities consisting of common stocks and other securities with equity characteristics comprised of preferred stock, warrants, rights, convertible securities, trust certifications, limited partnership interests and equity participations (collectively, "Equity Securities"). The Portfolio's primary equity investments are the common stock of large and medium sized U.S. corporations and, to a limited extent, similar securities of foreign corporations.

     INVESTMENT PROCESS FOR THE SELECTED U.S. EQUITY PORTFOLIO

     Fundamental research: Morgan's 20 domestic equity analysts, each an industry specialist with an average of 13 years of experience, follow 700 predominantly large- and medium-sized U.S. companies -- 500 of which form the universe for the Portfolio's investments. Their research goal is to forecast normalized, longer term earnings and dividends for the most attractive companies among those they cover. In doing this, they may work in concert with Morgan's international equity analysts in order to gain a broader perspective for evaluating industries and companies in today's global economy.

     Systematic valuation: The analysts' forecasts are converted into comparable expected returns by a dividend discount model, which calculates those expected returns by comparing a company's current stock price with the "fair value" price forecasted by its estimated long-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

     Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among first-quintile stocks; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misvaluation will be corrected within a reasonable time frame, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the S&P 500 Index, reflecting Morgan's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Sector neutrality is also seen as a way to help protect the portfolio from macroeconomic risks, and --together with diversification -- represents an important element of Morgan's risk control strategy. A dedicated trading desk handles all transactions for the Portfolio.

     THE JPM INSTITUTIONAL DISCIPLINED EQUITY FUND (the "Disciplined Equity Fund") is designed for investors seeking enhanced total return relative to that of large and medium sized companies, typically represented by the S&P 500 Index. The Disciplined Equity Fund's investment objective is to provide high total return from a broadly diversified portfolio of equity securities. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Disciplined Equity Portfolio (the "Portfolio"), a diversified open- end management investment company having the same investment objective as the Disciplined Equity Fund.

     The Portfolio invests primarily in a diversified portfolio of common stocks
and other equity securities.   Under normal circumstances, the Portfolio expects
to invest at least 65% of its total assets in such securities.

     INVESTMENT PROCESS FOR THE DISCIPLINED EQUITY PORTFOLIO

     Fundamental research: Morgan's 20 domestic equity analysts, each an industry specialist with an average of 13 years of experience, follow 600 medium and large capitalization U.S. companies. Their research goal is to forecast intermediate-term earnings and prospective dividend growth rates for the most attractive companies among those researched.

     Systematic valuation: The analysts' forecasts are converted into comparable expected returns using a proprietary dividend discount model, which calculates the intermediate-term earnings by comparing a company's current stock price with the "fair value" price forecasted by the estimated intermediate-term earnings power. Within each sector, companies are ranked by their expected return and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

     Disciplined portfolio construction: A broadly diversified portfolio is constructed using disciplined buy and sell rules. Purchases are allocated among stocks in the first three quintiles. The stocks selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that a perceived misvaluation will be corrected within a reasonable time frame, and the manager's estimate of the magnitude of the risks versus the potential rewards. A stock that falls into the fourth and fifth quintiles generally becomes a candidate for sale, either because its price has risen or its fundamentals have deteriorated. The Portfolio's sector weightings are matched to those of the S&P 500 Index, reflecting Morgan's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Morgan also controls the Portfolio's exposure to style and theme bets and maintains near-market security weightings in individual security holdings. This process results in an investment portfolio containing 250-300 stocks.


     THE JPM INSTITUTIONAL U.S. SMALL COMPANY FUND (the "U.S. Small Company Fund") is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies. The U.S. Small Company Fund's investment objective is to provide a high total return from a portfolio of Equity Securities of small companies. The Fund attempts to achieve its investment objective by investing all of its investable assets in The U.S. Small Company Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the U.S. Small Company Fund.

     The Portfolio attempts to achieve its investment objective by investing primarily in the common stock of small U.S. companies included in the Russell 2500 Index, which is composed of 2,500 common stocks of U.S. companies with market capitalizations ranging between $100 million and $1.5 billion.

     INVESTMENT PROCESS FOR THE U.S. SMALL COMPANY PORTFOLIO

     Fundamental research: Morgan's 20 domestic equity analysts -- each an industry specialist with an average of 13 years of experience -- continuously monitor the small cap stocks in their respective sectors with the aim of identifying companies that exhibit superior financial strength and operating returns. Meetings with management and on-site visits play a key role in shaping their assessments. Their research goal is to forecast normalized, long-term earnings and dividends for the most attractive small cap companies among those they monitor -- a universe that generally contains a total of 300-350 names. Because Morgan's analysts follow both the larger and smaller companies in their industries -- in essence, covering their industries from top to bottom -- they are able to bring broad perspective to the research they do on both.

     Systematic valuation: The analysts' forecasts are converted into comparable expected returns by Morgan's dividend discount model, which calculates those returns by comparing a company's current stock price with the "fair value" price forecasted by its estimated long-term earnings power. Within each industry, companies are ranked by their expected returns and grouped into quintiles: those with the highest expected returns (Quintile 1) are deemed the most undervalued relative to their long-term earnings power, while those with the lowest expected returns (Quintile 5) are deemed the most overvalued.

     Disciplined portfolio construction: A diversified portfolio is constructed using disciplined buy and sell rules. Purchases are concentrated among the stocks in the top two quintiles of the rankings; the specific names selected reflect the portfolio manager's judgment concerning the soundness of the underlying forecasts, the likelihood that the perceived misevaluation will soon be corrected, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager seeks to hold sector weightings close to those of the Russell 2500 Index, the Portfolio's benchmark, reflecting Morgan's belief that its research has the potential to add value at the individual stock level, but not at the sector level. Sector neutrality is also seen as a way to help to protect the portfolio from macroeconomic risks, and -- together with diversification -- represents an important element of Morgan's investment strategy.

     THE JPM INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") is designed for investors with a long term investment horizon who want to diversify their portfolios by investing in an actively managed portfolio of non-U.S. securities that seeks to outperform the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index (the "EAFE Index"). The International Equity Fund's investment objective is to provide a high total return from a portfolio of Equity Securities of foreign corporations. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Non-U.S. Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the International Equity Fund.

     The Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of foreign corporations. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of developed foreign countries render investments in such countries inadvisable.

     INVESTMENT PROCESS FOR THE NON-U.S. EQUITY PORTFOLIO

     Country allocation: Morgan's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks versus bonds. Using a proprietary approach, Morgan calculates this risk premium for each of the nations in the Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then ranks countries according to the size of those deviations. Countries with high (low) rankings are overweighted (underweighted) in comparisons to the EAFE Index to reflect the above-average (below-average) attractiveness of their stock markets. In determining weightings, Morgan analyzes a variety of qualitative factors as well -- including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk premium forecast. Morgan places limits on the total size of the Portfolio's country over- and under-weightings relative to the EAFE Index.

     Stock selection: Morgan's 44 international equity analysts, each an industry and country specialist, forecast normalized earnings and dividend payouts for roughly 1,000 non-U.S. companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified portfolio is constructed using disciplined buy and sell rules.
The portfolio manager's objective is to concentrate the purchases in the stocks deemed most undervalued, and to keep sector weightings close to those of the EAFE Index, the Fund's benchmark. Once a stock falls into the bottom half of the rankings, it generally becomes a candidate for sale. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

     Currency management: Currency is actively managed, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the Fund's return. Morgan's currency decisions are supported by a proprietary tactical mode which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, Morgan's currency group recommends currency strategies that are implemented in conjunction with the Portfolio's investment strategy.

     THE JPM INSTITUTIONAL EMERGING MARKETS EQUITY FUND (the "Emerging Markets Equity Fund") is designed for investors with a long term investment horizon who want exposure to the rapidly growing emerging markets. The Emerging Markets Equity Fund's investment objective is to provide a high total return from a portfolio of Equity Securities of companies in emerging markets. The Fund attempts to achieve its investment objective by investing all of its investable assets in The Emerging Markets Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Emerging Markets Equity Fund.

     The Portfolio seeks to achieve its investment objective by investing primarily in Equity Securities of emerging markets issuers. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of emerging markets countries render investments in such countries inadvisable.

     INVESTMENT PROCESS FOR THE EMERGING MARKETS EQUITY PORTFOLIO

     Country allocation: Morgan's country allocation decision begins with a forecast of the expected return of each market in the Portfolio's universe. These expected returns are calculated using a proprietary valuation method that is forward looking in nature rather than based on historical data. Morgan then evaluates these expected returns from two different perspectives: first, it identifies those countries that have high real expected returns relative to their own history and other nations in their universe. Second, it identifies those countries that it expects will provide high returns relative to their currency risk. Countries that rank highly on one or both of these scores are overweighted relative to the Fund's benchmark, the MSCI Emerging Markets Free Index, while those that rank poorly are underweighted. To help contain risk, Morgan places limits on the total size of the Portfolio's country over- and under-weightings.

     Stock selection: Morgan's 12 emerging market equity analysts -- each an industry specialist -- monitor a universe of approximately 900 companies in these countries, developing forecasts of earnings and cash flows for the most attractive among them. Companies are ranked from most to least attractive based on this research, and then a diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the Portfolio's holdings in the stocks deemed most undervalued, and to keep sector weightings relatively close to those of the index. Stocks are generally held until they fall into the bottom half of Morgan's rankings.

     THE JPM INSTITUTIONAL INTERNATIONAL OPPORTUNITIES FUND (the "International Opportunities Fund") is designed for long-term investors who want to invest in an actively managed portfolio of common stocks and other equity securities of non-U.S. companies, including companies located in emerging markets. The International Opportunities Fund's investment objective is to provide a high total return from a portfolio of equity securities of foreign corporations in developed and to a lesser extent developing markets. The Fund attempts to achieve its investment objective by investing all of its investable assets in The International Opportunities Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the International Opportunities Fund.

     The Portfolio invests primarily in common stocks and other equity securities of non-U.S. issuers in developed and developing countries. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of foreign countries render investments in such countries inadvisable.

     INVESTMENT PROCESS FOR THE INTERNATIONAL OPPORTUNITIES PORTFOLIO

     Country allocation (developed countries): Morgan's country allocation decision for securities issued in developed countries begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks versus bonds. Using a proprietary approach, Morgan calculates this risk premium for each of the developed countries in the Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then ranks countries according to the size of those deviations. Countries with high (low) rankings are emphasized (deemphasized) to reflect the above-average (below-average) attractiveness of their stock markets. In determining these weightings, Morgan analyzes a variety of qualitative factors as well -- including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk premium forecast.

     Country allocation (emerging countries): Morgan's country allocation decision for emerging markets securities begins with a forecast of the expected return of each emerging market in the Portfolio's universe. These expected returns are calculated using a proprietary valuation method that is forward looking in nature rather than based on historical data. Morgan then evaluates these expected returns from two different perspectives: first, it identifies those countries that have high real expected returns relative to their own history and other nations in their universe. Second, it identifies those countries that it expects will provide high returns relative to their currency risk. Countries that rank highly on one or both of these scores are overweighted, while those that rank poorly are underweighted.

     Stock selection: Morgan's 44 international equity analysts and 12 emerging market equity analysts, each an industry and country specialist, forecast normalized earnings, dividend payouts and cash flows for roughly 1,000 non-U.S. companies -- taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the Portfolio's purchases in the stocks deemed most undervalued. Stocks generally become a candidate for sale when they fall into the bottom half of Morgan's rankings. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

     Currency management: Morgan actively manages the currency exposure of the Portfolio's investments in developed countries, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the Fund's return. Morgan's currency decisions are supported by a proprietary tactical mode which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, Morgan's currency group recommends currency strategies that are implemented in conjunction with the Portfolio's investment strategy.

     THE JPM INSTITUTIONAL EUROPEAN EQUITY FUND (the "European Equity Fund") is designed for investors who want an actively managed portfolio of European Equity Securities that seeks to outperform the Morgan Stanley Capital International Europe Index which is comprised of more than 500 companies in fourteen European countries. The European Equity Fund's investment objective is to provide a high total return from a portfolio of Equity Securities of European companies. The European Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The European Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the European Equity Fund.

     The Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of European companies. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of European countries render investments in such countries inadvisable.

     INVESTMENT PROCESS FOR THE EUROPEAN EQUITY PORTFOLIO

     Country allocation: Morgan's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks versus bonds. Using a proprietary approach, Morgan calculates this risk premium for each of the nations in the Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then ranks countries according to the size of those deviations. Countries with high (low) rankings are overweighted (underweighted) in comparison to the Morgan Stanley Capital International Europe Index to reflect the above-average (below-average) attractiveness of their stock markets. In determining weightings, Morgan analyzes a variety of qualitative factors as well -- including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk-premium forecast. In an effort to contain risk, Morgan places limits on the total size of the Portfolio's country over- and under-weightings.

     Stock selection: Morgan's 15 European equity analysts, each an industry and country specialist, forecast normalized earnings and dividend payouts for roughly 600 companies, taking a long-term perspective rather than the short time frame common to consensus estimates. The analysts' forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate purchases in the top third of the rankings, and to keep sector weightings close to those of the benchmark. Once a stock falls into the bottom third of the rankings -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale.

     THE JPM INSTITUTIONAL JAPAN EQUITY FUND (the "Japan Equity Fund") is designed for investors who want an actively managed portfolio of Japanese Equity Securities that seeks to outperform the Tokyo Stock Price Index ("TOPIX"), a composite market-capitalization weighted-index of all common stocks listed on the First Section of the Tokyo Stock Exchange. The Japan Equity Fund's investment objective is to provide a high total return from a portfolio of Equity Securities of Japanese companies. The Japan Equity Fund attempts to achieve its investment objective by investing all of its investable assets in The Japan Equity Portfolio (the "Portfolio"), a non-diversified open-end management investment company having the same investment objective as the Japan Equity Fund. For additional information, see "Appendix C - Investing in Japan and Asian Growth Markets."

     The Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of Japanese companies. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing in Japan render investments there inadvisable.

     INVESTMENT PROCESS FOR THE JAPAN EQUITY PORTFOLIO

     Systematic valuation: Morgan's ten Japanese equity analysts in Tokyo -- each an industry specialist -- follow a total of over 300 Japanese companies. The most attractive names in that universe are identified by a multifactor model which screens for low price/earnings ratios, high earnings growth rates and high sales/price ratios. Within each sector, this subset of the universe is ranked by these three measures and broken into quintiles; the companies in the top quintile are considered the most attractive ones from both a growth and valuation viewpoint. To provide an additional check on the valuation of selected companies, the analysts prepare normalized, long-term earnings and dividend forecasts which are converted into comparable expected returns by a dividend discount model.

     Warrant/convertible strategy: Once a company has been identified as a buy candidate, the portfolio manager analyzes the yields on the company's available equity vehicles -- stocks, warrants and convertibles -- to determine which appears the most attractive means of purchase. In an effort to enhance potential returns, the Portfolio also trades among these vehicles -- a strategy that seeks to capitalize on the inefficiencies that pervade the Japanese equity market. If the Portfolio invests in a warrant, it will set aside cash in an amount approximately equal to the difference in the price of the warrant and the market value of the underlying common stock. The cash is invested in money market instruments.

     Disciplined portfolio construction: The Portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate purchases in the top 20% of the rankings; the specific companies selected reflect the portfolio manager's judgment concerning the liquidity of an issue, the soundness of the underlying forecasts, and the magnitude of the risks versus the rewards. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. The portfolio manager strives to hold sector weightings close to those of the benchmark in an effort to contain risk.

     THE JPM INSTITUTIONAL ASIA GROWTH FUND (the "Asia Growth Fund") is designed for long-term investors who want access to the rapidly growing Asian markets. The Advisor considers Asian growth markets to be Bangladesh, China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Sri Lanka, Thailand, Taiwan, Hong Kong and Singapore. The Asia Growth Fund's investment objective is to provide a high total return from a portfolio of Equity Securities of companies in Asian growth markets. The Asia Growth Fund attempts to achieve its investment objective by investing all its investable assets in The Asia Growth Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Asia Growth Fund. For additional information, see "Appendix C -Investing in Japan and Asian Growth Markets."

     The Portfolio seeks to achieve its investment objective by investing primarily in the Equity Securities of companies in Asian growth markets. Under normal circumstances, the Portfolio expects to invest at least 65% of its total assets in such securities. The Portfolio does not intend to invest in U.S. securities (other than money market instruments), except temporarily, when extraordinary circumstances prevailing at the same time in a significant number of countries considered to be Asian growth markets render investments in such countries inadvisable.

     INVESTMENT PROCESS FOR THE ASIA GROWTH PORTFOLIO

     Country allocation: Morgan's country allocation decision begins with a forecast of equity risk premiums, which provide a valuation signal by measuring the relative attractiveness of stocks versus bonds. Using a proprietary approach, Morgan calculates this risk premium for each of the nations in the Portfolio's universe, determines the extent of its deviation -- if any -- from its historical norm, and then ranks countries according to the size of these deviations. Countries with high (low) rankings are overweighted (underweighted) to reflect the above-average (below average) attractiveness of their stock markets. In determining weightings, Morgan analyzes a variety of qualitative factors as well -- including the liquidity, earnings momentum and interest rate climate of the market at hand. These qualitative assessments can change the magnitude but not the direction of the country allocations called for by the risk-premium forecast. In an effort to contain risk, Morgan places limits on the total size of the Portfolio's country over- and under-weightings.

     Stock selection: Morgan's six Asian equity analysts focused on Asian markets -- each an industry and country specialist -- forecast normalized, long-term earnings and dividend payouts for approximately 250 companies in this region. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry and country, and are grouped into quintiles. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate purchases in the top 20% of the rankings, and to keep sector weightings close to those of the benchmark. Once a stock falls into the third quintile -- because its price has risen or its fundamentals have deteriorated -- it generally becomes a candidate for sale. Where available, warrants and convertibles are purchased when they appear to have the potential to add value over common stock.

     The following discussion supplements the information regarding the investment objective of each of the Funds and the policies to be employed to achieve this objective by their corresponding Portfolios as set forth above and in the Prospectus. The investment objective of each Fund and its corresponding Portfolio is identical. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio; similarly, references to a Portfolio also include the corresponding Fund that invests in the Portfolio unless the context requires otherwise.

MONEY MARKET INSTRUMENTS

     As discussed in the Prospectus, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."

     U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities, except that the Treasury Money Market Fund may only invest in certain of these obligations as noted below. These obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund, except the Treasury Money Market Fund, may invest that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations. Securities in which each Fund, including the Treasury Money Market Fund, may invest that are not backed by the full faith and credit of the United States include, and only for the Treasury Money Market Fund are limited to, obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank.

     FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, except the Tax Exempt Money Market Fund, the Treasury Money Market Fund, the Tax Exempt Bond Fund and the New York Total Return Bond Fund, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or, in the case of the International Bond, Selected U.S. Equity, Disciplined Equity, U.S. Small Company, International Equity, Emerging Markets Equity, International Opportunities, Diversified, European Equity, Japan Equity and Asia Growth Funds, in another currency. See "Foreign Investments."

     BANK OBLIGATIONS. Each of the Funds, except the Treasury Money Market Fund, unless otherwise noted in the Prospectus or below, may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of
(i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets (the "Asset Limitation") and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U.S. branches of foreign banks of equivalent size (Yankees). The Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds may not invest in obligations of foreign branches of foreign banks and the Asset Limitation is not applicable to the International Bond, International Equity, Emerging Markets Equity, International Opportunities, European Equity, Japan Equity or Asia Growth Funds. See "Foreign Investments." The Funds will not invest in obligations for which the Advisor, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds, other than the Tax Exempt Money Market, Treasury Money Market, Tax Exempt Bond and New York Total Return Bond Funds, may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).

     COMMERCIAL PAPER.  Each of the Funds (except the Treasury Money Market
Fund) may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York acting as agent, for no additional fee, in its capacity as investment advisor to the Portfolios and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts managed by the Advisor or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Advisor to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations.

     REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by the Funds' Trustees. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Treasury Money Market Fund will only enter into repurchase agreements involving U.S. Treasury securities or permitted agency securities. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Custodian. The Money Market, Tax Exempt Money Market, and Treasury Money Market Funds will be fully collateralized within the meaning of paragraph (a)(4) of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.

     Each of the Funds (other than the Treasury Money Market Fund) may make investments in other debt securities with remaining effective maturities of not more than thirteen months, including without limitation corporate and foreign bonds, asset-backed securities and other obligations described in the Prospectus or this Statement of Additional Information. The Tax Exempt Money Market and Tax Exempt Bond Funds may not invest in foreign bonds or asset-backed securities.

CORPORATE BONDS AND OTHER DEBT SECURITIES

     As discussed in the Prospectus, the Bond, Short Term Bond, New York Total Return Bond, International Bond, Diversified and European Equity Funds may invest in bonds and other debt securities of domestic and (except for the New York Total Return Bond Fund) foreign issuers to the extent consistent with their investment objectives and policies. A description of these investments appears in the Prospectus and below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."

     ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

TAX EXEMPT OBLIGATIONS

     As discussed in the Prospectus, the Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds and, in certain circumstances, the Bond and Short Term Bond Funds, may invest in tax exempt obligations to the extent consistent with each Fund's investment objective and policies. A description of the various types of tax exempt obligations which may be purchased by the Funds appears in the Prospectus and below. See "Quality and Diversification Requirements."

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. Municipal notes are subdivided into three categories of short-term obligations: municipal notes, municipal commercial paper and municipal demand obligations.

     Municipal notes are short-term obligations with a maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which each Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. For a description of the attributes of master demand obligations, see "Money Market Instruments" above. Although there is no secondary market for master demand obligations, such obligations are considered by each Fund to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

     The Tax Exempt Money Market Fund may purchase securities of the type described above if they have effective maturities within thirteen months. As required by regulation of the Securities and Exchange Commission (the "SEC"), this means that on the date of acquisition the final stated maturity (or if called for redemption, the redemption date) must be within thirteen months or the maturity must be deemed to be no more than thirteen months because of a maturity shortening mechanism, such as a variable interest rate, coupled with a conditional or unconditional right to resell the investment to the issuer or a third party. See "Variable Rate Demand Notes" and "Puts." A substantial portion of the Tax Exempt Money Market Fund's portfolio is subject to maturity shortening mechanisms consisting of variable interest rates coupled with unconditional rights to resell the securities to the issuers either directly or by drawing on a domestic or foreign bank letter of credit or other credit support arrangement. See "Foreign Investments."

     PUTS. The Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds may purchase without limit municipal bonds or notes together with the right to resell the bonds or notes to the seller at an agreed price or yield within a specified period prior to the maturity date of the bonds or notes. Such a right to resell is commonly known as a "put." The aggregate price for bonds or notes with puts may be higher than the price for bonds or notes without puts. Consistent with each Fund's investment objective and subject to the supervision of the Trustees, the purpose of this practice is to permit each Fund to be fully invested in tax exempt securities while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions, and to purchase at a later date securities other than those subject to the put. The principal risk of puts is that the writer of the put may default on its obligation to repurchase. The Advisor will monitor each writer's ability to meet its obligations under puts.

     Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in order to take advantage of alternative investment opportunities or in the event the Advisor revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise, the Advisor considers the amount of cash available to each Fund, the expiration dates of the available puts, any future commitments for securities purchases, alternative investment opportunities, the desirability of retaining the underlying securities in each Fund's portfolio and the yield, quality and maturity dates of the underlying securities.

     The Tax Exempt Money Market Fund values any municipal bonds and notes which are subject to puts at amortized cost. No value is assigned to the put. The cost of any such put is carried as an unrealized loss from the time of purchase until it is exercised or expires. The Tax Exempt Bond and New York Total Return Bond Funds value any municipal bonds and notes subject to puts with remaining maturities of less than 60 days by the amortized cost method. If the Tax Exempt Bond and New York Total Return Bond Funds were to invest in municipal bonds and notes with maturities of 60 days or more that are subject to puts separate from the underlying securities, the puts and the underlying securities would be valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of a put, consider, among other factors, the creditworthiness of the writer of the put, the duration of the put, the dates on which or the periods during which the put may be exercised and the applicable rules and regulations of the SEC. Prior to investing in such securities, the Tax Exempt Bond and New York Total Return Bond Funds, if deemed necessary based upon the advice of counsel, will apply to the SEC for an exemptive order, which may not be granted, relating to the valuation of such securities.

     Since the value of the put is partly dependent on the ability of the put writer to meet its obligation to repurchase, each Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Advisor. Each dealer will be approved on its own merits, and it is each Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Trustees will review regularly the Advisor's list of approved dealers, taking into consideration, among other things, the ratings, if available, of their equity and debt securities, their reputation in the municipal securities markets, their net worth, their efficiency in consummating transactions and any collateral arrangements, such as letters of credit, securing the puts written by them. Commercial bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. In the case of the Tax Exempt Bond and New York Total Return Bond Funds, other put writers will have outstanding debt rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), or will be of comparable quality in the Advisor's opinion or such put writers' obligations will be collateralized and of comparable quality in the Advisor's opinion. The Trustees have directed the Advisor not to enter into put transactions with any dealer which in the judgment of the Advisor becomes more than a minimal credit risk.
In the event that a dealer should default on its obligation to repurchase an underlying security, the Funds are unable to predict whether all or any portion of any loss sustained could subsequently be recovered from such dealer.

     The Trust has been advised by counsel that the Funds will be considered the owner of the securities subject to the puts so that the interest on the securities is tax exempt income to the Funds. Such advice of counsel is based on certain assumptions concerning the terms of the puts and the attendant circumstances.

EQUITY INVESTMENTS

     As discussed in the Prospectus, the Portfolios for the Selected U.S. Equity, Disciplined Equity, U.S. Small Company, International Equity, Emerging Markets Equity, International Opportunities, European Equity, Japan Equity and Asia Growth Funds and the equity portion of the Diversified Fund (collectively, the "Equity Portfolios") invest primarily in Equity Securities. The Equity Securities in which the Equity Portfolios invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter (OTC) market as well as certain restricted or unlisted securities. A discussion of the various types of equity investments which may be purchased by these Portfolios appears in the Prospectus and below. See "Quality and Diversification Requirements."

     EQUITY SECURITIES. The Equity Securities in which the Equity Portfolios may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     The convertible securities in which the Equity Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

COMMON STOCK WARRANTS

     The Portfolios for the JPM Institutional Selected U.S. Equity, Disciplined Equity, U.S. Small Company, International Equity, Emerging Markets Equity, International Opportunities, Diversified, European Equity, Japan Equity and Asia Growth Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

     Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

FOREIGN INVESTMENTS

     The International Bond, International Equity, Emerging Markets Equity, International Opportunities, European Equity, Japan Equity and Asia Growth Funds make substantial investments in foreign countries. The Money Market, Bond, Short Term Bond, Selected U.S. Equity, Disciplined Equity, U.S. Small Company and Diversified Funds may invest in certain foreign securities. The Short Term Bond Fund and the Bond Fund may invest in dollar-denominated fixed income securities of foreign issuers. The Selected U.S. Equity Fund may invest in equity securities of foreign corporations included in the S&P 500 Index or listed on a national securities exchange. The U.S. Small Company Fund may invest in equity securities of foreign issuers that are listed on a national securities exchange or denominated or principally traded in the U.S. dollar.
The Bond, Short Term Bond, Selected U.S. Equity, Disciplined Equity, U.S. Small Company and Diversified Funds do not expect to invest more than 25%, 25%, 5%, 5%, 5% and 30%, respectively, of their total assets at the time of purchase in securities of foreign issuers. All investments of the Money Market Fund must be U.S. dollar-denominated. In the case of the Money Market, Bond and Short Term Bond Funds, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase. Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). Generally, ADRs and EDRs are receipts issued by a bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and that are designed for use in the domestic, in the case of ADRs, or European, in the case of EDRs, securities markets.

     Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The International Bond, Selected U.S. Equity, Disciplined Equity, U.S. Small Company, International Equity, Emerging Markets Equity, International Opportunities, Diversified, European Equity, Japan Equity and Asia Growth Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments as described in the Prospectus.

     The International Equity, Emerging Markets Equity, International Opportunities and Asia Growth Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to such Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and such Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     For a description of the risks associated with investing in foreign securities, see "Additional Investment Information and Risk Factors" in the

Prospectus. To the extent that the Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds invest in municipal bonds and notes backed by credit support arrangements with foreign financial institutions, the risks associated with investing in foreign securities may be relevant to these Funds.

     INVESTING IN JAPAN. Investing in Japanese securities may involve the risks associated with investing in foreign securities generally. In addition, because the Japan Equity, International Equity and International Opportunities Portfolios invest in Japan, they will be subject to the general economic and political conditions in Japan. It is not expected that the Asia Growth Portfolio will invest in Japan (see "Investment Objective and Policies" in the Prospectus).

     Share prices of companies listed on Japanese stock exchanges and on the Japanese OTC market reached historical peaks (which were later referred to as the "bubble") as well as historically high trading volumes in 1989 and 1990. Since then, stock prices in both markets decreased significantly. There can be no assurance that additional market corrections will not occur.

     The common stocks of many Japanese companies continue to trade at high price earnings ratios in comparison with those in the United States, even after the recent market decline. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

     Since the Japan Equity, International Equity and the International Opportunities Portfolios invest in securities denominated in yen, changes in exchange rates between the U.S. dollar and the yen affect the U.S. dollar value of their respective assets. Although the Japanese economy has grown substantially over the past four decades, recently the rate of growth had slowed substantially. See "Foreign Currency Exchange Transactions."

     Japan's success in exporting its products has generated a sizeable trade surplus. Such trade surplus has caused tensions at times between Japan and some of its trading partners. In particular, Japan's trade relations with the United States have recently been the subject of discussion and negotiation between the two nations. The United States has imposed certain measures designed to address trade issues in specific industries. These measures and similar measures in the future may adversely affect the performance of the Japan Equity, International Equity and International Opportunities Portfolios.

     Japan's economy has typically exhibited low inflation and low interest rates. There can be no assurance that low inflation and low interest rates will continue, and it is likely that a reversal of such factors would adversely affect the Japanese economy. Moreover, the Japanese economy may differ, favorably or unfavorably, from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

     Japan has a parliamentary form of government. In 1993 a coalition government was formed which, for the first time since 1955, did not include the Liberal Democratic Party. Since mid-1993, there have been several changes in leadership in Japan. What, if any, effect the current political situation will have on prospective regulatory reforms of the economy in Japan cannot be predicted. Recent and future developments in Japan and neighboring Asian countries may lead to changes in policy that might adversely affect these Portfolios.

ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the Custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Portfolio (excluding the Disciplined Equity and International Opportunities Portfolios) not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds and their corresponding Portfolios to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund (its corresponding Portfolio). As a shareholder of another investment company, a Fund or Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund or Portfolio bears directly in connection with its own operations.

     REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. The Portfolio for the Treasury Money Market Fund will only enter into reverse repurchase agreements involving Treasury securities. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Portfolio and, therefore, a form of leverage. The Portfolios will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Portfolio will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Portfolio will establish and maintain with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on the Money Market, Tax Exempt Money Market and Treasury Money Market Funds' ability to maintain a net asset value of $1.00 per share. See "Investment Restrictions" for each Portfolio's limitations on reverse repurchase agreements and bank borrowings.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. The Portfolios for the Short Term Bond Fund and the Bond Fund may engage in mortgage dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a mortgage dollar roll transaction, the Portfolio sells a mortgage backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the Custodian. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions.

     LOANS OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolios in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Portfolio and its respective investors. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Portfolio will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and no Portfolio will make any loans in excess of one year. The Portfolios will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Portfolios, the Advisor or the Distributor, unless otherwise permitted by applicable law.

     PRIVATELY PLACED AND CERTAIN UNREGISTERED SECURITIES. The Portfolios for each of the Funds (except the Treasury Money Market Fund) may invest in privately placed, restricted, Rule 144A or other unregistered securities as described in the Prospectus.

     As to illiquid investments, a Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.

     SYNTHETIC VARIABLE RATE INSTRUMENTS. The Portfolios for the Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds may invest in certain synthetic variable rate instruments as described in the Prospectus. In the case of some types of instruments credit enhancement is not provided, and if certain events, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond's tax exempt status, occur, then (i) the put will terminate, (ii) the risk to a Fund will be that of holding a long-term bond, and

(iii) in the case of the Tax Exempt Money Market Fund, the disposition of the bond may be required which could be at a loss.

QUALITY AND DIVERSIFICATION REQUIREMENTS

     Each of the Funds, except the New York Total Return Bond, International Bond and Japan Equity Funds, intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of these Funds is subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. Government, its agencies and instrumentalities, and
(2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer, subject to the limitation of any applicable state securities laws, or with respect to the Money Market, Tax Exempt Money Market and Treasury Money Market Funds, as described below. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     Although the New York Total Return Bond, International Bond and Japan Equity Funds are not limited by the diversification requirements of the 1940 Act, these Funds (and the other Funds) will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

     With respect to the Tax Exempt Money Market and Tax Exempt Bond Funds, for purposes of diversification and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. With respect to the New York Total Return Bond Fund, for purposes of diversification under the Code and concentration under the 1940 Act, identification of the issuer of municipal bonds or notes also depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor.
Since securities issued or guaranteed by states or municipalities are not voting securities, there is no limitation on the percentage of a single issuer's securities which a Fund may own so long as it does not invest more than 5% of its total assets that are subject to the diversification limitation in the securities of such issuer, except obligations issued or guaranteed by the U.S. Government. Consequently, the Funds may invest in a greater percentage of the outstanding securities of a single issuer than would an investment company which invests in voting securities. See "Investment Restrictions."

     MONEY MARKET FUND. In order to attain the Money Market Fund's objective of maintaining a stable net asset value, the Portfolio for the Money Market Fund will (i) limit its investment in the securities (other than U.S. Government securities) of any one issuer to no more than 5% of its assets, measured at the time of purchase, except for investments held for not more than three business days (subject, however, to the investment restriction No. 4 set forth under "Investment Restrictions" below); and (ii) limit investments to securities that present minimal credit risks and securities (other than U.S. Government securities) that are rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs") or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. A description of illustrative credit ratings is set forth in "Appendix A." The Portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with
(ii) above, that security will be deemed to have the same rating as such other rated securities.

     In addition, the Board of Trustees has adopted procedures which (i) require the Board of Trustees to approve or ratify purchases by the Portfolio of securities (other than U.S. Government securities) that are rated by only one NRSRO or that are unrated; (ii) require the Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than thirteen months; and (iii) require the Portfolio, in the event of certain downgradings of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Portfolio's best interest.

     TAX EXEMPT MONEY MARKET FUND. In order to attain the Tax Exempt Money Market Fund's objective of maintaining a stable net asset value, the Portfolio for the Tax Exempt Money Market Fund will limit its investments to securities that present minimal credit risks and securities (other than New York State municipal notes) that are rated within the highest rating assigned to short-term debt securities (or, in the case of New York State municipal notes, within one of the two highest ratings assigned to short-term debt securities) by at least two NRSROs or by the only NRSRO that has rated the security. Securities which originally had a maturity of over one year are subject to more complicated, but generally similar rating requirements. The Portfolio may also purchase unrated securities that are of comparable quality to the rated securities described above. Additionally, if the issuer of a particular security has issued other securities of comparable priority and security and which have been rated in accordance with the criteria described above that security will be deemed to have the same rating as such other rated securities.

     In addition, the Board of Trustees has adopted procedures which (i) require the Portfolio to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to invest only in securities with a remaining maturity of not more than thirteen months and (ii) require the Portfolio, in the event of certain downgrading of or defaults on portfolio holdings, to dispose of the holding, subject in certain circumstances to a finding by the Trustees that disposing of the holding would not be in the Portfolio's best interest.

     The credit quality of variable rate demand notes and other municipal obligations is frequently enhanced by various credit support arrangements with domestic or foreign financial institutions, such as letters of credit, guarantees and insurance, and these arrangements are considered when investment quality is evaluated. The rating of credit-enhanced municipal obligations by a NRSRO may be based primarily or exclusively on the credit support arrangement.

     TREASURY MONEY MARKET FUND. In order to attain its objective of maintaining a stable net asset value, the Treasury Money Market Fund will limit its investments to direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and certain U.S. Government securities with remaining maturities of thirteen months or less at the time of purchase and will maintain a dollar-weighted average portfolio maturity of not more than 90 days.

     SHORT TERM BOND, BOND, INTERNATIONAL BOND AND DIVERSIFIED FUNDS. The Short Term Bond, Bond and International Bond Funds and the fixed income portion of the

Diversified Fund invest principally in a diversified portfolio of "high grade" and "investment grade" securities. Investment grade debt is rated, on the date of investment, within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of Standard & Poor's, currently AAA, AA, A and BBB. High grade debt is rated, on the date of the investment, within the two highest of such ratings. The Bond Fund may also invest up to 5% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, Ba by Moody's or BB by Standard & Poor's. The Funds may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Funds invest in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

     TAX EXEMPT BOND FUND. The Tax Exempt Bond Fund invests principally in a diversified portfolio of "high grade" and "investment grade" tax exempt securities. On the date of investment (i) municipal bonds must be rated within the three highest ratings of Moody's, currently Aaa, Aa and A, or of Standard & Poor's, currently AAA, AA, and A, (ii) municipal notes must be rated MIG-1 by Moody's or SP-1 by Standard & Poor's (or, in the case of New York State municipal notes, MIG-1 or MIG-2 by Moody's or SP-1 or SP-2 by Standard & Poor's) and (iii) municipal commercial paper must be rated Prime-1 by Moody's or A-1 by Standard & Poor's or, if not rated by either Moody's or Standard & Poor's, issued by an issuer either (a) having an outstanding debt issue rated A or higher by Moody's or Standard & Poor's or (b) having comparable quality in the opinion of the Advisor. The Fund may invest in other tax exempt securities which are not rated if, in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

     NEW YORK TOTAL RETURN BOND FUND. The New York Total Return Bond Fund invests principally in a diversified portfolio of "investment grade" tax exempt securities. An investment grade bond is rated, on the date of investment within the four highest ratings of Moody's, currently Aaa, Aa, A and Baa, or of Standard & Poor's, currently AAA, AA, A and BBB, while high grade debt is rated, on the date of the investment within the two highest of such ratings.
Investment grade municipal notes are rated, on the date of investment, MIG-1 or MIG-2 by Standard & Poor's or SP-1 and SP-2 by Moody's. Investment grade municipal commercial paper is rated, on the date of investment, Prime 1 or Prime 2 by Moody's and A-1 or A-2 by Standard & Poor's. The New York Total Return Bond Fund may also invest up to 5% of its total assets in securities which are "below investment grade." Such securities must be rated, on the date of investment, Ba by Moody's or BB by Standard & Poor's. The New York Total Return Bond Fund may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable, if in the opinion of the Advisor, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Fund invests in any taxable commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion.

     SELECTED U.S. EQUITY, DISCIPLINED EQUITY, U.S. SMALL COMPANY, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY, INTERNATIONAL OPPORTUNITIES, DIVERSIFIED, EUROPEAN EQUITY, JAPAN EQUITY AND ASIA GROWTH FUNDS. The Selected U.S. Equity, Disciplined Equity, U.S. Small Company, International Equity, Emerging Markets Equity, International Opportunities, Diversified, European Equity, Japan Equity and Asia Growth Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in the Advisor's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in the Advisor's opinion.

     In determining suitability of investment in a particular unrated security, the Advisor takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

OPTIONS AND FUTURES TRANSACTIONS

EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Portfolios will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Portfolio's Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Portfolio as well as loss of the expected benefit of the transaction.

      Provided that a Portfolio has arrangements with certain qualified dealers who agree that the Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Portfolio may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Portfolios permitted to enter into futures and options transactions may purchase or sell (write) futures contracts and purchase put and call options, including put and call options on futures contracts. In addition, the Portfolios for the Disciplined Equity, International Bond, Diversified, Emerging Markets Equity, International Opportunities, European Equity, Japan Equity and Asia Growth Funds may sell (write) put and call options, including options on futures. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by the Portfolio into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

COMBINED POSITIONS. The Portfolios permitted to purchase and write options may do so in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, certain Portfolios may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or the Advisor may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. The Portfolios intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits the extent to which a Portfolio can commit assets to initial margin deposits and option premiums. In addition, the Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

RISK MANAGEMENT

     The Portfolios for the New York Total Return Bond, International Bond, Diversified, Disciplined Equity, Emerging Markets Equity, International Opportunities, European Equity, Japan Equity and Asia Growth Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Advisor wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long term securities, it might cause the Portfolio to purchase futures contracts on long term debt securities. Similarly, if the Advisor wishes to decrease fixed income securities or purchase equities, it could cause the Portfolio to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

SPECIAL FACTORS AFFECTING THE NEW YORK TOTAL RETURN BOND FUND. The New York Total Return Bond Fund intends to invest a high proportion of its assets in municipal obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities. Payment of interest and preservation of principal is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

     The fiscal stability of New York State is related, at least in part, to the fiscal stability of its localities and authorities. Various State agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the State through lease-purchase arrangements, other contractual arrangements or moral obligation provisions. While debt service is normally paid out of revenues generated by projects of such State agencies, authorities and localities, the State has had to provide special assistance in the past, in some cases of a recurring nature, to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the State to meet its own obligations as they become due or to obtain additional financing could be adversely affected.

     On July 10, 1995, Standard & Poor's downgraded its rating on New York City's outstanding general obligation bonds to BBB+ from A-, citing the city's chronic structural budget problems and weak economic outlook. Moody's currently rates New York City general obligation bonds Baa-1. Factors contributing to these ratings include the city's reliance on one-time revenue measures to close annual budget gaps, a dependence on unrealized labor savings, overly optimistic estimates of revenues and of state and federal aid, and the city's continued high debt levels.

     For further information concerning New York municipal obligations, see "Appendix B." The summary set forth above and in "Appendix B" is included for the purpose of providing a general description of New York State and New York City credit and financial conditions. This summary is based on information from an official statement of New York general obligation municipal obligations and does not purport to be complete.

PORTFOLIO TURNOVER

     The table below sets forth the portfolio turnover rates for the Portfolios corresponding to the Funds. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes" below.

THE SHORT TERM BOND PORTFOLIO (Short Term Bond Fund) -- For the fiscal year ended October 31, 1994: 230%. For the fiscal year ended October 31, 1995: 177%.

THE TAX EXEMPT BOND PORTFOLIO (Tax Exempt Bond Fund) -- For the fiscal year ended August 31, 1995: 47%. For the fiscal year ended August 31, 1996: 25%.

THE NEW YORK TOTAL RETURN BOND PORTFOLIO (New York Total Return Bond Fund) -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: 63%. For the fiscal year ended March 31, 1996: 41%.

THE NON-U.S. FIXED INCOME PORTFOLIO (International Bond Fund) -- For the period October 11, 1994 (commencement of operations) through September 30, 1995: 288%. For the fiscal year ended September 30, 1996: 330%.

THE U.S. FIXED INCOME PORTFOLIO (Bond Fund) -- For the fiscal year ended October 31, 1994: 234%. For the fiscal year ended October 31, 1995: 293%.

THE SELECTED U.S. EQUITY PORTFOLIO (Selected U.S. Equity Fund) -- For the fiscal year ended May 31, 1995: 71%. For the fiscal year ended May 31, 1996:
85%.

THE U.S. SMALL COMPANY PORTFOLIO (U.S. Small Company Fund) -- For the fiscal year ended May 31, 1995: 75%. For the fiscal year ended May 31, 1996: 93%.

THE NON-U.S. EQUITY PORTFOLIO (International Equity Fund) -- For the fiscal year ended October 31, 1994: 56%. For the fiscal year ended October 31, 1995: 59%.

THE DIVERSIFIED PORTFOLIO (Diversified Fund) -- For the fiscal year ended June 30, 1995: 136%. For the fiscal year ended June 30, 1996: 144%.

THE EMERGING MARKETS EQUITY PORTFOLIO (Emerging Markets Equity Fund) -- For the fiscal year ended October 31, 1994: 27%. For the fiscal year ended October 31, 1995: 41%.

THE EUROPEAN EQUITY PORTFOLIO (European Equity Fund) -- For the period March 28, 1995 (commencement of operations) through December 31, 1995: 36%. For the six months ended June 30, 1996: 27% (unaudited).

THE JAPAN EQUITY PORTFOLIO (Japan Equity Fund) -- For the period March 28, 1995 (commencement of operations) through December 31, 1995: 60%. For the six months ended June 30, 1996: 44% (unaudited).

THE ASIA GROWTH PORTFOLIO (Asia Growth Fund) -- For the period April 5, 1995 (commencement of operations) through December 31, 1995: 70%. For the six months ended June 30, 1996: 42% (unaudited).

     The estimated annual portfolio turnover rate for each of the European Equity, Japan Equity, Asia Growth Disciplined Equity and International Opportunities Portfolios generally should not exceed 100%.

INVESTMENT RESTRICTIONS

     The investment restrictions of each Fund and its corresponding Portfolio are identical, unless otherwise specified. Accordingly, references below to a Fund also include the Fund's corresponding Portfolio unless the context requires otherwise; similarly, references to a Portfolio also include its corresponding Fund unless the context requires otherwise.

     The investment restrictions below have been adopted by the Trust with respect to each Fund and by each corresponding Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, as the case may be. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions of its corresponding Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.

     The MONEY MARKET FUND and its corresponding PORTFOLIO may not:

1. Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments which are illiquid;

2. Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements;

3. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes and shall not apply to reverse repurchase agreements;

4. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Fund's total assets;

5. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities, negotiable certificates of deposit, time deposits, and bankers' acceptances of U.S. branches of U.S. banks;

6. Make loans, except through purchasing or holding debt obligations, or entering into repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase bonds or commercial paper issued by companies which invest in real estate or interests therein including real estate investment trusts;

8. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act;

10.  Act as an underwriter of securities; or

11. Issue senior securities, except as may otherwise be permitted by the foregoing investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder.

     The TAX EXEMPT MONEY MARKET FUND and its corresponding PORTFOLIO may not:

1. Borrow money, except from banks for temporary, extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets, provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision, for example, facilitates the orderly sale of portfolio securities in the event of abnormally heavy redemption requests or in the event of redemption requests during periods of tight market supply. This provision is not for leveraging purposes;

2. Invest more than 25% of its total assets in securities of governmental units located in any one state, territory, or possession of the United States. The Fund may invest more then 25% of its total assets in industrial development and pollution control obligations whether or not the users of facilities financed by such obligations are in the same industry;(1)

3. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history;

4. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer, provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. Each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenues of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;(2)

5. Make loans, except through the purchase or holding of debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase municipal bonds, notes or commercial paper secured by interests in real estate;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delayed delivery;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

9. Act as an underwriter of securities; or


---------------

1    Pursuant to an interpretation of the staff of the SEC, the Fund may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state. The Fund shall comply with this interpretation until such time as it may be modified by the staff of the SEC.

2    For the purposes of interpretation of Investment Restriction No. 4
"guaranteed by another entity" includes credit substitutions, such as letters of credit or insurance, unless the Advisor determines that the security meets the Fund's credit standards without regard to the credit substitution.

10. Issue senior securities, except as may otherwise be permitted by the foregoing investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder.

     The TREASURY MONEY MARKET FUND and its corresponding PORTFOLIO may not:

1. Enter into reverse repurchase agreements which together with any other borrowing exceeds in the aggregate one-third of the market value of the Fund's or the Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements;

2. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts up to 10% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while borrowings exceed 5% of the Fund's or the Portfolio's total assets, respectively; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's or the Portfolio's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund. This limitation also shall not apply to issues of the U.S. Government and repurchase agreements related thereto;

4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's or the Portfolio's total assets; provided, however, that the Fund may invest all or part of its assets in an open-end management investment company with the same investment objective and restrictions as the Fund. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities and repurchase agreements related thereto;

5. Make loans, except through purchasing or holding debt obligations, repurchase agreements, or loans of portfolio securities in accordance with the Fund's or the Portfolio's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts or interests in oil, gas, or mineral exploration or development programs;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or of securities for delivery at a future date;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund;

9. Act as an underwriter of securities; or

10. Issue senior securities, except as may otherwise be permitted by the foregoing investment restrictions or under the 1940 Act or any rule, order or interpretation thereunder.

     The SHORT TERM BOND FUND and its corresponding PORTFOLIO may not:

1. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

4. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). The Fund will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

5. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction No. 4 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

7. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts, except for the Fund's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts, and purchase instruments secured by real estate or interests therein;

8. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short-term credit as necessary for the clearance of purchases and sales of securities; provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund; or

10. Act as an underwriter of securities.

     The BOND FUND and its corresponding PORTFOLIO may not:

1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's total assets, taken at cost at the time of such borrowing and except in connection with reverse repurchase agreements permitted by Investment Restriction No. 8. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 30% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

4. Purchase securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies;

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, commodity contracts, except for the Fund's interest in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase debt obligations secured by interests in real estate or issued by companies which invest in real estate or interests therein including real estate investment trusts;

7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

8. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction No. 1 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

10. Act as an underwriter of securities.

     The TAX EXEMPT BOND FUND and its corresponding PORTFOLIO may not:

1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 10% of the value of the Fund's total assets, taken at cost at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing in amounts up to 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision facilitates the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests. This provision is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

2. Purchase securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. Each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member will be a separate issuer if the security is backed only by the assets and revenue of that issuer. If the security is guaranteed by another entity, the guarantor will be deemed to be the issuer.(3) This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

3. Invest more than 25% of its total assets in securities of governmental units located in any one state, territory, or possession of the United States. The Fund may invest more than 25% of its total assets in industrial developments and pollution control obligations whether or not the users of facilities financed by such obligations are in that same industry;(2)

4. Purchase industrial revenue bonds if, as a result of such purchase, more than 5% of total Fund assets would be invested in industrial revenue bonds where payment of principal and interest are the responsibility of companies with fewer than three years of operating history (including predecessors);

5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities) or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof except to the extent that securities subject to a demand obligation, stand-by commitments and puts may be purchased (see "Investment Objectives and Policies"); real estate; commodities; commodity contracts, except for the Fund's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase municipal bonds, notes or commercial paper secured by interests in real estate;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Fund's hedging activities, unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; provided that this

---------------

1    For purposes of interpretation of Investment Restriction No. 2, "guaranteed by another entity" includes credit substitutions, such as letters of credit or insurance, unless the Advisor determines that the security meets the Fund's credit standards without regard to the credit substitution.

2    Pursuant to an interpretation of the staff of the SEC, the Fund may not invest more than 25% of its assets in industrial development bonds in projects of similar type or in the same state. The Fund shall comply with this interpretation until such time as it may be modified by the staff of the SEC.

restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities;

8. Issue any senior security, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction No. 1. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act; or

10. Act as an underwriter of securities.

     Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof, are amended or modified, the NEW YORK TOTAL RETURN BOND FUND and its corresponding PORTFOLIO may not:

1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

3. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities, and participation in repurchase agreements;

4. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Fund may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

5. Purchase or sell real estate, but the Fund may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

6. Underwrite securities of other issuers, except to the extent the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

7. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder; or

8. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

     The DIVERSIFIED FUND and its corresponding PORTFOLIO may not:

1. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

4. Borrow money (not including reverse repurchase agreements), except from banks for temporary or extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's or the Portfolio's total assets, taken at cost at the time of such borrowing (and provided that such borrowings and reverse repurchase agreements do not exceed in the aggregate one-third of the market value of the Fund's and the Portfolio's total assets less liabilities other than the obligations represented by the bank borrowings and reverse repurchase agreements). The Fund will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Fund's or the Portfolio's net assets at the time of such borrowing. The Fund or the Portfolio will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's use of futures contracts and options are not deemed to be a pledge of assets;

5. Issue any senior security, except as appropriate to evidence indebtedness which constitutes a senior security and which the Fund is permitted to incur pursuant to Investment Restriction No. 4 and except that the Fund may enter into reverse repurchase agreements, provided that the aggregate of senior securities, including reverse repurchase agreements, shall not exceed one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements. The Fund's arrangements in connection with its use of futures contracts and options shall not be considered senior securities for purposes hereof;

6. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

7. Purchase or sell commodities or commodity contracts, but this restriction shall not prohibit the Fund from purchasing or selling futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or entering into foreign currency forward contracts; or purchase or sell real estate or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts, and purchase instruments secured by real estate or interests therein;

8. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short term credit as necessary for the clearance of purchases and sales of securities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities or to restrict the Fund's use of futures contracts or options;

9. Acquire securities of other investment companies, except as permitted by the 1940 Act or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of the Fund's assets in an open-end management investment company with the same investment objective and restrictions as the Fund; or

10. Act as an underwriter of securities.

     Each of the SELECTED U.S. EQUITY FUND and the U.S. SMALL COMPANY FUND and their corresponding PORTFOLIOS may not:

1. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

2. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts not to exceed 10% of the value of the Fund's total assets, taken at cost, at the time of such borrowing. Mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 10% of the value of the Fund's net assets at the time of such borrowing. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. This borrowing provision is included to facilitate the orderly sale of portfolio securities, for example, in the event of abnormally heavy redemption requests, and is not for investment purposes. Collateral arrangements for premium and margin payments in connection with the Fund's hedging activities are not deemed to be a pledge of assets;

3. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to issues of the U.S. Government, its agencies or instrumentalities and to permitted investments of up to 25% of the Fund's total assets;

4. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's;

5. Make loans, except through the purchase or holding of debt obligations (including privately placed securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies (see "Investment Objectives and Policies");

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real estate, commodities, or commodity contracts, except for the Fund's interests in hedging activities as described under "Investment Objectives and Policies"; or interests in oil, gas, or mineral exploration or development programs. However, the Fund may purchase securities or commercial paper issued by companies which invest in real estate or interests therein, including real estate investment trusts;

7. Purchase securities on margin, make short sales of securities, or maintain a short position, except in the course of the Fund's hedging activities, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued securities or delayed delivery securities;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

9. Act as an underwriter of securities;

10. Issue any senior security, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction No. 2. The Fund's arrangements in connection with its hedging activities as described in "Investment Objectives and Policies" shall not be considered senior securities for purposes hereof; or

11. Purchase any equity security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years.


     The INTERNATIONAL EQUITY FUND and its corresponding PORTFOLIO may not:

1. Borrow money, except from banks for extraordinary or emergency purposes and then only in amounts up to 30% of the value of the Fund's net assets at the time of borrowing, and except in connection with reverse repurchase agreements and then only in amounts up to 33 1/3% of the value of the Fund's net assets; or purchase securities while borrowings, including reverse repurchase agreements, exceed 5% of the Fund's total assets; provided, however, that the Fund may increase its interest in an open-end management investment company with the same investment objective and restrictions as the Fund's while such borrowings are outstanding. The Fund will not mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not to exceed 30% of the value of the Fund's net assets at the time of such borrowing;

2. Purchase the securities or other obligations of any one issuer if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to permitted investments of up to 25% of the Fund's total assets;

3. Purchase the securities of an issuer if, immediately after such purchase, the Fund owns more than 10% of the outstanding voting securities of such issuer; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. This limitation shall not apply to permitted investments of up to 25% of the Fund's total assets;

4. Purchase the securities or other obligations of issuers conducting their principal business activity in the same industry if, immediately after such purchase, the value of its investments in such industry would exceed 25% of the value of the Fund's total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end management investment company with the same investment objective and restrictions as the Fund's. For purposes of industry concentration, there is no percentage limitation with respect to investments in U.S. Government securities;

5. Make loans, except through the purchase or holding of debt obligations (including restricted securities), or the entering into of repurchase agreements, or loans of portfolio securities in accordance with the Fund's investment objective and policies, see "Additional Investment Information" in the Prospectus and "Investment Objectives and Policies" in this Statement of Additional Information;

6. Purchase or sell puts, calls, straddles, spreads, or any combination thereof, real property, including limited partnership interests, commodities, or commodity contracts, except for the Fund's interests in hedging and foreign exchange activities as described under "Additional Investment Information" in the Prospectus; or interests in oil, gas, mineral or other exploration or development programs or leases. However, the Fund may purchase securities or commercial paper issued by companies that invest in real estate or interests therein including real estate investment trusts;

7. Purchase securities on margin, make short sales of securities, or maintain a short position in securities, except to obtain such short-term credit as necessary for the clearance of purchases and sales of securities, provided that this restriction shall not be deemed to apply to the purchase or sale of when-issued securities or delayed delivery securities;

8. Acquire securities of other investment companies, except as permitted by the 1940 Act;

9. Act as an underwriter of securities, except insofar as the Fund may be deemed to be an underwriter under the 1933 Act by virtue of disposing of portfolio securities; or

10. Issue any senior security, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to Investment Restriction No. 1. The Fund's arrangements in connection with its hedging activities as described in "Additional Investment Information" in the Prospectus shall not be considered senior securities for purposes hereof.

     Unless Sections 8(b)(1) and 13(a) of the 1940 Act, or any SEC or SEC staff interpretations thereof, are amended or modified, each of the EMERGING MARKETS EQUITY, EUROPEAN EQUITY AND ASIA GROWTH FUNDS and its corresponding PORTFOLIO may not:

1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

2. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

3. With respect to 75% of its total assets, purchase any security if, as a result, (a) more than 5% of the value of the Fund's total assets would be invested in securities or other obligations of any one issuer; or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation shall not apply to Government securities (as defined in the 1940
Act);

4. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities, and participation in repurchase agreements;

5. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Fund may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

6. Purchase or sell real estate, but the Fund may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

7. Underwrite securities of other issuers, except to the extent the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

8. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder; and

9. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having the same investment objective and restrictions as the Fund.

     Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof are amended or modified, each of the INTERNATIONAL BOND AND JAPAN EQUITY FUNDS and its corresponding PORTFOLIO may not:

1. Purchase any security if, as a result, more than 25% of the value of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, and while subject to changing interpretations, so long as a single foreign government or supranational organization is considered to be an "industry" for the purposes of this 25% limitation, the Portfolio will comply therewith. The staff of the SEC considers all supranational organizations (as a group) to be a single industry for concentration purposes;

2. Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Fund's total assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

3. Make loans to other persons, except through the purchase of debt obligations, loans of portfolio securities, and participation in repurchase agreements;

4. Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Fund may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

5. Purchase or sell real estate, but the Fund may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

6. Underwrite securities of other issuers, except to the extent the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

7. Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder; and

8. Notwithstanding any other investment restriction of the Fund, the Fund may invest all of its investable assets in an open-end management investment company having substantially the same investment objective and restrictions as the Fund.

Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC staff interpretations thereof, are amended or modified, each of the DISCIPLINED EQUITY AND INTERNATIONAL OPPORTUNITIES FUNDS and its corresponding PORTFOLIO may not:

1. Purchase any security if, as a result, more than 25% its total assets would be invested in securities of issuers in any single industry. This limitation shall not apply to securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

2. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts, forward commitments, swaps and transactions in repurchase agreements are not deemed to be senior securities.

3. Borrow money, except in amounts not to exceed one third of the Fund's total assets (including the amount borrowed) (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of Fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) pursuant to reverse repurchase agreements entered into by the Fund.

4. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the 1933 Act.

5. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

6. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell financial futures contracts, options on financial futures contracts and warrants and may enter into swap and forward commitment transactions.

7. Make loans, except that the Fund (1) may lend portfolio securities with a value not exceeding one-third of the Fund's net assets, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities (including privately issued debt securities), bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

8. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities), if:

     a. such purchase would cause more than 5% of the Fund's total assets to be invested in the securities of such issuer; or

     b. such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

     (Although permitted to do so by restriction No. 3 above, the Funds have no current intention to engage in borrowing for financial leverage.)

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - MONEY MARKET FUND. The investment restriction described below is not a fundamental policy of the Money Market Fund or its corresponding Portfolio and may be changed by their respective Trustees. This non-fundamental investment policy requires that the Money Market Fund and its corresponding Portfolio may not:

(i) enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund's total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - TAX EXEMPT MONEY MARKET FUND AND TREASURY MONEY MARKET FUND. The investment restriction described below is not a fundamental policy of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. This non-fundamental investment policy requires that each such Fund may not:

(i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 10% of the market value of the Fund's total assets would be in investments that are illiquid.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - SHORT TERM BOND FUND, TAX EXEMPT BOND FUND, BOND FUND, SELECTED U.S. EQUITY FUND, U.S. SMALL COMPANY FUND, INTERNATIONAL EQUITY FUND, DIVERSIFIED FUND, EUROPEAN EQUITY FUND, JAPAN EQUITY FUND AND ASIA GROWTH FUND. The investment restriction described below is not a fundamental policy of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. This non-fundamental investment policy requires that each such Fund may not:

(i) acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's total assets would be in investments that are illiquid.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - INTERNATIONAL EQUITY FUND AND DIVERSIFIED FUND. The investment restrictions described below are not fundamental policies of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. These non-fundamental investment policies require that each such Fund may not:

(i) purchase any equity security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;


(ii) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized United States or foreign stock exchange, to the extent permitted by applicable state securities laws; or

(iii) invest in any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer of the Advisor, if after the Portfolio's purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - NEW YORK TOTAL RETURN BOND FUND. The investment restrictions described below are not fundamental policies of the New York Total Return Bond Fund and its corresponding Portfolio and may be changed by their Trustees. These non-fundamental investment policies require that the New York Total Return Bond Fund and its corresponding Portfolio may not:

(i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

(ii) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's total assets would be in investments that are illiquid;

(iii) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the SEC or its staff. Transactions in futures contracts and options shall not constitute selling securities short; or

(iv) Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - SELECTED U.S. EQUITY FUND AND U.S. SMALL COMPANY FUND. The investment restrictions described below are not fundamental policies of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. These non-fundamental investment policies require that each such Fund may not:

(i) invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws; or

(ii) invest in any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer of the Advisor, if after the Portfolio's purchase of the securities of such issuer, one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - SELECTED U.S. EQUITY FUND, U.S. SMALL COMPANY FUND AND DIVERSIFIED FUND. The investment restrictions described below are not fundamental policies of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. These non-fundamental investment policies require that each such Fund may not:

(i) invest in real estate limited partnership interests; or

(ii) invest in oil, gas or other mineral leases.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - EMERGING MARKETS EQUITY FUND, EUROPEAN EQUITY FUND AND ASIA GROWTH FUND. The investment restrictions described below are not fundamental policies of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. These non-fundamental investment policies require that each such Fund may not:

(i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

(ii) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's total assets would be in investments that are illiquid;

(iii) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

(iv) Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws;

(v) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the SEC or its staff. Transactions in futures contracts and options shall not constitute selling securities short;

(vi) Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions;

(vii) Purchase or retain securities of any issuer if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer of the Portfolio's investment adviser individually owns more than 1/2 of 1% of the issuer's outstanding securities and such persons owning more than 1/2 of 1% of such securities together beneficially own more than 5% of such securities, all taken at market; or

(viii) Invest in real estate limited partnerships or purchase interests in oil, gas or mineral exploration or development programs or leases.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - INTERNATIONAL BOND AND JAPAN EQUITY FUNDS. The investment restrictions described below are not fundamental policies of these Funds or their corresponding Portfolios and may be changed by their respective Trustees. These non-fundamental investment policies require that each such Fund may not:

(i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

(ii) Acquire any illiquid securities if as a result thereof, more than 15% of the market value of the Fund's total assets would be in investments that are illiquid;

(iii) Purchase any security if, as a result, the Fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

(iv) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the Securities and Exchange Commission or its staff. Transactions in futures contracts and options shall not constitute selling securities short;

(v) Purchase or retain securities of any issuer if, to the knowledge of the Fund, any of the Fund's officers or Trustees or any officer of the Portfolio's investment adviser individually owns more than 1/2 of 1% of the issuer's outstanding securities and such persons owning more than 1/2 of 1% of such securities together beneficially own more than 5% of such securities, all taken at market;

(vi) Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions; or

(vii) Invest in real estate limited partnerships or purchase interests in oil, gas or mineral exploration or development programs or leases.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS - DISCIPLINED EQUITY AND INTERNATIONAL OPPORTUNITIES FUNDS. The investment restrictions described below are not fundamental policies of the Funds and their corresponding Portfolios and may be changed by their respective Trustees. These non-fundamental investment policies require that each Fund may not:

(i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange;

(ii) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's total assets would be in investments that are illiquid;

(iii) Sell any security short, except to the extent permitted by the 1940 Act. Transactions in futures contracts and options shall not constitute selling securities short; or

(iv) Purchase securities on margin, but the Fund may obtain such short term credits as may be necessary for the clearance of transactions.


     ALL FUNDS. There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

     For purposes of fundamental investment restrictions regarding industry concentration, Morgan may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if Morgan determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, Morgan may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.


TRUSTEES AND OFFICERS

TRUSTEES

     The Trustees of the Trust, who are also the Trustees of each of the Portfolios, their business addresses, principal occupations during the past five years and dates of birth are set forth below.

     FREDERICK S. ADDY----Trustee; Retired; Executive Vice President and Chief Financial Officer from January 1990 to April 1994, Amoco Corporation. His address is 5300 Arbutus Cove, Austin, TX 78746, and his date of birth is January 1, 1932.

     WILLIAM G. BURNS----Trustee; Retired, Former Vice Chairman and Chief Financial Officer, NYNEX. His address is 2200 Alaqua Drive, Longwood, FL 32779, and his date of birth is November 2, 1932.

     ARTHUR C. ESCHENLAUER----Trustee; Retired; Senior Vice President, Morgan Guaranty Trust Company of New York until 1987. His address is 14 Alta Vista Drive, RD #2, Princeton, NJ 08540, and his date of birth is May 23, 1934.

     MATTHEW HEALEY (*)----Trustee, Chairman and Chief Executive Officer; Chairman, Pierpont Group, Inc., since 1989. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436, and his date of birth is August 23, 1937.

     MICHAEL P. MALLARDI----Trustee; Retired; Senior Vice President, Capital Cities/ABC, Inc. and President, Broadcast Group prior to April 1996. His address is 10 Charnwood Drive, Suffern, NY 10910, and his date of birth is March 17, 1934.
________________________

(*) Mr. Healey is an "interested person" of the Trust and each Portfolio as that term is defined in the 1940 Act.

     The Trustees of the Trust are the same as the Trustees of each of the Portfolios. In accordance with applicable state requirements, a majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Portfolios and The JPM Pierpont Funds, up to and including creating a separate board of trustees.

     Each Trustee is currently paid an annual fee of $65,000 (adjusted as of April 1, 1995) for serving as Trustee of the Trust, each of the Portfolios, The JPM Pierpont Funds and the JPM Series Trust and is reimbursed for expenses incurred in connection with service as a Trustee. The compensation paid to the Trustees for the calendar year ended December 31, 1995 is set forth below. The Trustees may hold various other directorships unrelated to these funds.


                                                                                                      TOTAL COMPENSATION FROM THE
                                       AGGREGATE           PENSION OR                                 TRUST, THE JPM PIERPONT FUNDS
                                       COMPENSATION        RETIREMENT BENEFITS   ESTIMATED ANNUAL     AND CORRESPONDING PORTFOLIOS
                                       FROM THE TRUST      ACCRUED AS PART       BENEFITS             PAID
 NAME OF TRUSTEE                       DURING 1995         OF FUND EXPENSES      UPON RETIREMENT      TO TRUSTEES DURING 1995
 ---------------                       -----------         ----------------      ---------------      ------------------------
 Frederick S. Addy, Trustee            $8,727              None                  None                 $62,500

 William G. Burns, Trustee             $8,727              None                  None                 $62,500

 Arthur C. Eschenlauer, Trustee        $8,727              None                  None                 $62,500

 Matthew Healey, Trustee(*),           $8,727              None                  None                 $62,500
   Chairman and Chief Executive
   Officer

 Michael P. Mallardi, Trustee          $8,727              None                  None                 $62,500



(*) During 1995, Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $140,000, contributed $21,000 to a defined contribution plan on his behalf and paid $20,000 in insurance premiums for his benefit.

     As of the date of this Statement of Additional Information there were 17 investment companies (the Trust, The JPM Pierpont Funds, the 14 investment companies comprising the Portfolios and JPM Series Trust) in the fund complex.

     The Trustees, in addition to reviewing actions of the Trust's and the Portfolios' various service providers, decide upon matters of general policy. Each of the Portfolios and the Trust has entered into a Fund Services Agreement with Pierpont Group, Inc. to assist the Trustees in exercising their overall supervisory responsibilities over the affairs of the Portfolios and the Trust. Pierpont Group, Inc. was organized in July 1989 to provide services for The Pierpont Family of Funds, and the Trustees are the equal and sole shareholders of Pierpont Group, Inc. The Trust and the Portfolios have agreed to pay Pierpont Group, Inc. a fee in an amount representing its reasonable costs in performing these services. These costs are periodically reviewed by the Trustees.

     The aggregate fees paid to Pierpont Group, Inc. by each Fund and its corresponding Portfolio during the indicated fiscal years are set forth below:

MONEY MARKET FUND -- For the fiscal year ended November 30, 1994: $16,147. For the fiscal year ended November 30, 1995: $54,502.
THE MONEY MARKET PORTFOLIO -- For the fiscal year ended November 30, 1994:
$246,089.  For the fiscal year ended November 30, 1995: $261,045.

TAX EXEMPT MONEY MARKET FUND -- For the fiscal year ended August 31, 1994:
$1,745. For the fiscal year ended August 31, 1995: $8,400. For the fiscal year ended August 31, 1996: 8,391.

THE TAX EXEMPT MONEY MARKET PORTFOLIO -- For the fiscal year ended August 31, 1994: $79,046. For the fiscal year ended August 31, 1995: $110,325. For the fiscal year ended August 31, 1996: $62,310.

TREASURY MONEY MARKET FUND -- For the fiscal year ended October 31, 1994:
$6,211.  For the fiscal year ended October 31, 1995: $8,445.
THE TREASURY MONEY MARKET PORTFOLIO -- For the fiscal year ended October 31, 1994: $17,104. For the fiscal year ended October 31, 1995: $22,791.

SHORT TERM BOND FUND -- For the fiscal year ended October 31, 1994: $3,935. For the fiscal year ended October 31, 1995: $4,748.
THE SHORT TERM BOND PORTFOLIO -- For the fiscal year ended October 31, 1994:
$4,545.  For the fiscal year ended October 31, 1995: $5,573.

TAX EXEMPT BOND FUND -- For the fiscal year ended August 31, 1994: $686. For the fiscal year ended August 31, 1995: $3,602. For the fiscal year ended August 31, 1996: $4,527.
THE TAX EXEMPT BOND PORTFOLIO -- For the period January 15, 1994 to August 31, 1994: $35,243. For the fiscal year ended August 31, 1995: $38,804. For the fiscal year ended August 31, 1996: $24,602

NEW YORK TOTAL RETURN BOND FUND -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $1,297. For the fiscal year ended March 31, 1996: $2,409.
THE NEW YORK TOTAL RETURN BOND PORTFOLIO -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $4,140. For the fiscal year ended March 31, 1996: $5,530.

INTERNATIONAL BOND FUND -- For the period December 1, 1994 (commencement of operations) through September 30, 1995: $232. For the fiscal year ended September 30, 1996: $304.
THE NON-U.S. FIXED INCOME PORTFOLIO -- For the period October 11, 1994 (commencement of operations) through September 30, 1995: $20,446. For the fiscal year ended September 30, 1996: $11,488.

BOND FUND -- For the fiscal year ended October 31, 1994: $12,989. For the fiscal year ended October 31, 1995: $29,276.
THE U.S. FIXED INCOME PORTFOLIO -- For the fiscal year ended October 31, 1994:
$23,028.  For the fiscal year ended October 31, 1995: $40,729.

SELECTED U.S. EQUITY FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $1,564. For the fiscal year ended May 31, 1995: $11,003. For the fiscal year ended May 31, 1996: $13,993.
THE SELECTED U.S. EQUITY PORTFOLIO -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $20,385. For the fiscal year ended May 31,
1995: $52,948.    For the fiscal year ended May 31, 1996: $46,626.

U.S. SMALL COMPANY FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $3,005. For the fiscal year ended May 31, 1995: $10,158. For the fiscal year ended May 31, 1996: $14,539.
THE U.S. SMALL COMPANY PORTFOLIO -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $33,435. For the fiscal year ended May 31, 1995: $48,688.

INTERNATIONAL EQUITY FUND -- For the fiscal year ended October 31, 1994:
$13,902.  For the fiscal year ended October 31, 1995: $30,279.
THE NON-U.S. EQUITY PORTFOLIO -- For the fiscal year ended October 31, 1994:
$32,512.  For the fiscal year ended October 31, 1995: $48,442.

DIVERSIFIED FUND -- For the period July 8, 1993 (commencement of operations) through June 30, 1994: $2,959. For the fiscal year ended June 30, 1995:
$10,267.  For the fiscal year ended June 30, 1996: $11,024.

THE DIVERSIFIED PORTFOLIO -- For the period July 8, 1993 (commencement of operations) through June 30, 1994: $3,434. For the fiscal year ended June 30, 1995: $11,702. For the fiscal year ended June 30, 1996: $13,109.

EMERGING MARKETS EQUITY FUND -- For the fiscal year ended October 31, 1994:
$8,326.  For the fiscal year ended October 31, 1995: $14,527.
THE EMERGING MARKETS EQUITY PORTFOLIO -- For the fiscal year ended October 31, 1994: $42,764. For the fiscal year ended October 31, 1995: $53,162.

EUROPEAN EQUITY PORTFOLIO -- For the period March 28, 1995 (commencement of operations) through December 31, 1995: $19,953. For the six months ended June 30, 1996: $14,050 (unaudited).
EUROPEAN EQUITY FUND -- For the period February 29, 1996 (commencement of operations) through June 30, 1996: $51 (unaudited).

JAPAN EQUITY PORTFOLIO -- For the period March 28, 1995 (commencement of operations) through December 31, 1995: $21,727. For the six months ended June 30, 1996: $13,641 (unaudited).
JAPAN EQUITY FUND -- For the period February 29, 1996 (commencement of operations) through June 30, 1996: $30 (unaudited).

ASIA GROWTH PORTFOLIO -- For the period April 5, 1995 (commencement of operations) through December 31, 1995: $4,788. For the six months ended June 30, 1996: $2,840 (unaudited).
ASIA GROWTH FUND -- For the period February 29, 1996 (commencement of operations) through June 30, 1996: $28 (unaudited).

OFFICERS

     The Trust's and Portfolios' executive officers (listed below), other than the Chief Executive Officer, are provided and compensated by Funds Distributor, Inc. ("FDI"), a wholly owned indirect subsidiary of Boston Institutional Group, Inc. The officers conduct and supervise the business operations of the Trust and the Portfolios. The Trust and the Portfolios have no employees.

     The officers of the Trust and the Portfolios, their principal occupations during the past five years and dates of birth are set forth below. Unless otherwise specified, each officer holds the same position with the Trust and each Portfolio. The business address of each of the officers unless otherwise noted is Funds Distributor, Inc., 60 State Street, Suite 1300, Boston, Massachusetts 02109.

     MATTHEW HEALEY; Chief Executive Officer; Chairman, Pierpont Group, Inc., since 1989. His address is Pine Tree Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436.

     ELIZABETH A. KEELEY; Vice President and Assistant Secretary. Counsel, FDI and Premier Mutual Fund Services, Inc. ("Premier Mutual") and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by the Dreyfus Corporation ("Dreyfus"). Prior to September 1995, Ms. Keeley was enrolled at Fordham University School of Law and received her JD in May 1995. Prior to September 1992, Ms. Keeley was an assistant at the National Association for Public Interest Law. Address: FDI, 200 Park Avenue, New York, New York
10166.    Her date of birth is September 14, 1969.

     MARIE E. CONNOLLY; Vice President and Assistant Treasurer. President and Chief Executive Officer and Director of FDI, Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc. and certain investment companies advised or administered by Dreyfus. From December 1991 to July 1994, she was President and Chief Compliance Officer of FDI. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President of The Boston Company Advisors, Inc. ("TBCA"). Her date of birth is August 1, 1957.

     DOUGLAS C. CONROY; Vice President and Assistant Treasurer. Supervisor of Treasury Services and Administration of FDI and an officer of certain investment companies advised or administered by Dreyfus. From April 1993 to January 1995, Mr. Conroy was a Senior Fund Accountant for Investors Bank & Trust Company. Prior to March 1993, Mr. Conroy was employed as a fund accountant at The Boston Company. His date of birth is March 31, 1969.

     JACQUELINE HENNING; Assistant Secretary and Assistant Treasurer of the Portfolios (excluding the Treasury Money Market, Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Portfolios). Managing Director, State Street Cayman Trust Company, Ltd. since October 1994. Prior to October 1994, Mrs. Henning was head of mutual funds at Morgan Grenfell in Cayman and for five years was Managing Director of Bank of Nova Scotia Trust Company (Cayman) Limited from September 1988 to September 1993. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands. Her date of birth is March 24, 1942.

     RICHARD W. INGRAM; President and Treasurer. Senior Vice President and Director of Client Services and Treasury Administration of FDI, Senior Vice President of Premier Mutual and an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group, Inc. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company. His date of birth is September 15, 1955.

     KAREN JACOPPO-WOOD; Vice President and Assistant Secretary. Assistant Vice President of FDI and an officer of RCM Capital Funds, Inc. and RCM Equity Funds, Inc. From June 1994 to January 1996, Ms. Jacoppo was a Manager, SEC Registration, Scudder, Stevens & Clark, Inc. From 1988 to May 1994, Ms. Jacoppo was a senior paralegal at TBCA. Her date of birth is December 29, 1966.

     CHRISTOPHER J. KELLEY; Vice President and Assistant Secretary. Vice President and Associate General Counsel of FDI. From April 1994 to July 1996, Mr. Kelley was Assistant Counsel at Forum Financial Group. From 1992 to 1994, Mr. Kelley was employed by Putnam Investments in legal and compliance capacities. Prior to September 1992, Mr. Kelley was enrolled at Boston College Law School and received his JD in May 1992. His date of birth is December 24, 1964.

     LENORE J. MCCABE; Assistant Secretary and Assistant Treasurer of the Portfolios (excluding the Treasury Money Market, Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Portfolios). Assistant Vice President, State Street Bank and Trust Company since November 1994. Assigned as Operations Manager, State Street Cayman Trust Company, Ltd. since February 1995. Prior to November, 1994, employed by Boston Financial Data Services, Inc. as Control Group Manager. Address: P.O. Box 2508 GT, Elizabethan Square, 2nd Floor, Shedden Road, George Town, Grand Cayman, Cayman Islands. Her date of birth is May 31, 1961.

     MARY A. NELSON; Vice President and Assistant Treasurer. Vice President and Manager of Treasury Services and Administration of FDI, an officer of RCM Capital Funds, Inc., RCM Equity Funds, Inc. and certain investment companies advised or administered by Dreyfus. From 1989 to 1994, Ms. Nelson as an Assistant Vice President and client manager for The Boston Company. Her date of birth is April 22, 1964.

     JOHN E. PELLETIER; Vice President and Secretary. Senior Vice President and General Counsel of FDI and Premier Mutual and an officer of RCM Capital Funds,

Inc., RCM Equity Funds, Inc., Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus. From February 1992 to April 1994, Mr. Pelletier served as Counsel for TBCA. From August 1990 to February 1992, Mr. Pelletier was employed as an Associate at Ropes & Gray. His date of birth is June 24, 1964.

     JOSEPH F. TOWER III; Vice President and Assistant Treasurer. Senior Vice President, Treasurer and Chief Financial Officer of FDI and Premier Mutual and an officer of Waterhouse Investors Cash Management Fund, Inc. and certain investment companies advised or administered by Dreyfus. From July 1988 to November 1993, Mr. Tower was Financial Manager of The Boston Company. His date of birth is June 13, 1962.

INVESTMENT ADVISOR

     The investment advisor to the Portfolios is Morgan Guaranty Trust Company of New York, a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"), a bank holding company organized under the laws of the State of Delaware. The Advisor, whose principal offices are at 60 Wall Street, New York, New York 10260, is a New York trust company which conducts a general banking and trust business. The Advisor is subject to regulation by the New York State Banking Department and is a member bank of the Federal Reserve System. Through offices in New York City and abroad, the Advisor offers a wide range of services, primarily to governmental, institutional, corporate and high net worth individual customers in the United States and throughout the world.


     J.P. Morgan, through the Advisor and other subsidiaries, acts as investment advisor to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors with combined assets under management of $197 billion (of which the Advisor advises over $30 billion).


     J.P. Morgan has a long history of service as adviser, underwriter and lender to an extensive roster of major companies and as a financial advisor to national governments. The firm, through its predecessor firms, has been in business for over a century and has been managing investments since 1913.

     The basis of the Advisor's investment process is fundamental investment research as the firm believes that fundamentals should determine an asset's value over the long term. J.P. Morgan currently employs over 100 full time research analysts, among the largest research staffs in the money management industry, in its investment management divisions located in New York, London, Tokyo, Frankfurt, Melbourne and Singapore to cover companies, industries and countries on site. In addition, the investment management divisions employ approximately 300 capital market researchers, portfolio managers and traders. The conclusions of the equity analysts' fundamental research is quantified into a set of projected returns for individual companies through the use of a dividend discount model. These returns are projected for 2 to 5 years to enable analysts to take a longer term view. These returns, or normalized earnings, are used to establish relative values among stocks in each industrial sector. These values may not be the same as the markets' current valuations of these companies. This provides the basis for ranking the attractiveness of the companies in an industry according to five distinct quintiles or rankings. This ranking is one of the factors considered in determining the stocks purchased and sold in each sector. The Advisor's fixed income investment process is based on analysis of real rates, sector diversification and quantitative and credit analysis.

     The investment advisory services the Advisor provides to the Portfolios are not exclusive under the terms of the Advisory Agreements. The Advisor is free to and does render similar investment advisory services to others. The Advisor serves as investment advisor to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Advisor serves as trustee. The accounts which are managed or advised by the Advisor have varying investment objectives and the Advisor invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by officers and employees of the Advisor who may also be acting in similar capacities for the Portfolios. See "Portfolio Transactions."

     Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmarks for the Portfolios in which the Funds invest are currently: The Money Market Portfolio--IBC/Donoghue's Tier-One Money Fund Average; The Treasury Money Market Portfolio--IBC/Donoghue's U.S. Government and Agency Money Fund Average; The Tax Exempt Money Market Portfolio--IBC/Donoghue's Tax Exempt Money Fund Average; The Short Term Bond Portfolio--Merrill Lynch
1-3 Year Treasury Index; The U.S. Fixed Income Portfolio--Salomon Brothers Broad Investment Grade Bond Index; The Tax Exempt Bond Portfolio--Lehman Brothers Quality Intermediate Municipal Bond Index; The New York Total Return Bond Portfolio--Lehman Brothers New York 1-15 Year Municipal Bond Index; The Non-U.S. Fixed Income Portfolio--Salomon Brothers Non-U.S. World Government Bond Index (currency hedged); The Selected U.S. Equity Portfolio and The Disciplined Equity Portfolio--S&P 500 Index; The U.S. Small Company Portfolio--Russell 2500 Index; The Non-U.S. Equity Portfolio--EAFE Index; The Emerging Markets Equity Portfolio--MSCI Emerging Markets Free Index; The International Opportunities Portfolio--EAFE and MSCI Emerging Markets Free Indexes; The Diversified Portfolio--diversified benchmark (52% S&P 500, 35% Salomon Brothers Broad Investment Grade Bond, 3% Russell 2000 and 10% EAFE indexes); The European Equity Portfolio--the MSCI Europe Index; The Japan Equity Portfolio--the TOPIX; and The Asia Growth Portfolio--the MSCI indexes for Hong Kong and Singapore and the International Finance Corporation Investable indexes for China, Indonesia, Malaysia, Philippines, South Korea, Taiwan and Thailand.

     J.P. Morgan Investment Management Inc., also a wholly owned subsidiary of J.P. Morgan, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, which manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which the Advisor serves as trustee. J.P. Morgan Investment Management Inc. advises the Advisor on investment of the commingled pension trust funds.

     The Portfolios are managed by officers of the Advisor who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of J.P. Morgan or any personnel of other divisions of the Advisor or with any of its affiliated persons, with the exception of J.P. Morgan Investment Management Inc.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Advisor under the Advisory Agreements, the Portfolio corresponding to each Fund has agreed to pay the Advisor a fee, which is computed daily and may be paid monthly, equal to the annual rates of each Portfolio's average daily net assets shown below.

MONEY MARKET: 0.20% of net assets up to $1 billion and 0.10% of net assets in excess of $1 billion

TAX EXEMPT MONEY MARKET: 0.20% of net assets up to $1 billion and 0.10% of net assets in excess of $1 billion

TREASURY MONEY MARKET: 0.20% of net assets up to $1 billion and 0.10% of net assets in excess of $1 billion

SHORT TERM BOND: 0.25%

U.S. FIXED INCOME: 0.30%

TAX EXEMPT BOND: 0.30%

NEW YORK TOTAL RETURN BOND: 0.30%

NON-U.S. FIXED INCOME: 0.35%

DISCIPLINED EQUITY:  0.35%

SELECTED U.S. EQUITY: 0.40%

U.S. SMALL COMPANY: 0.60%

NON-U.S. EQUITY: 0.60%

DIVERSIFIED: 0.55%

EMERGING MARKETS EQUITY: 1.00%

INTERNATIONAL OPPORTUNITIES: 0.60%

EUROPEAN EQUITY: 0.65%

JAPAN EQUITY: 0.65%

ASIA GROWTH: 0.80%

     The table below sets forth for each Fund listed the advisory fees paid by its corresponding Portfolio to the Advisor for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.

THE MONEY MARKET PORTFOLIO (Money Market Fund) -- For the period July 12, 1993 (commencement of operations) through November 30, 1993: $1,370,552. For the fiscal year ended November 30, 1994: $3,423,576. For the fiscal year ended November 30, 1995: $3,913,479.

THE TAX EXEMPT MONEY MARKET PORTFOLIO (Tax Exempt Money Market Fund) -- For the period July 12, 1993 (commencement of operations) through August 31, 1993:
$271,454. For the fiscal year ended August 31, 1994: $2,021,476. For the fiscal year ended August 31, 1995: $2,150,291. For the fiscal year ended August 31, 1996: $2,154,248.

THE TREASURY MONEY MARKET PORTFOLIO (Treasury Money Market Fund) -- For the period January 4, 1993 (commencement of operations) through October 31, 1993:
$93,370. For the fiscal year ended October 31, 1994: $339,521. For the fiscal year ended October 31, 1995: $492,941.

THE SHORT TERM BOND PORTFOLIO (Short Term Bond Fund) -- For the period July 8, 1993 (commencement of operations) through October 31, 1993: $10,427. For the fiscal year ended October 31, 1994: $113,379. For the fiscal year ended October 31, 1995: $146,335.

THE U.S. FIXED INCOME PORTFOLIO (Bond Fund) -- For the period July 12, 1993 (commencement of operations) through October 31, 1993: $119,488. For the fiscal year ended October 31, 1994: $699,081. For the fiscal year ended October 31, 1995: $1,339,147.

THE TAX EXEMPT BOND PORTFOLIO (Tax Exempt Bond Fund) -- For the period July 12, 1993 (commencement of operations) through August 31, 1993: $200,272. For the fiscal year ended August 31, 1994: $1,383,986. For the fiscal year ended August 31, 1995: $1,178,720. For the fiscal year ended August 31, 1996: $1,354,145.

THE NEW YORK TOTAL RETURN BOND PORTFOLIO (New York Total Return Bond Fund) -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $120,281. For the fiscal year ended March 31, 1996: $246,966.

THE NON-U.S. FIXED INCOME PORTFOLIO (International Bond Fund) -- For the period April 11, 1994 (commencement of operations) through September 30, 1995:
$782,748. For the fiscal year ended September 30, 1996: $737,543.

THE SELECTED U.S. EQUITY PORTFOLIO (Selected U.S. Equity Fund) -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $1,263,048.
For the fiscal year ended May 31, 1995: $2,025,936. For the fiscal year ended May 31, 1996: $2,744,054.

THE U.S. SMALL COMPANY PORTFOLIO (U.S. Small Company Fund) -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $2,912,670. For the fiscal year ended May 31, 1995: $3,514,331. For the fiscal year ended May 31, 1996: $4,286,311.

THE NON-U.S. EQUITY PORTFOLIO (International Equity Fund) -- For the period October 4, 1993 (commencement of operations) through October 31, 1993: $78,550. For the fiscal year ended October 31, 1994: $1,911,202. For the fiscal year ended October 31, 1995: $3,174,965.

THE DIVERSIFIED PORTFOLIO (Diversified Fund) -- For the period July 8, 1993 (commencement of operations) through June 30, 1994: $197,026. For the fiscal year ended June 30, 1995: $663,000. For the fiscal year ended June 30, 1996:
$1,122,941.

THE EMERGING MARKETS EQUITY PORTFOLIO (Emerging Markets Equity Fund) -- For the period November 15, 1993 (commencement of operations) through October 31, 1994:
$4,122,465.  For the fiscal year ended October 31, 1995: $5,713,506.

EUROPEAN EQUITY PORTFOLIO (European Equity Fund) -- For the period March 28, 1995 (commencement of operations) through December 31, 1995: $1,675,355. For the six months ended June 30, 1996: $1,670,174 (unaudited).

JAPAN EQUITY PORTFOLIO (Japan Equity Fund) -- For the period March 28, 1995 (commencement of operations) through December 31, 1995: $1,777,126. For the six months ended June 30, 1996: $1,581,190 (unaudited).

ASIA GROWTH PORTFOLIO (Asia Growth Fund) -- For the period April 5, 1995 (commencement of operations) through December 31, 1995: $528,956. For the six months ended June 30, 1996: $414,049 (unaudited).

     The Investment Advisory Agreements provide that they will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. Each of the Investment Advisory Agreements will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Portfolio's Trustees, or by a vote of the holders of a majority of the Portfolio's outstanding voting securities, on 60 days' written notice to the Advisor and by the Advisor on 90 days' written notice to the Portfolio. See "Additional Information."

     The Glass-Steagall Act and other applicable laws generally prohibit banks such as the Advisor from engaging in the business of underwriting or distributing securities, and the Board of Governors of the Federal Reserve System has issued an interpretation to the effect that under these laws a bank holding company registered under the federal Bank Holding Company Act or certain subsidiaries thereof may not sponsor, organize, or control a registered open-end investment company continuously engaged in the issuance of its shares, such as the Trust. The interpretation does not prohibit a holding company or a subsidiary thereof from acting as investment advisor and custodian to such an investment company. The Advisor believes that it may perform the services for the Portfolios contemplated by the Advisory Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretation of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities laws. However, it is possible that future changes in either federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as further judicial or administrative decisions and interpretations of present and future statutes and regulations, might prevent the Advisor from continuing to perform such services for the Portfolios.

     If the Advisor were prohibited from acting as investment advisor to any Portfolio, it is expected that the Trustees of the Portfolio would recommend to investors that they approve the Portfolio's entering into a new investment advisory agreement with another qualified investment advisor selected by the Trustees.

     Under separate agreements, Morgan also provides certain financial, fund accounting and administrative services to the Trust and the Portfolios and shareholder services for the Trust. See "Services Agent" and "Shareholder Servicing" below.

DISTRIBUTOR

     FDI serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, FDI has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and FDI. Under the terms of the Distribution Agreement between FDI and the Trust, FDI receives no compensation in its capacity as the Trust's distributor.

     The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution only if it is approved at least annually thereafter (i) by a vote of the holders of a majority of the Fund's outstanding shares or by its Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees and Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of the Fund's outstanding shares as defined under "Additional Information," in any case without payment of any penalty on 60 days' written notice to the other party. The principal offices of FDI are located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CO-ADMINISTRATOR

     Under Co-Administration Agreements with the Trust and the Portfolios dated August 1, 1996, FDI also serves as the Trust's and the Portfolios' Co-Administrator. The Co-Administration Agreements may be renewed or amended by the respective Trustees without a shareholder vote. The Co-Administration Agreements are terminable at any time without penalty by a vote of a majority of the Trustees of the Trust or the Portfolios, as applicable, on not more than 60 days' written notice nor less than 30 days' written notice to the other party. The Co-Administrator may subcontract for the performance of its obligations, provided, however, that unless the Trust or the Portfolios, as applicable, expressly agrees in writing, the Co-Administrator shall be fully responsible for the acts and omissions of any subcontractor as it would for its own acts or omissions. See "Services Agent" below.

     For its services under the Co-Administration Agreements, each Fund and Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund or Portfolio is based on the ratio of its net assets to the aggregate net assets of the Trust, The JPM Pierpont Funds, the Portfolios and JPM Series Trust.

     The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to FDI for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.

THE TAX EXEMPT MONEY MARKET PORTFOLIO -- For the period August 1, 1996 through August 31, 1996: $2,284.

TAX EXEMPT MONEY MARKET FUND -- For the period August 1, 1996 through August 31, 1996: $525.

THE TAX EXEMPT BOND PORTFOLIO -- For the period August 1, 1996 through August 31, 1996: $920.

TAX EXEMPT BOND FUND -- For the period August 1, 1996 through August 31, 1996:
$370.

THE NON-U.S. FIXED INCOME PORTFOLIO -- For the period August 1, 1996 through September 30, 1996: $738.

THE INTERNATIONAL BOND FUND -- For the period August 1, 1996 through September 30, 1996: $80.

     The table below sets forth for each Fund listed and its corresponding Portfolio the administrative fees paid to Signature Broker-Dealer Services, Inc. (which provided distribution and administrative services to the Trust and placement agent and administrative services to the Portfolios prior to August 1,
1996) for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.

THE MONEY MARKET PORTFOLIO -- For the period July 12, 1993 (commencement of operations) through November 30, 1993: $32,869. For the fiscal year ended November 30, 1994: $165,519. For the fiscal year ended November 30, 1995:
$176,717.

MONEY MARKET FUND -- For the period July 12, 1993 (commencement of operations) through November 30, 1993: $1,380. For the fiscal year ended November 30, 1994:
$52,168.  For the fiscal year ended November 30, 1995: $161,341.

THE TAX EXEMPT MONEY MARKET PORTFOLIO -- For the fiscal year ended August 31, 1994: $62,565. For the fiscal year ended August 31, 1995: $72,729. For the period September 1, 1995 through July 31, 1996: $110,848.

TAX EXEMPT MONEY MARKET FUND -- For the fiscal year ended August 31, 1994:
$5,854. For the fiscal year ended August 31, 1995: $22,290. For the period September 1, 1995 through July 31, 1996: $23,755.

THE TREASURY MONEY MARKET PORTFOLIO -- For the period January 4, 1993 (commencement of operations) through October 31, 1993: 677. For the fiscal year ended October 31, 1994: $11,777. For the fiscal year ended October 31, 1995:
$17,480.

TREASURY MONEY MARKET FUND -- For the period January 4, 1993 (commencement of operations) through October 31, 1993: $2,480. For the fiscal year ended October 31, 1994: $17,006. For the fiscal year ended October 31, 1995: $23,920.

THE SHORT TERM BOND PORTFOLIO -- For the period July 8, 1993 (commencement of operations) through October 31, 1993: $210. For the fiscal year ended October 31, 1994: $3,149. For the fiscal year ended October 31, 1995: $4,485.

SHORT TERM BOND FUND -- For the period July 8, 1993 (commencement of operations) through October 31, 1993: $1,077. For the fiscal year ended October 31, 1994:
$12,264.  For the fiscal year ended October 31, 1995: $13,185.

THE U.S. FIXED INCOME PORTFOLIO -- For the period July 12, 1993 (commencement of operations) through October 31, 1993: $950. For the fiscal year ended October 31, 1994: $16,107. For the fiscal year ended October 31, 1995: $27,436.

BOND FUND -- For the period July 12, 1993 (commencement of operations) through October 31, 1993: $3,625. For the fiscal year ended October 31, 1994: $36,809. For the fiscal year ended October 31, 1995: $85,904.

THE TAX EXEMPT BOND PORTFOLIO -- For the fiscal year ended August 31, 1994:
$28,345. For the fiscal year ended August 31, 1995: $28,290. For the period September 1, 1995 through July 31, 1996: $43,154.

TAX EXEMPT BOND FUND -- For the fiscal year ended August 31, 1994: $1,859. For the fiscal year ended August 31, 1995: $10,309. For the period September 1, 1995 through July 31, 1996: $12,887

THE NEW YORK TOTAL RETURN BOND PORTFOLIO -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $2,563. For the fiscal year ended March 31, 1996: $6,648.

NEW YORK TOTAL RETURN BOND FUND -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $3,042. For the fiscal year ended March 31, 1996: $5,065.

THE NON-U.S. FIXED INCOME PORTFOLIO -- For the period October 11, 1994 (commencement of operations) through September 30, 1995: $13,862. For the period October 1, 1995 through July 31, 1996: $18,964.

INTERNATIONAL BOND FUND -- For the period December 1, 1994 (commencement of operations) through September 30, 1995: $460. For the period October 1, 1995 through July 31, 1996: $689.

THE SELECTED U.S. EQUITY PORTFOLIO -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $19,348. For the fiscal year ended May 31, 1995: $32,670. For the fiscal year ended May 31, 1996: $62,404.

SELECTED U.S. EQUITY FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $4,845. For the fiscal year ended May 31, 1995: $30,529. For the fiscal year ended May 31, 1996: $41,556.

THE U.S. SMALL COMPANY PORTFOLIO -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $30,420. For the fiscal year ended May 31, 1995: $38,215. For the fiscal year ended May 31, 1996: $65,079.

U.S. SMALL COMPANY FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $8,177. For the fiscal year ended May 31, 1995: $27,525. For the fiscal year ended May 31, 1996: $42,829.

THE NON-U.S. EQUITY PORTFOLIO -- For the period October 4, 1993 (commencement of operations) through October 31, 1993: $1,005. For the fiscal year ended
October 31, 1994: $22,024.  For the fiscal year ended October 31, 1995: $31,500.

INTERNATIONAL EQUITY FUND -- For the period October 4, 1993 (commencement of operations) through October 31, 1993: $105. For the fiscal year ended
October 31, 1994: $37,065.  For the fiscal year ended October 31, 1995: $83,762.

THE DIVERSIFIED PORTFOLIO -- For the period July 8, 1993 (commencement of operations) through June 30, 1994: $2,423. For the fiscal year ended June 30, 1995: $7,770. For the fiscal year ended June 30, 1996: $19,517.

DIVERSIFIED FUND -- For the period July 8, 1993 (commencement of operations) through June 30, 1994: $10,086. For the fiscal year ended June 30, 1995:
$28,135.  For the fiscal year ended June 30, 1996: $31,954.

THE EMERGING MARKETS EQUITY PORTFOLIO -- For the period November 15, 1993 (commencement of operations) through October 31, 1994: $30,828. For the fiscal year ended October 31, 1995: $35,189.

EMERGING MARKETS EQUITY FUND -- For the period November 15, 1993 (commencement of operations) through October 31, 1994: $22,572. For the fiscal year ended October 31, 1995: $42,329.

EUROPEAN EQUITY PORTFOLIO -- For the period March 28, 1995 (commencement of
operations) through December 31, 1995: $15,623.    For the six months ended
June 30, 1996:  $32,409 (unaudited).

EUROPEAN EQUITY FUND -- For the period February 29, 1996 (commencement of operations) through June 30, 1996: $134 (unaudited).

JAPAN EQUITY PORTFOLIO -- For the period March 28, 1995 (commencement of operations) through December 31, 1995: $17,418. For the six months ended June 30, 1996: $30,693 (unaudited).

JAPAN EQUITY FUND -- For the period February 29, 1996 (commencement of operations) through June 30, 1996: $90 (unaudited).

ASIA GROWTH PORTFOLIO -- For the period April 5, 1995 (commencement of
operations) through December 31, 1995: $4,037.    For the six months ended
June 30, 1996:  $6,530 (unaudited).

ASIA GROWTH FUND -- For the period February 29, 1996 (commencement of operations) through June 30, 1996: $71 (unaudited).

SERVICES AGENT

     The Trust, on behalf of each Fund, and the Portfolios have entered into Administrative Services Agreements (the "Services Agreements") with Morgan effective December 29, 1995, as amended effective August 1, 1996, pursuant to which Morgan is responsible for certain administrative and related services provided to each Fund and its corresponding Portfolio. The Services Agreements may be terminated at any time, without penalty, by the Trustees or Morgan, in each case on not more than 60 days' nor less than 30 days' written notice to the other party.

     Under the amended Services Agreements, each of the Funds and the Portfolios has agreed to pay Morgan fees equal to its allocable share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Portfolios and the JPM Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund and Portfolio is determined by the proportionate share that its net assets bear to the total net assets of the Trust, The JPM Institutional Funds, the Master Portfolios, the other investors in the Master Portfolios for which Morgan provides similar services and JPM Series Trust.

     Under Administrative Services Agreements in effect from December 29, 1995 through July 31, 1996, with Morgan, each Fund and its corresponding Portfolio paid Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge was calculated daily based on the aggregate net assets of the Portfolios in accordance with the following schedule: 0.06% of the first $7 billion of the Portfolios' aggregate average daily net assets, and 0.03% of the Portfolios' average daily net assets in excess of $7 billion. Prior to December 29, 1995, the Trust and each Portfolio had entered into Financial and Fund Accounting Services Agreements with Morgan, the provisions of which included certain of the activities described above and, prior to September 1, 1995, also included reimbursement of usual and customary expenses. Fee arrangements for administrative services prior to August 1, 1996 did not pertain to the Disciplined Equity and International Opportunities Funds and their corresponding Portfolios. The table below sets forth for each Fund listed and its corresponding Portfolio the fees paid to Morgan, net of fee waivers and reimbursements, as Services Agent. See "Expenses" in the Prospectus and below for applicable expense limitations.

THE MONEY MARKET PORTFOLIO -- For the period July 12, 1993 (commencement of operations) through November 30, 1993: $193,980. For the fiscal year ended November 30, 1994: $385,012. For the fiscal year ended November 30, 1995:
$373,077.

MONEY MARKET FUND -- For the period July 12, 1993 (commencement of operations) through November 30, 1993: $(41,186)*. For the fiscal year ended November 30, 1994: $(265,806)*. For the fiscal year ended November 30, 1995: $(967,889)*.

THE TAX EXEMPT MONEY MARKET PORTFOLIO -- For the fiscal year ended August 31, 1994: $153,204. For the fiscal year ended August 31, 1995: $169,754. For the fiscal year ended August 31, 1996: $205,419.

TAX EXEMPT MONEY MARKET FUND -- For the fiscal year ended August 31, 1994:
$(103,541)*. For the fiscal year ended August 31, 1995: $(56,396)*. For the fiscal year ended August 31, 1996: $30,085.

THE TREASURY MONEY MARKET PORTFOLIO -- For the period January 4, 1993 (commencement of operations) through October 31, 1993: $(30,702)*. For the fiscal year ended October 31, 1994: $(13,844)*. For the fiscal year ended October 31, 1995: $(146,180)*.

TREASURY MONEY MARKET FUND -- For the period January 4, 1993 (commencement of operations) through October 31, 1993: $(28,435)*. For the fiscal year ended October 31, 1994: $(118,050)*. For the fiscal year ended November 30, 1995:
$(236,058)*.

THE SHORT TERM BOND PORTFOLIO -- For the period July 8, 1993 (commencement of operations) through October 31, 1993: $(39,290)*. For the fiscal year ended October 31, 1994: $(22,054)*. For the fiscal year ended October 31, 1995:
$(21,070)*.

SHORT TERM BOND FUND -- For the period July 8, 1993 (commencement of operations) through October 31, 1993: $(24,299)*. For the fiscal year ended October 31, 1994: $(89,141)*. For the fiscal year ended November 30, 1995: $(91,382)*.

THE U.S. FIXED INCOME PORTFOLIO -- For the period July 12, 1993 (commencement of operations) through October 31, 1993: $7,691. For the fiscal year ended
October 31, 1994: $140,493.  For the fiscal year ended October 31, 1995:
$167,081.

BOND FUND -- For the period July 12, 1993 (commencement of operations) through October 31, 1993: $(29,422)*. For the fiscal year ended October 31, 1994:
$(141,179)*.  For the fiscal year ended November 30, 1995: $(146,399)*.

THE TAX EXEMPT BOND PORTFOLIO -- For the fiscal year ended August 31, 1994:
$210,795. For the fiscal year ended August 31, 1995: $189,892. For the fiscal year ended August 31, 1996: $80,281.

TAX EXEMPT BOND FUND -- For the fiscal year ended August 31, 1994: $(82,093)*. For the fiscal year ended August 31, 1995: $(61,012)*. For the fiscal year ended August 31, 1996: $16,596.

THE NEW YORK TOTAL RETURN BOND PORTFOLIO -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $(11,830)*. For the fiscal year ended March 31, 1996: $7,691.

THE NEW YORK TOTAL RETURN BOND FUND -- For the Period April 11, 1994 (commencement of operations) through March 31, 1995: $(49,096)*. For the fiscal year ended March 31, 1996: $(10,606)*.

THE NON-U.S. FIXED INCOME PORTFOLIO -- For the period October 11, 1994 (commencement of operations) through September 30, 1995: $156,367. For the fiscal year ended September 30, 1996: $37,344.

THE INTERNATIONAL BOND FUND -- For the period December 1, 1994 (commencement of operations) through September 30, 1995: $(46,217)*. For the fiscal year ended September 30, 1996: $1,729.

THE SELECTED U.S. EQUITY PORTFOLIO-- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $155,348. For the fiscal year ended
May 31, 1995: $236,537.  For the fiscal year ended May 31, 1996: $138,134.

SELECTED U.S. EQUITY FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $(56,520)*. For the fiscal year ended May 31,
1995: $(95,210)*.    For the fiscal year ended May 31, 1996: $15,882.

THE U.S. SMALL COMPANY PORTFOLIO -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $203,764. For the fiscal year ended
May 31, 1995: $241,373.  For the fiscal year ended May 31, 1996: $144,277.

U.S. SMALL COMPANY FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $(55,233)*. For the fiscal year ended May 31, 1995: $(73,786)*. For the fiscal year ended May 31, 1996: $21,392.

THE NON-U.S. EQUITY PORTFOLIO -- For the period October 4, 1993 (commencement of operations) through October 31, 1993: $(22,160)*. For the fiscal year ended October 31, 1994: $327,569. For the fiscal year ended October 31, 1995:
$349,443.

INTERNATIONAL EQUITY FUND -- For the period October 4, 1993 (commencement of operations) through October 31, 1993: $(7,383)*. For the fiscal year ended October 31, 1994: $(118,900)*. For the fiscal year ended October 31, 1995:
$(63,230)*.

THE DIVERSIFIED PORTFOLIO -- For the period July 8, 1993 (commencement of operations) through June 30, 1994: $(17,807)*. For the fiscal year ended June 30, 1995: $63,153. For the fiscal year ended June 30, 1996: $45,687.

DIVERSIFIED FUND -- For the period July 8, 1993 (commencement of operations) through June 30, 1994: $(100,039)*. For the fiscal year ended June 30, 1995:
$(96,795)*.  For the fiscal year ended June 30, 1996: $12,610.

THE EMERGING MARKETS EQUITY PORTFOLIO -- For the period November 15, 1993 (commencement of operations) through October 31, 1994: $347,925. For the fiscal year ended October 31, 1995: $337,050.

EMERGING MARKETS EQUITY FUND -- For the period November 15, 1993 (commencement of operations) through October 31, 1994: $(120,061)*. For the fiscal year ended October 31, 1995: $(26,975)*.

EUROPEAN EQUITY PORTFOLIO-- For the period March 28, 1995 (commencement of operations) through December 31, 1995: $128,335. For the six months ended June 30, 1996: $64,388 (unaudited).

EUROPEAN EQUITY FUND -- For the period February 29, 1996 (commencement of operations) through June 30, 1996: $256 (unaudited).

JAPAN EQUITY PORTFOLIO -- For the period March 28, 1995 (commencement of operations) through December 31, 1995: $147,974. For the six months ended June 30, 1996: $60,965 (unaudited).

JAPAN EQUITY FUND -- For the period February 29, 1996 (commencement of operations) through June 30, 1996: $171 (unaudited).

ASIA GROWTH PORTFOLIO -- For the period April 5, 1995 (commencement of operations) through December 31, 1995: $21,823. For the six months ended June 30, 1996: $12,972 (unaudited).

ASIA GROWTH FUND -- For the period February 29, 1996 (commencement of operations) through June 30, 1996: $135 (unaudited).
____________________________________

(*) Indicates a reimbursement by Morgan for expenses in excess of its fees under the Prior Services Agreements. No fees were paid for the fiscal period.

CUSTODIAN AND TRANSFER AGENT

     State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's and each of the Portfolio's custodian and fund accounting agent and each Fund's transfer and dividend disbursing agent. Pursuant to the Custodian Contracts, State Street is responsible for maintaining the books of account and records of portfolio transactions and holding portfolio securities and cash. In addition, the Custodian has entered into subcustodian agreements on behalf of the Portfolios for the Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds with Bankers Trust Company for the purpose of holding TENR Notes and with Bank of New York and Chemical Bank, N.A. for the purpose of holding certain variable rate demand notes. In the case of foreign assets held outside the United States, the Custodian employs various subcustodians who were approved by the Trustees of the Portfolios in accordance with the regulations of the SEC. The Custodian maintains portfolio transaction records. As Transfer Agent and Dividend Disbursing Agent, State Street is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

     The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement with Morgan pursuant to which Morgan acts as shareholder servicing agent for its customers and for other Fund investors who are customers of an Eligible Institution. Under this agreement, Morgan is responsible for performing shareholder account administrative and servicing functions, which includes but is not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; transmitting purchase and redemption orders to the Funds' transfer agent and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; and providing other related services.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay Morgan for these services a fee at the following annual rates (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders for whom Morgan is acting as shareholder servicing agent): Money Market, Treasury Money Market and Tax Exempt Money Market Funds, 0.05%; Short Term Bond, Bond, Tax Exempt Bond and New York Total Return Bond Funds, 0.075%; International Bond, Selected U.S. Equity, Disciplined Equity, U.S. Small Company, International Equity, Emerging Markets Equity, International Opportunities, Diversified, European Equity, Japan Equity and Asia Growth Funds, 0.10%. Morgan acts as shareholder servicing agent for all shareholders.

     The table below sets forth for each Fund listed the shareholder servicing fees paid by each Fund to Morgan, net of fee waivers and reimbursements, for the fiscal periods indicated. See "Expenses" in the Prospectus and below for applicable expense limitations.

MONEY MARKET FUND -- For the period July 12, 1993 (commencement of operations) through November 30, 1993: $4,720. For the fiscal year ended November 30, 1994:
$200,287.  For the fiscal year ended November 30, 1995: $697,914.

TAX EXEMPT MONEY MARKET FUND -- For the fiscal year ended August 31, 1994:
$22,282. For the fiscal year ended August 31, 1995: $96,667. For the fiscal year ended August 31, 1996: $103,262

TREASURY MONEY MARKET FUND -- For the period January 4, 1993 (commencement of operations) through October 31, 1993: $4,147. For the fiscal year ended October 31, 1994: $64,191. For the fiscal year ended October 31, 1995:
$101,100.

SHORT TERM BOND FUND -- For the period July 8, 1993 (commencement of operations) through October 31, 1993: $1,642. For the fiscal year ended October 31, 1994:
$19,528.  For the fiscal year ended October 31, 1995: $24,729.

BOND FUND -- For the period July 12, 1993 (commencement of operations) through October 31, 1993: $4,942. For the fiscal year ended October 31, 1994:
$63,383.  For the fiscal year ended October 31, 1995: $161,357.

TAX EXEMPT BOND FUND -- For the fiscal year ended August 31, 1994: $3,172. For the fiscal year ended August 31, 1995: $19,310. For the fiscal year ended August 31, 1996: $59,743.

NEW YORK TOTAL RETURN BOND FUND -- For the period April 11, 1994 (commencement of operations) through March 31, 1995: $6,116. For the fiscal year ended March 31, 1996: $21,606.

INTERNATIONAL BOND FUND -- For the period December 1, 1994 (commencement of operations) through September 30, 1995: $1,412. For the fiscal year ended September 30, 1996: $6,684.

SELECTED U.S. EQUITY FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $8,191. For the fiscal year ended May 31, 1995: $55,090. For the fiscal year ended May 31, 1996: $151,111.

U.S. SMALL COMPANY FUND -- For the period July 19, 1993 (commencement of operations) through May 31, 1994: $13,854. For the fiscal year ended May 31, 1995: $49,479. For the fiscal year ended May 31, 1996: $162,465.

INTERNATIONAL EQUITY FUND -- For the period October 4, 1993 (commencement of operations) through October 31, 1993: $0. For the fiscal year ended October 31, 1994: $63,751. For the fiscal year ended October 31, 1995: $168,565.

DIVERSIFIED FUND -- For the period July 8, 1993 (commencement of operations) through June 30, 1994: $16,798. For the fiscal year ended June 30, 1995:
$53,030.  For the fiscal year ended June 30, 1996: $127,086.

EMERGING MARKETS EQUITY FUND -- For the period November 15, 1993 (commencement of operations) through October 31, 1994: $39,124. For the fiscal year ended October 31, 1995: $79,381.

EUROPEAN EQUITY FUND -- For the period February 29, 1996 (commencement of operations) through June 30, 1996: $1,043 (unaudited).

JAPAN EQUITY FUND -- For the period February 29, 1996 (commencement of operations) through June 30, 1996: $699 (unaudited).

ASIA GROWTH FUND -- For the period February 29, 1996 (commencement of operations) through June 30, 1996: $548 (unaudited).

     As discussed under "Investment Advisor," the Glass-Steagall Act and other applicable laws and regulations limit the activities of bank holding companies and certain of their subsidiaries in connection with registered open-end investment companies. The activities of Morgan in acting as shareholder servicing agent for Fund shareholders under the Shareholder Servicing Agreement and providing administrative services to the Funds and the Portfolios under the Services Agreements and in acting as Advisor to the Portfolios under the Investment Advisory Agreements, may raise issues under these laws. However, Morgan believes that it may properly perform these services and the other activities described in the Prospectus without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

     If Morgan were prohibited from providing any of the services under the Shareholder Servicing Agreement and the Services Agreements, the Trustees would seek an alternative provider of such services. In such event, changes in the operation of the Funds or the Portfolios might occur and a shareholder might no longer be able to avail himself or herself of any services then being provided to shareholders by Morgan.

INDEPENDENT ACCOUNTANTS

     The independent accountants of the Trust and the Portfolios are Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036. Price Waterhouse LLP conducts an annual audit of the financial statements of each of the Funds and the Portfolios, assists in the preparation and/or review of each of the Fund's and the Portfolio's federal and state income tax returns and consults with the Funds and the Portfolios as to matters of accounting and federal and state income taxation.

EXPENSES

     In addition to the fees payable to Pierpont Group, Inc., Morgan and FDI under various agreements discussed under "Trustees and Officers," "Investment

Advisor," "Co-Administrator and Distributor," "Services Agent" and "Shareholder Servicing" above, the Funds and the Portfolios are responsible for usual and customary expenses associated with their respective operations. Such expenses include organization expenses, legal fees, accounting expenses, insurance costs, the compensation and expenses of the Trustees, registration fees under federal securities laws, and extraordinary expenses applicable to the Funds or the Portfolios. For the Funds, such expenses also include transfer, registrar and dividend disbursing costs, the expenses of printing and mailing reports, notices and proxy statements to Fund shareholders, and registration fees under state securities laws. For the Portfolios, such expenses also include applicable registration fees under foreign securities laws, custodian fees and brokerage expenses. Under fee arrangements prior to September 1, 1995, Morgan as Services Agent was responsible for reimbursements to the Trust and certain Portfolios and the usual and customary expenses described above (excluding organization and extraordinary expenses, custodian fees and brokerage expenses).

     Morgan has agreed that if in any fiscal year the sum of any Fund's expenses exceeds the limits set by applicable regulations of state securities commissions, the fees payable by the Fund to Morgan for that year shall be reduced as specified by agreement with the Trust on behalf of the Fund. Currently, Morgan believes that the most restrictive expense limitation of state securities commissions limits expenses to 2.5% of the first $30 million of average net assets, 2% of the next $70 million of such net assets and 1.5% of such net assets in excess of $100 million for any fiscal year. For additional information regarding waivers or expense subsidies, see "Management of the Trust and the Portfolio(s)" in the Prospectus.

PURCHASE OF SHARES

     Investors may open Fund accounts and purchase shares as described in the Prospectus under "Purchase of Shares." References in the Prospectus and this Statement of Additional Information to customers of Morgan or an Eligible Institution include customers of their affiliates and references to transactions by customers with Morgan or an Eligible Institution include transactions with their affiliates. Only Fund investors who are using the services of a financial institution acting as shareholder servicing agent pursuant to an agreement with the Trust on behalf of a Fund may make transactions in shares of a Fund.

     Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in are valued by the method described in "Net Asset Value" as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of Morgan, appropriate investments for the Fund's corresponding Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund's corresponding Portfolio; (ii) be acquired by the applicable Fund for investment and not for resale (other than for resale to the Fund's corresponding Portfolio); (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities.
Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

     Prospective investors may purchase shares with the assistance of an Eligible Institution, and the Eligible Institution may charge the investor a fee for this service and other services it provides to its customers.

REDEMPTION OF SHARES

     Investors may redeem shares as described in the Prospectus under "Redemption of Shares." Shareholders redeeming shares of the Money Market, Tax

Exempt Money Market or Treasury Money Market Funds should be aware that these Funds attempt to maintain a stable net asset value of $1.00 per share; however, there can be no assurance that they will be able to continue to do so, and in that case the net asset value of the Funds' shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount which differs from the number of shares redeemed. See "Net Asset Value" in the Prospectus and below.


     If the Trust on behalf of a Fund and its corresponding Portfolio determine that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rule of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described under "Net Asset Value," and such valuation will be made as of the same time the redemption price is determined. The Trust on behalf of all of the Funds and their corresponding Portfolios (except the Money Market, Tax Exempt Money Market, Non-U.S. Fixed Income, European Equity, Japan Equity, Asia Growth and International Opportunities Portfolios) have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds and the corresponding Portfolios are obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. The Trust will redeem Fund shares in kind only if it has received a redemption in kind from the corresponding Portfolio and therefore shareholders of the Fund that receive redemptions in kind will receive securities of the Portfolio. The Portfolios have advised the Trust that the Portfolios will not redeem in kind except in circumstances in which a Fund is permitted to redeem in kind.

     FURTHER REDEMPTION INFORMATION. The Trust, on behalf of a Fund, and the Portfolios reserve the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) for up to seven days,
(ii) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by the Portfolio of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.

EXCHANGE OF SHARES

     An investor may exchange shares from any JPM Institutional Fund into any other JPM Institutional Fund or JPM Pierpont Fund, as described under "Exchange of Shares" in the Prospectus. For complete information, the Prospectus as it relates to the Fund into which a transfer is being made should be read prior to the transfer. Requests for exchange are made in the same manner as requests for redemptions. See "Redemption of Shares." Shares of the Fund to be acquired are purchased for settlement when the proceeds from redemption become available. In the case of investors in certain states, state securities laws may restrict the availability of the exchange privilege. The Trust reserves the right to discontinue, alter or limit the exchange privilege at any time.

DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectus.

     Net investment income of the Money Market, Tax Exempt Money Market and Treasury Money Market Funds consists of accrued interest or discount and amortized premium, less the accrued expenses of the Fund applicable to that dividend period including the fees payable to Morgan. See "Net Asset Value."

     Determination of the net income for Money Market, Tax Exempt Money Market, Treasury Money Market, Short Term Bond, Bond, Tax Exempt Bond, International Bond and New York Total Return Bond Funds is made at the times described in the Prospectus; in addition, net investment income for days other than business days is determined at the time net asset value is determined on the prior business day.

NET ASSET VALUE

     Each of the Funds computes its net asset value once daily on Monday through Friday as described under "Net Asset Value" in the Prospectus. The net asset value will not be computed on the day the following legal holidays are observed:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. On days when U.S. trading markets close early in observance of these holidays, the Funds and the Portfolios would expect to close for purchases and redemptions at the same time. The days on which net asset value is determined are the Funds' business days.

     The net asset value of each Fund is equal to the value of the Fund's investment in its corresponding Portfolio (which is equal to the Fund's pro rata share of the total investment of the Fund and of any other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities) less the Fund's liabilities. The following is a discussion of the procedures used by the Portfolios corresponding to each Fund in valuing their assets.

     MONEY MARKET, TAX EXEMPT MONEY MARKET AND TREASURY MONEY MARKET FUNDS. In the case of the Portfolios for the Money Market, Tax Exempt Money Market and Treasury Money Market Funds, all portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of the Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Trustees will take steps necessary to reduce such deviation, such as changing the Fund's dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund's capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his investment in the Funds. See "Taxes."

     BOND, TAX EXEMPT BOND, NEW YORK TOTAL RETURN BOND, SHORT TERM BOND, INTERNATIONAL BOND AND DIVERSIFIED FUNDS. In the case of the Bond, Tax Exempt Bond, New York Total Return Bond, International Bond and Short Term Bond Funds, and the fixed income portion of the Diversified Fund, portfolio securities with a maturity of 60 days or more, including securities that are listed on an exchange or traded over the counter, are valued using prices supplied daily by an independent pricing service or services that (i) are based on the last sale price on a national securities exchange or, in the absence of recorded sales, at the readily available closing bid price on such exchange or at the quoted bid price in the OTC market, if such exchange or market constitutes the broadest and most representative market for the security and (ii) in other cases, take into account various factors affecting market value, including yields and prices of comparable securities, indication as to value from dealers and general market conditions. If such prices are not supplied by the Portfolio's independent pricing service, such securities are priced in accordance with procedures adopted by the Trustees. All portfolio securities with a remaining maturity of less than 60 days are valued by the amortized cost method. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's books, no readily available market quotations exist for most municipal securities. The Portfolios value municipal securities on the basis of prices from a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values.

     Trading in securities in most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

     SELECTED U.S. EQUITY, DISCIPLINED EQUITY, U.S. SMALL COMPANY, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY, INTERNATIONAL OPPORTUNITIES, DIVERSIFIED, EUROPEAN EQUITY, JAPAN EQUITY AND ASIA GROWTH FUNDS. In the case of the Equity Portfolios, the value of investments listed on a domestic securities exchange, other than options on stock indexes, is based on the last sale prices on the New York Stock Exchange at 4:00 P.M. or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the OTC market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates available at the time of valuation.

     Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 P.M., New York time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 P.M., New York time. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

     Trading in securities on most foreign exchanges and OTC markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of securities occur between the time when the exchange on which they are traded closes and the time when a Portfolio's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.

PERFORMANCE DATA

     From time to time, the Funds may quote performance in terms of yield, actual distributions, total return or capital appreciation in reports, sales literature and advertisements published by the Trust. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See "Additional Information" in the Prospectus.

     YIELD QUOTATIONS. As required by regulations of the SEC, current yield for the Money Market, Tax Exempt Money Market and Treasury Money Market Funds is computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for the Money Market, Tax Exempt Money Market and Treasury Money Market Funds is computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. In the case of the Tax Exempt Money Market Fund, the tax equivalent yield is computed by first computing the yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal income tax purposes is determined. This portion of the yield is then divided by one minus the stated assumed federal income tax rate for individuals and then added to the portion of the yield that is not attributable to securities, the income of which was not tax exempt.

     As required by regulations of the SEC, the annualized yield for the Bond, Tax Exempt Bond, International Bond, New York Total Return Bond and Short Term Bond Funds is computed by dividing each Fund's net investment income per share earned during a 30-day period by the net asset value on the last day of the period. The average daily number of shares outstanding during the period that are eligible to receive dividends is used in determining the net investment income per share. Income is computed by totaling the interest earned on all debt obligations during the period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield is then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described under "Additional Information" in the Prospectus.

     Below is set forth historical yield information for the periods indicated:

MONEY MARKET FUND (5/31/96): 7-day current yield: 5.15%; 7-day effective yield:
5.28%.

TAX EXEMPT MONEY MARKET FUND (8/31/96): 7-day current yield: 3.22%; 7-day Tax equivalent yield at 39% tax rate: 5.28%; 7-day effective yield: 3.27%.

TREASURY MONEY MARKET FUND (4/30/96): 7-day current yield: 4.97%; 7-day effective yield: 5.09%.

SHORT TERM BOND FUND (4/30/96): 30-day yield: 5.66%.


BOND FUND (4/30/96): 30-day yield: 6.35%.

INTERNATIONAL BOND (9/30/96): 30-day yield: 5.58%.

TAX EXEMPT BOND FUND (8/31/96): 30-day yield: 4.69%; 30-day tax equivalent yield at 39% tax rate: 7.69%.

NEW YORK TOTAL RETURN BOND FUND (9/30/96): 30-day yield: 4.36%; 30-day tax equivalent yield at 39% tax rate: 7.15%.

     TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the annualized total return of the Bond, Tax Exempt Bond, New York Total Return Bond, Short Term Bond, International Bond, Selected U.S. Equity, Disciplined Equity U.S. Small Company, International Equity, Emerging Markets Equity, International Opportunities, Diversified, European Equity, Japan Equity and Asia Growth Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

     Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

     Historical performance information for any period or portion thereof prior to the establishment of a Fund will be that of its corresponding predecessor JPM Pierpont fund (in the case of the European Equity, Japan Equity or Asia Growth Funds, its corresponding JPM Advisor Fund), as permitted by applicable SEC staff interpretations, if the JPM Pierpont or JPM Advisor fund commenced operations before the corresponding JPM Institutional Fund. The applicable financial information in the registration statements for The JPM Pierpont Funds (Registration Nos. 33-54632 and 811-7340) and The JPM Advisor Funds (Registration Nos. 33-84798 and 811-8794) is incorporated herein by reference.

     Below is set forth historical return information for the Funds for the periods indicated:

MONEY MARKET FUND (5/31/96): Average annual total return, 1 year: 5.73%; average annual total return, 5 years: 4.43%; average annual total return, 10 years:
5.92%; aggregate total return, 1 year: 5.73%; aggregate total return, 5 years:
24.18%; aggregate total return, 10 years: 77.81%.

TAX EXEMPT MONEY MARKET FUND (8/31/96): Average annual total return, 1 year:
3.36%; Average annual total return, 5 years: 2.93%; average annual total return, 10 years: 3.96%; aggregate total return, 1 year: 3.36%; aggregate total return, 5 years: 15.51%; aggregate total return, 10 years: 47.41%.

TREASURY MONEY MARKET FUND (4/30/96): Average annual total return, 1 year:
5.56%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: 4.30%; aggregate total return, 1 year: 5.56%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: 14.65%.

SHORT TERM BOND FUND (4/30/96): Average annual total return, 1 year: 6.83%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: 4.64%; aggregate total return, 1 year: 6.83%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: 13.30%.

BOND FUND (4/30/96): Average annual total return, 1 year: 8.63%; average annual total return, 5 years: 7.64%; average annual total return, commencement of operations(*) to period end: 7.95%; aggregate total return, 1 year: 7.64%; aggregate total return, 5 years: 45.51%; aggregate total return, commencement of operations(*) to period end: 85.64%.

TAX EXEMPT BOND FUND (8/31/96): Average annual total return, 1 year: 4.13%; average annual total return, 5 years: 6.52%; average annual total return, 10 years: 6.64%; aggregate total return, 1 year: 4.13%; aggregate total return, 5 years: 37.11%; aggregate total return, 10 years: 90.14%.

NEW YORK TOTAL RETURN BOND FUND (9/30/96): Average annual total return, 1 year:
4.65%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: 6.12%; aggregate total return, 1 year: 4.65%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: 15.97%.

INTERNATIONAL BOND FUND (9/30/96): Average annual total return, 1 year: 12.09%; average annual total return, 5 years: N/A; average annual total return, commencement of operations (*) to period end: 13.67%; aggregate total return, 1 year: 12.09%; aggregate total return, 5 years: N/A; aggregate total return commencement of operations (*) to period end: 26.48%.

DIVERSIFIED FUND (6/30/96): Average annual total return, 1 year: 16.91%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: 11.71%; aggregate total return, 1 year: 16.91%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: 36.43%.

SELECTED U.S. EQUITY FUND (5/31/96): Average annual total return, 1 year:
25.43%; average annual total return, 5 years: 14.70%; average annual total return, ten years: 13.71%; aggregate total return, 1 year: 25.43%; aggregate total return, 5 years: 98.57%; aggregate total return, ten years: 373.18%.

U.S. SMALL COMPANY FUND (5/31/96): Average annual total return, 1 year: 35.60%; average annual total return, 5 years: 16.57%; average annual total return, 10 years, 11.25%; aggregate total return, 1 year: 35.60%; aggregate total return, 5 years: 115.24%; aggregate total return, 10 years; 316.88%.

INTERNATIONAL EQUITY FUND (4/30/96): Average annual total return, 1 year:
12.20%; average annual total return, 5 years: 7.28%; average annual total return, commencement of operations(*) to period end: 5.32%; aggregate total return, 1 year: 12.20%; aggregate total return, 5 years: 42.11%; aggregate total return, commencement of operations(*) to period end: 35.91%.

EMERGING MARKETS EQUITY FUND (4/30/96): Average annual total return, 1 year:
12.04%; average annual total return, 5 years: N/A; average annual total return, commencement of operations(*) to period end: 3.21%; aggregate total return, 1 year: 12.04%; aggregate total return, 5 years: N/A; aggregate total return, commencement of operations(*) to period end: 7.94%.

EUROPEAN EQUITY FUND (6/30/96): Average annual total return, 1 year: N/A; average annual total return, 5 years: N/A; average annual total return commencement of operations(*) to period end: 6.96%; aggregate total return, 1 year: N/A; aggregate total return, 5 years: N/A; aggregate total return commencement of operations(*) to period end: 6.96%.

JAPAN EQUITY FUND (6/30/96): Average annual total return, 1 year: N/A; average annual total return, 5 years: N/A; average annual total return commencement of operations(*) to period end: 6.67%; aggregate total return, 1 year: N/A; aggregate total return, 5 years: N/A; aggregate total return commencement of operations(*) to period end: 6.67%.

ASIA GROWTH FUND (6/30/96): Average annual total return, 1 year: N/A; average annual total return, 5 years: N/A; average annual total return commencement of operations(*) to period end: 5.09%; aggregate total return, 1 year: N/A; aggregate total return, 5 years: N/A; aggregate total return commencement of operations(*) to period end: 5.09%.
____________________

(*) The Treasury Money Market, Short Term Bond, Diversified, Emerging Markets Equity, New York Total Return Bond, International Bond, European Equity, Japan Equity and Asia Growth Funds commenced operations on January 4, 1993, July 8,

1993, July 8, 1993, November 15, 1993, April 11, 1994, December 1, 1994,
February 29, 1996, February 29, 1996, and February 29, 1996, respectively. The predecessor JPM Pierpont Bond and International Equity funds commenced operations on March 11, 1988 and June 1, 1990, respectively. The predecessor JPM Advisor European Equity, Japan Equity and Asia Growth funds commenced operations on January 23, 1996, January 24, 1996 and January 5, 1996, respectively.

     GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding Portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

     Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices including the benchmarks indicated under "Investment Advisor" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

     In order to illustrate the benefits of balanced investing across asset classes over longer periods of time, the Diversified Fund may use performance data that will be based on the return of, as appropriate, the S&P 500 Index, the Salomon Brothers Broad Investment Grade Bond Index, the Frank Russell 2000 and 2500 Indexes, and the EAFE Index. The quoted performance will illustrate what results could have been achieved had the Fund invested specified percentages of the Fund's assets in classes of securities that would have produced a return equal to the relevant index over the time period at issue.

     From time to time, the Funds may quote performance in terms of yield, actual distributions, total return, or capital appreciation in reports, sales literature, and advertisements published by the Funds. Current performance information for the Funds may be obtained by calling the number provided on the cover page of this Statement of Additional Information. See "Additional Information" in the Prospectus.

PORTFOLIO TRANSACTIONS

     The Advisor places orders for all Portfolios for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all the Portfolios. See "Investment Objectives and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     MONEY MARKET, TAX EXEMPT MONEY MARKET, TREASURY MONEY MARKET, BOND, SHORT TERM BOND, TAX EXEMPT BOND, NEW YORK TOTAL RETURN BOND AND INTERNATIONAL BOND FUNDS. Portfolio transactions for the Portfolios corresponding to the Money Market, Tax Exempt Money Market, Treasury Money Market, Bond, Short Term Bond, Tax Exempt Bond, New York Total Return Bond and International Bond Funds will be undertaken principally to accomplish a Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios corresponding to the Money Market, Treasury Money Market, Bond, Tax Exempt Bond, New York Total Return Bond, Short Term Bond and International Bond Funds may engage in short-term trading consistent with their objectives. See "Investment Objectives and Policies -- Portfolio Turnover." The Tax Exempt Money Market

Portfolio will not seek profits through short-term trading, but the Portfolio may dispose of any portfolio security prior to its maturity if it believes such disposition is appropriate even if this action realizes profits or losses.

     In connection with portfolio transactions for the Portfolios, the Advisor intends to seek best price and execution on a competitive basis for both purchases and sales of securities.

     The Portfolios corresponding to the Money Market, Tax Exempt Money Market and Treasury Money Market Funds have a policy of investing only in securities with maturities of less than thirteen months, which policy will result in high portfolio turnovers. The Portfolio corresponding to the Short Term Bond Fund has a policy of maintaining a short duration, which policy will also result in a high portfolio turnover. Since brokerage commissions are not normally paid on investments which the Portfolios make, turnover resulting from such investments should not adversely affect the net asset value or net income of the Portfolios.

     SELECTED U.S. EQUITY, DISCIPLINED EQUITY, U.S. SMALL COMPANY, INTERNATIONAL EQUITY, EMERGING MARKETS EQUITY, INTERNATIONAL OPPORTUNITIES, DIVERSIFIED, EUROPEAN EQUITY, JAPAN EQUITY AND ASIA GROWTH FUNDS. In connection with portfolio transactions for the Equity Portfolios, the overriding objective is to obtain the best possible execution of purchase and sale orders.

     In selecting a broker, the Advisor considers a number of factors including: the price per unit of the security; the broker's reliability for prompt, accurate confirmations and on-time delivery of securities; the firm's financial condition; as well as the commissions charged. A broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction if, after considering the foregoing factors, the Advisor decides that the broker chosen will provide the best possible execution. The Advisor monitors the reasonableness of the brokerage commissions paid in light of the execution received. The Trustees of each Portfolio review regularly the reasonableness of commissions and other transaction costs incurred by the Portfolios in light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the Advisor and published data concerning transaction costs incurred by institutional investors generally. Research services provided by brokers to which the Advisor has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Advisor's clients and not solely or necessarily for the benefit of an individual Portfolio. The Advisor believes that the value of research services received is not determinable and does not significantly reduce its expenses. The Portfolios do not reduce their fee to the Advisor by any amount that might be attributable to the value of such services.

     The Portfolios or their predecessors corresponding to the Selected U.S. Equity, U.S. Small Company, International Equity, Emerging Markets Equity, Diversified, European Equity, Japan Equity and Asia Growth Funds paid the following approximate brokerage commissions for the indicated fiscal periods:

SELECTED U.S. EQUITY FUND (May): 1996: $1,375,696; 1995: $1,179,132; 1994:
$744,676.

U.S. SMALL COMPANY FUND (May): 1996: $1,554,459; 1995: 1995: $1,217,016; 1994:
$1,760,320.

INTERNATIONAL EQUITY FUND (October): 1995: $1,691,642; 1994: $1,413,238; 1993:
$639,000.

DIVERSIFIED FUND (June): 1996: $220,206; 1995: $145,589; 1994: $78,737.

EMERGING MARKETS EQUITY FUND (October): 1995: $1,475,147; 1994: $1,262,905;
1993: N/A.

EUROPEAN EQUITY FUND (December): 1995: $143,417.

JAPAN EQUITY FUND (December): 1995: $0.

ASIA GROWTH FUND (December): 1995: $27,322.

     The increases in brokerage commissions reflected above were due to increased portfolio activity and an increase in net investments by investors in a Portfolio or its predecessor.

     Subject to the overriding objective of obtaining the best possible execution of orders, the Advisor may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Advisor. In order for affiliates of the Advisor to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by such affiliates must be reasonable and fair compared to the commissions, fees, or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. Furthermore, the Trustees of each Portfolio, including a majority of the Trustees who are not "interested persons," have adopted procedures which are reasonably designed to provide that any commissions, fees, or other remuneration paid to such affiliates are consistent with the foregoing standard.

     Portfolio securities will not be purchased from or through or sold to or through the Co-Administrator, the Distributor or the Advisor or any other "affiliated person" (as defined in the 1940 Act) of the Co-Administrator, Distributor or Advisor when such entities are acting as principals, except to the extent permitted by law. In addition, the Portfolios will not purchase securities during the existence of any underwriting group relating thereto of which the Advisor or an affiliate of the Advisor is a member, except to the extent permitted by law.

     On those occasions when the Advisor deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Advisor to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Advisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

     If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which a Portfolio may write may be affected by options written by the Advisor for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

MASSACHUSETTS TRUST

     The Trust is a trust fund of the type commonly known as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

     The Trust's Declaration of Trust further provides that the name of the Trust refers to the Trustees collectively as Trustees, not as individuals or personally, that no Trustee, officer, employee or agent of a Fund is liable to a Fund or to a shareholder, and that no Trustee, officer, employee, or agent is liable to any third persons in connection with the affairs of a Fund, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of a Fund. With the exceptions stated, the Trust's Declaration of Trust provides that a Trustee, officer, employee, or agent is entitled to be indemnified against all liability in connection with the affairs of a Fund.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

DESCRIPTION OF SHARES

     The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). To date shares of the eighteen series described in this Statement of Additional Information have been authorized and are available for sale to the public. Each share represents an equal proportional interest in a Fund with each other share.

Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and nonassessable. The rights of redemption and exchange are described in the Prospectus and elsewhere in this Statement of Additional Information.

     The shareholders of the Trust are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, PROVIDED, HOWEVER, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.

     Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or
(2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees have authorized the issuance and sale to the public of shares of eighteen series of the Trust. The Trustees have no current intention to create any classes within the initial series or any subsequent series. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed portfolios with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Redemption of Shares" in the Prospectus.

     As of November 30, 1996, the following owned of record or, to the knowledge of management, beneficially owned more than 5% of the outstanding shares of:

     Treasury Money Market Fund--Morgan as Agent for Cantor Fitzgerald, Inc. (28.60%), Bank of New York as Series 1993-3 Coll. A/C P.M.F. Russo (14.24%), Bank of New York as Series 1992-1 Coll. A/C P.M.F. Russo (9.97%), Bank of New York as Series 1993-1 Coll. A/C P.M.F. Russo (9.49%), Bank of New York as Series 1993-2 Coll. A/C P.M.F. Russo (9.49%), Morgan as Agent for TRP Business Trust (6.92%), Morgan as Agent for One Penn Plaza Escrow Pledge Agreement (6.10%);

     Money Market Fund--Citibank (26.63%); Motion Picture Association of America Copyright Royalty Account (5.64%);

     Tax Exempt Money Market Fund--Morgan as Agent for T.F. and J.D. Pyle (21.94%), Morgan as Agent for S.R. Wexner (19.15%), E. Haebler Skove (12.62%); Morgan as Agent for C. Davis (7.32%), E.K. Zilkha, Zilkha & Sons, Inc. (9.44%), W.B. Ruger as Trustee U/A Rev. Trust 11/21/88 (8.01%);

     Bond Fund--Morgan as Agent for Shell Savings Group Trust - Diversified Fund (15.62%);

     Short Term Bond Fund--M.P. Schulhof, Paola Schulhof JT Wros (30.51%), Morgan as Agent for Warner Lambert Benefits Trust (29.82%), Morgan as Agent for Florida Atlantic Univ. Foundation (11.53%), Morgan as Agent for G.C. Bible Trust (5.45%);

     Tax Exempt Bond Fund--Morgan as Agent for E. Hanovia, Inc. (8.06%), Morgan as Agent for General Re Employee Benefit Trust (6.29%);

     New York Total Return Bond Fund--Morgan as Agent for Trust U/W of L.H.P. Klotz fbo R. Klotz (14.66%); Morgan as Agent for Shubert Organization (13.81%), Edward S. Gordon, Stacy L. Wallach and Anthony M. Saytanides, Escrow Agents for Edward S. Gordon Company, Inc. NY, 200 Park Avenue, New York, NY 10166-0005 (6.00%), Morgan as Agent for J. Corry (5.77%), Morgan as Agent for C.H. Shlora (5.08%);

     International Bond Fund--Morgan as Agent for Shell Savings Group Trust - Diversified Fund (71.56%), Morgan as Agent for Albany Medical Center Insurance Trust-Fleet Trust as Custodian (10.05%), Morgan as Agent for General Motors Savings Plan (7.54%), Morgan as Agent for Community Funds Inc. Dewitt Wallace Readers Digest Special Project Fund (6.23%);

     Selected U.S. Equity Fund--Morgan as Trustee for Major League Baseball Master Pension Trust (9.36%), Wachovia Bank of North Carolina, Trustee for Newmont Gold Co. Master Pension Trust (8.35%), Boston & Co. Mutual Funds Operations (6.98%), Lin Television Corp. Retirement Plan (6.71%), Morgan as Trustee for Degussa Defined Benefit Trust (6.57%), Harris Trust and Savings Bank as Trustee of CTS Corp Employee Benefit Plans Master Trust (5.13%);

     U.S. Small Company--Morgan as Agent for S. Lutz Trust (5.39%);

     Diversified Fund--Vangaurd Fiduciary Trust Company (12.28%), Celtic Insurance Company Ltd. (11.91%), Boston Foundation Inc. (10.60%), Morgan as Agent for Unifi Inc. Profit Sharing Plan Trust (9.92%), Westinghouse Personal Investment Plan (7.08%), BG Sulzle Inc. Employee Pension (5.64%), Retirement Plan for Employees of Association American Arbitration Pension Committee (5.34%);

     Emerging Markets Equity--Infid & Co. (11.85%), Batrus & Co. (9.85%), Morgan as Agent for A.P. Sloan Foundation (7.59%);

     International Equity Fund--No shareholders selected;

     European Equity Fund--Morgan as Agent for M.D. Palm (45.23%); Morgan as Agent for P. Ponzek Irrevocable Trust (30.25%); Morgan as Agent for J.A. Johnson/M. Isaacs (8.90%), Morgan as Agent for B. Price (8.68%), Morgan as Agent for J.M. Watkins (6.93%);

     Japan Equity Fund--Morgan as Agent for M.D. Palm (48.02%), Morgan as Agent for Hep Living Trust DTD (20.64%), National Financial Services Corp. (9.55%), Morgan as Agent for J.M. Watkins (7.66%), Morgan as Agent for P. Ponzek Irrevocable Trust (7.51%) ; and

     Asia Growth Fund--Morgan as Agent for P. Ponzek Irrevocable Trust (26.52%), Morgan as Agent for Bertelsen Family Trust (13.89%), Morgan as Agent for J.M. Watkins (10.64%), Morgan as Agent for M.D. Palm (10.36%), Morgan as Agent for W.B. Bond Trust (9.34%), Morgan as Agent for M.L. Clark (6.21%), Morgan as Agent for J.A. Johnson and M. Isaacs (6.20%).

     The address of each owner listed above is c/o Morgan, 522 Fifth Avenue, New York, New York 10036. As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of each Fund.


TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held less than three months, or foreign currencies (or options, futures or forward contracts on foreign currencies), but only if such currencies (or options, futures or forward contracts on foreign currencies) are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); and
(c) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies). As a regulated investment company, a Fund (as opposed to its shareholders) will not be subject to federal income taxes on the net investment income and capital gain that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gain in excess of net long-term capital loss for the taxable year is distributed in accordance with the Code's timing requirements.

     Under the Code, a Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

     For federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will be taxable to a shareholder in the year declared rather than the year paid.

     The Tax Exempt Money Market, Tax Exempt Bond and New York Total Return Bond Funds intend to qualify to pay exempt-interest dividends to their respective shareholders by having, at the close of each quarter of their respective taxable years, at least 50% of the value of their respective total assets consist of tax exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Funds which is properly designated as consisting of interest received by the Funds on tax exempt securities. Shareholders will not incur any federal income tax on the amount of exempt-interest dividends received by them from the Funds, other than the alternative minimum tax under certain circumstances. In view of each Fund's investment policies, it is expected that a substantial portion of all dividends will be exempt-interest dividends, although the Funds may from time to time realize and distribute net short-term capital gains and may invest limited amounts in taxable securities under certain circumstances. See "Investment Objective(s) and Policies" in the Prospectus.

     Distributions of net investment income, certain foreign currency gains, and realized net short-term capital gain in excess of net long-term capital loss (other than exempt interest dividends) are generally taxable to shareholders of the Funds as ordinary income whether such distributions are taken in cash or reinvested in additional shares. The Selected U.S. Equity, Disciplined Equity, U.S. Small Company and Diversified Funds expect that a portion of these distributions to corporate shareholders will be eligible for the dividends-received deduction subject to applicable limitations under the Code. Distributions to corporate shareholders of the Money Market, Tax Exempt Money Market, Treasury Money Market, Tax Exempt Bond, New York Total Return Bond, Bond, Short Term Bond, International Bond, International Equity, Emerging Markets Equity, International Opportunities, European Equity, Japan Equity and Asia Growth Funds are not eligible for the dividends received deduction. Distributions of net long-term capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders of a Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. See "Taxes" in the Prospectus for a discussion of the federal income tax treatment of any gain or loss realized on the redemption or exchange of a Fund's shares. Additionally, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

     To maintain a constant $1.00 per share net asset value, the Trustees of the Money Market, Tax Exempt Money Market and Treasury Money Market Funds may direct that the number of outstanding shares be reduced pro rata. If this adjustment is made, it will reflect the lower market value of portfolio securities and not realized losses. The adjustment may result in a shareholder having more dividend income than net income in his account for a period. When the number of outstanding shares of a Fund is reduced, the shareholder's basis in the shares of the Fund may be adjusted to reflect the difference between taxable income and net dividends actually distributed. This difference may be realized as a capital loss when the shares are liquidated. See "Net Asset Value."

     Gains or losses on sales of portfolio securities will be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. Except as described below, if an option written by a Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

     Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Portfolio actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by a Portfolio, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

     Forward currency contracts, options and futures contracts entered into by a Portfolio may create "straddles" for U.S. federal income tax purposes and this may affect the character and timing of gains or losses realized by the Portfolio on forward currency contracts, options and futures contracts or on the underlying securities. Certain straddles treated as short sales for tax purposes may also result in the loss of the holding period of underlying securities for purposes of the 30% of gross income test described above, and therefore, a Portfolio's ability to enter into forward currency contracts, options and futures contracts may be limited.

     Certain options, futures and foreign currency contracts held by a Portfolio at the end of each taxable year will be required to be "marked to market" for federal income tax purposes -- i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Portfolio has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.


     The Equity Portfolios may invest in Equity Securities of foreign issuers. If a Portfolio purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Portfolio may be subject to federal income tax on a portion of an "excess distribution" from such foreign corporation or gain from the disposition of such shares, even though a portion of such income may have to be distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund or its shareholders in respect of deemed unpaid taxes arising from such distributions or gains. Alternatively, a Fund may in some cases be permitted to include each year in its income and distribute to shareholders a pro rata portion of the foreign investment fund's income, whether or not distributed to the Fund.

     Pursuant to proposed regulations, open-end regulated investment companies such as the Portfolios would be entitled to elect to mark to market their stock
in certain PFICs.   Marking to market in this context means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each PFIC's stock over the owner's adjusted basis in that stock (including mark to market gains of a prior year for which an election was in effect).

     FOREIGN SHAREHOLDERS. Dividends of net investment income and distributions of realized net short-term gain in excess of net long-term loss to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U.S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions treated as long term capital gains to foreign shareholders will not be subject to U.S. tax unless the distributions are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

     In the case of a foreign shareholder who is a nonresident alien individual or foreign entity, a Fund may be required to withhold U.S. federal income tax as "backup withholding" at the rate of 31% from distributions treated as long-term capital gain and from the proceeds of redemptions, exchanges or other dispositions of Fund shares unless IRS Form W-8 is provided. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U.S. federal estate tax purposes.


     FOREIGN TAXES. It is expected that the International Bond, Selected U.S. Equity, Disciplined Equity, U.S. Small Company, International Equity, Emerging Markets Equity, International Opportunities, Diversified, European Equity, Japan Equity and Asia Growth Funds may be subject to foreign withholding taxes on other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. In the case of the International Bond, International Equity, Emerging Markets Equity, International Opportunities, European Equity, Japan Equity and Asia Growth Funds, so long as more than 50% in value of the total assets of the Fund (including its share of the assets of the corresponding Portfolio) at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes deemed paid by it as paid directly by its shareholders. These Funds will make such an election only if they deem it to be in the best interest of their respective shareholders. The Funds will notify their respective shareholders in writing each year if they make the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders. If a Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes deemed paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of the foreign income taxes in computing federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) A shareholder who is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by each of the International Bond, International Equity, Emerging Markets Equity, International Opportunities, European Equity, Japan Equity and Asia Growth Funds from its foreign source net investment income will be treated as foreign source income. Each of these Funds' gains and losses from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the International Bond, International Equity, Emerging Markets Equity, International Opportunities, European Equity, Japan Equity and Asia Growth Funds.

     STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of a Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax advisors with respect to any state or local taxes.

     OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code. The Portfolios are organized as New York trusts. The Portfolios are not subject to any federal income taxation or income or franchise tax in the State of New York or The Commonwealth of Massachusetts. The investment by a Fund in its corresponding Portfolio does not cause the Fund to be liable for any income or franchise tax in the State of New York.

ADDITIONAL INFORMATION

     As used in this Statement of Additional Information and the Prospectus, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares or the Portfolio's outstanding voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares or the Portfolio's outstanding voting securities, whichever is less.

     Telephone calls to the Funds, Morgan or Eligible Institutions as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's Registration Statement filed with the SEC under the 1933 Act and the Trust's and the Portfolios' Registration Statements filed under the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the SEC in Washington D.C.

     Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

FINANCIAL STATEMENTS


     The current financial statements of the Funds (except for the Disciplined Equity and International Opportunities Funds) are incorporated herein by reference from the Funds' annual reports and, if applicable, semi-annual reports as filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of each such report will be provided, without charge, to each person receiving this Statement of Additional Information.

APPENDIX A

DESCRIPTION OF SECURITY RATINGS

STANDARD & POOR'S

CORPORATE AND MUNICIPAL BONDS

AAA -     Debt rated AAA has the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB - Debt rated BB is regarded as having less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

A-1 - This designation indicates that the degree of safety regarding timely payment is very strong.

SHORT-TERM TAX-EXEMPT NOTES

SP-1 - The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

MOODY'S

CORPORATE AND MUNICIPAL BONDS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

COMMERCIAL PAPER, INCLUDING TAX EXEMPT

Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well established industries.
- High rates of return on funds employed.
- Conservative capitalization structures with moderate reliance on debt and ample asset protection.
- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
- Well established access to a range of financial markets and assured sources of alternate liquidity.

SHORT-TERM TAX EXEMPT NOTES

MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING NEW YORK MUNICIPAL OBLIGATIONS

     The following information is a summary of special factors affecting investments in New York municipal obligations. It does not purport to be a complete description and is based on information from the supplement (dated March 20, 1996) to the Annual Information Statement of the State of New York dated June 23, 1995 and other sources of information.

GENERAL

     New York (the "State") is among the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. The State has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

     The State has historically been one of the wealthiest states in the nation. The State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

     Although industry and commerce are broadly spread across the State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghampton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of major radio and television broadcasting networks, many national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel and is traditionally a tourist destination.

ECONOMIC OUTLOOK

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. The state financial plan is based upon forecasts of national and State economic activity. Economic forecasts have at times failed to predict precisely the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy. All these could have an adverse effect on the State. There can be no assurance that the State's economy will not experience financial results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The national economy achieved the desired "soft landing" in 1995, as growth slowed from 6.2 percent in 1994 to a rate sufficiently slow to inhibit the build-up of inflationary pressures. This was achieved without any material pause in the economic expansion, although recession worries flared in the late spring and early summer. Growth in the national economy is expected to moderate during 1996, with the nation's gross domestic product projected to expand by 4.6 percent in 1996 versus 5.0 percent in 1995. Declining short-term interest rates, slowing employment growth and continued moderate inflation also characterize the projected path for the nation's economy in the year ahead.

     The annual growth rates of most economic indicators for the State improved from 1994 to 1995, as the pace of private sector employment expansion and personal income and wage growth all accelerated. Government employment fell as workforce reductions were implemented at federal, state and local levels. Similar to the nation, some moderation of growth is expected in the year ahead. Private sector employment is expected to continue to rise, although somewhat more slowly than in 1995, while public employment should continue to fall, reflecting government budget cutbacks. Anticipated continued restraint in wage settlements, a lower rate of employment growth and falling interest rates are expected to slow personal income growth significantly.

     The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

     To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. Local industrial development agencies raised an aggregate of approximately $7.8 billion in separate tax-exempt bond issues through December 31, 1993. There are currently over 100 county, city, town and village agencies. In addition, the New York State Urban Development Corporation is empowered to issue, subject to certain State constitutional restrictions and to approval by the Public Authorities Control Board, bonds and notes on behalf of private corporations for economic development projects. The State has also taken advantage of changes in federal bank regulations to establish a free international banking zone in the City.

     In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, legislation passed in 1986 authorizes the creation of up to 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones.

     The executive budget contains comparatively few tax initiatives. However, the Governor has set aside $50 million to finance a program of additional tax cuts designed to spur private sector job creation in the State. The Governor intends to work jointly with the business community and the legislature to determine the elements of the program. For financial plan purposes, the $50 million is shown as a charge against the personal income tax, implemented through a deposit to the refund reserve. Additional tax reductions were called for by the Governor in his annual message to the legislature of January 3, 1996, but no specific implementation plans have been announced.

STATE FINANCIAL PLAN

     The State Constitution requires the Governor to submit to the legislature a balanced executive budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

     The State's fiscal year, which commenced on April 1, 1996, and ends on March 31, 1997, is referred to herein as the State's 1996-97 fiscal year.

     The State revised the cash-basis 1995-96 State Financial Plan on
December 15, 1995, in conjunction with the release of the executive budget for the 1996-97 fiscal year.

     The 1995-96 General Fund Financial Plan continues to be balanced, with reductions in projected receipts offset by an equivalent reduction in projected disbursements. Modest changes were made to the mid-year update, reflecting two more months of actual results, deficiency requests by State agencies (the largest of which is for school aid resulting from revisions to data submitted by school districts), and administrative efficiencies achieved by State agencies. Total General Fund receipts are expected to be approximately $73 million lower than estimated at the time of the mid-year update. Tax receipts are now projected to be $29.57 billion, $8 million less than in the earlier plan. Miscellaneous receipts and transfers from other funds are estimated at $3.15 billion, $65 million lower than in the mid-year update. The largest single change in these estimates is attributable to the lag in achieving
$50 million in proceeds from sales of State assets, which are unlikely to be completed prior to the end of the fiscal year.

     Projected General Fund disbursements are reduced by a total of $73 million, with changes made in most major categories of the 1995-96 State Financial Plan. The reduction in overall spending masks the impact of deficiency requests totaling more than $140 million, primarily for school aid and tuition assistance to college students. Offsetting reductions in spending are attributable to the continued maintenance of strict controls on spending through the fiscal year by State agencies, yielding savings of $50 million. Reductions of $49 million in support for capital projects reflect a stringent review of all capital spending. Reductions of $30 million in debt service costs reflect savings from refundings undertaken in the current fiscal year, as well as savings from lower interest rates in the financial market. Finally, the 1995-96 Financial Plan reflects reestimates based on actual results through November, the largest of which is a reduction of $70 million in projected costs for income maintenance. This reduction is consistent with declining caseload projections.

     The balance in the General Fund at the close of the 1995-96 fiscal year is expected to be $172 million, entirely attributable to monies in the Tax Stabilization Reserve Fund following the required $15 million payment into that Fund. A $40 million deposit to the Contingency Reserve Fund included as part of the enacted 1995-96 budget will not be made, and the minor balance of $1 million currently in the Fund will be transferred to the General Fund. These Contingency Reserve Fund monies are expected to support payments from the General Fund for litigation related to the State's Medicaid program, and for federal disallowances.

     Changes in federal aid programs currently pending in Congress are not expected to have a material impact on the State's 1995-96 Financial Plan, although prolonged interruptions in the receipt of federal grants could create adverse developments, the scope of which cannot be estimated at this time. The major remaining uncertainties in the 1995-96 State Financial Plan continue to be those related to the economy and tax collections, which could produce either favorable or unfavorable variances during the balance of the year.

     The Governor presented his 1996-97 executive budget to the legislature on December 15, 1995, one month before the legal deadline. The executive budget also contains financial projections for the State's 1997-98 and 1998-99 fiscal years and an updated Capital Plan. As provided by the State Constitution, the Governor submitted amendments to his 1996-97 executive budget within 30 days following submission. Those amendments are reflected in the discussion of the 1996-97 executive budget contained herein. There can be no assurance that the legislature will enact the executive budget as proposed by the Governor into law, or that the State's adopted budget projections will not differ materially and adversely from the projections.

     The 1996-97 Financial Plan projects balance on a cash basis in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructuring, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.32 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $31.22 billion, a decrease of $l.5 billion from spending totals projected for the current fiscal year. After adjustments and transfers for comparability between the 1995-96 and 1996-97 State Financial Plans, the executive budget proposes an absolute year-to-year decline in General Fund spending of 5.8 percent. Spending from all funding sources (including federal aid) is proposed to increase by 0.4 percent from the prior fiscal year after adjustments and transfers for comparability.

     The executive budget proposes $3.9 billion in actions to balance the 1996-97 Financial Plan. Before reflecting any actions proposed by the Governor to restrain spending, General Fund disbursements for 1996-97 were projected at $35 billion, an increase of $2.3 billion or 7 percent from 1995-96. This increase would have resulted from growth in Medicaid, inflationary increases in school aid, higher fixed costs such as pensions and debt service, collective bargaining agreements, inflation, and the loss of non-recurring resources that offset spending in 1995-96. Receipts would have been expected to fall by $l.6 billion. This reduction would have been attributable to modest growth in the State's economy and underlying tax base, the loss of non-recurring revenues available in 1995-96 and implementation of previously enacted tax reduction programs.

     The executive budget proposes to close this gap primarily through a series of spending reductions and cost containment measures. The executive budget projects (i) over $1.8 billion in savings from cost containment and other actions in social welfare programs, including Medicaid, welfare and various health and mental health programs; (ii) $1.3 billion in savings from a reduced State General Fund share of Medicaid made available from anticipated changes in the federal Medicaid program, including an increase in the federal share of Medicaid; (iii) over $450 million in savings from reforms and cost avoidance in educational services (including school aid and higher education), while providing fiscal relief from certain State mandates that increase local spending; and (iv)
$350 million in savings from efficiencies and reductions in other State programs. The assumption regarding an increased share of federal Medicaid funding has received bipartisan congressional support and would benefit the State and 31 other states.

     The 1996-97 Financial Plan projects receipts of $31.32 billion and spending of $31.22 billion, allowing for a deposit of $85 million to the Contingency Reserve Fund and a required repayment of $15 million to the Tax Stabilization Reserve Fund. Detailed explanations of the 1996-97 Financial Plan follow a discussion of the economic outlook.

     The Governor has submitted several amendments to the executive budget. These amendments have a nominal impact on the State's Financial Plan for 1996-97 and the subsequent years. The net impact of the amendments leaves unchanged the total estimated amount of General Fund spending in 1996-97, which continues to be projected at $31.22 billion. All funds spending in 1996-97 is increased by $68 million, primarily reflecting adjustments to projections of federal funds, and now totals $63.87 billion.

     The budget amendments advanced by the Governor involving largely technical revisions, with General Fund spending increases fully offset by spending decreases. Reductions in estimated 1996-97 disbursements are recommended primarily for welfare (associated with updated projections showing a declining caseload) and debt service (reflecting lower interest rates and recent bond sales). Disbursement increases are projected for snow and ice control, the AIDS Institute, Health Department utilization review programs and other items. Estimated disbursements for other funds are increased to accommodate updated projections of federal funding in certain categorical grant programs and reduced for welfare as noted for the General Fund.

GOVERNMENT FUNDS

     The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Projects Funds, and the Debt Service Funds.

GENERAL FUND RECEIPTS

     The 1996-97 Financial Plan projects General Fund receipts (including transfers from other funds) of $31.32 billion, a decrease of $1.40 billion from the 1995-96 projected level. Measured against 1995-96 levels that have been adjusted for purposes of comparability, the decline is $1.83 billion or
5.5 percent. These 1995-96 comparability adjustments include adding back personal income tax collections that were not recognized in 1995-96 as a result of Local Government Assistance Corporation ("LGAC")-related transactions in that year, and the addition of special revenue funds moved in the executive budget to the General Fund. The estimate of taxes for 1996-97 reflects overall growth in the yield of the tax structures (when adjusted for tax law and administrative changes) of slightly less than 3.5 percent, reflecting a slower growing economy and continued moderate inflation. The effects of this growth are offset by the impact of previously enacted tax reductions. The value of these tax reductions is currently estimated to be approximately $500 million in 1994-95, nearly
$1.5 billion in 1995-96 and over $3.7 billion in 1996-97.

     Personal income tax collections for 1996-97 are now expected to be $16.05 billion, a decline of nearly $827 million from the projected 1995-96 level. These estimates reflect growth in "constant law" liability of about
4.5 percent in 1996, down from an estimated 6.5 percent growth in 1995. This increase is more than offset by personal income tax reductions already in law, which are estimated to produce taxpayer savings in 1996-97 of almost
$2.5 billion, or $1.8 billion more than in the current year.

     User tax and fee receipts are projected at $6.7 billion in 1996-97, up $48 million from 1995-96 projected levels. Total collections in this category are dominated by the State sales and use tax, which accounts for 75 percent of total receipts in the category. The moderate economic expansion experienced this year and anticipated for next year produces estimated growth in the yield of the sales and use tax of 3.2 percent in 1995-96 and 3.3 percent in 1996-97.

     Total business taxes are now projected at $4.55 billion in 1996-97. While "constant-law" liability growth is anticipated to continue in 1996-97, the effect of additional tax reductions taking effect in 1996 will lead to a year-to-year decline between 1996-96 and 1996-97 of $441 million. These business tax reductions, which are estimated to depress receipts by over $600 million in the current year, will grow to nearly $l.0 billion in 1996-97.

     Other tax receipts are now projected at $1.01 billion, down $51 million from the 1995-96 projected level. The decline in receipts in this category reflects the effects of tax reductions enacted in the last two years as well as the earmarking of a portion of the real estate transfer tax to the Environmental Protection Fund. Tax cuts in this category, largely in the real property gains tax and the estate tax, are estimated at $32 million in 1994-95, $67 million in 1995-96 and $115 million in 1996-97.

     Miscellaneous receipts, which include license revenues, fee and fine income, investment income and abandoned property proceeds, as well as the proceeds of the largest share of the State's medical provider assessment and various one-time transactions, are now estimated to total $1.41 billion in 1996-97. This represents a decline of $119 million from 1995-96 projected levels. Transfers from other funds consist primarily of sales tax revenues in excess of debt service requirements used to support debt service payments to LGAC. Projected amounts in this category for 1996-97 total $1.61 billion, a decline of $8 million from 1995-96 levels.

DISBURSEMENTS

     The 1996-97 Financial Plan projects General Fund disbursements of
$31.22 billion. Projected spending decreases $1.48 billion, or 4.5 percent, from the estimated current year. After adjustments to 1995-96 levels for purposes of comparability, the decline is $l.91 billion or 5.8 percent. These comparability adjustments are composed of two major actions. The first eliminates the impact of LGAC financings, which depressed General Fund spending in 1995-96 by $271 million. The second adjustment adds $159 million in projected 1995-96 spending currently budgeted in Special Revenue Funds, but recommended as part of the General Fund in the 1996-97 budget.

     Support for local governments is projected to decrease $1.7 billion, primarily reflecting decreased support for social programs. General Fund support for Medicaid is projected to be $1.65 billion lower than 1995-96, as a result of both new cost containment proposals and the anticipated use of $1.3 billion in federal Medicaid revenues that would become available assuming enactment of proposed federal changes in this program. This proposed offset to the State share of Medicaid would require the implementation of a federal block grant for Medicaid and an increase in the federal share of Medicaid from 50 percent to 60 percent. Welfare costs also decline ($164 million), reflecting projected caseload declines, time limits on benefits, reductions in benefits, and continuation of workfare and anti-fraud initiatives begun in 1995-96.

     General Fund support for education programs would increase by $188 million. However, this increase results from changes in the school aid payment schedule, and the payment in 1995-96 of a portion of school aid from LGAC bond proceeds. School aid is expected to increase $26 million on a school year basis. Support for both State University (SUNY) and City University (CUNY) would decline, and the State's tuition assistance program would be reduced to achieve savings.

     Support for State agency operations would decline to $6.0 billion in 1996-97 including transfers to support SUNY operations. Annual decreases for agencies range widely from as low as 0.3 percent to as high as 25 percent. This decline reflects the reductions to the State's workforce. The executive budget recommends reductions of approximately 7,400 positions, undertaken primarily through attrition and other actions. Assuming these reductions are implemented, the State's workforce will have declined by more than 20,000 positions between January 1995 and the end of the 1996-97 fiscal year.

     General State charges are projected to total $2.32 billion in 1996-97, an increase of $252 million from 1995-96 projected levels. Pension costs are expected to increase by $177 million in 1996-97, primarily as a result of the return of the New York State and Local Retirement System from the projected unit credit actuarial method to the aggregate cost actuarial method. Health insurance costs are projected to increase 6 percent for calendar years 1996 and 1997. Workers' compensation costs are projected to grow by 4.5 percent.

     General Fund debt service includes short-term obligations of the State's commercial paper program and debt service on its long-term bonds, which are reflected as transfers to the General Debt Service Fund. Projected short-term debt service costs are expected to be $12 million for 1996-97. Transfers in support of debt service are projected to grow by 5.5 percent to $1.62 billion in 1996-97, as the State continues to use bonds to support its capital projects. However, the rate of increase in debt service has slowed considerably from the pace of the previous decade. In 1996-97, bonds are expected to support
44 percent of the State's capital project disbursements, compared to 48 percent in 1995-96. The $172 million transfer to the Capital Projects Fund in 1996-97 has been reduced by $154 million from projected levels for 1995-96, reflecting project eliminations and the deposit of funds released as a result of a refunding of certain Housing Finance Agency bonds supported by State appropriations. General Fund support for the operations of SUNY is proposed for transfer into a single unified fund for all SUNY operations.

NON-RECURRING RESOURCES

     The Division of the Budget estimates that the 1996-97 Financial Plan includes approximately $123 million in non-recurring resources, comprising
0.4 percent of the General Fund budget--a decrease of almost 86 percent from last year's level. These include $47 million in various Medicaid actions, $40 million from a refunding of Housing Finance Agency bonds, $19 million in recoupment of payments to providers in health and mental health, and $17 million in revenue transfers. These non-recurring savings are almost entirely offset by non-recurring costs within the 1996-97 budget. In addition, the recommendations included in the executive budget are expected to provide fully annualized savings in 1997-98 which more than offset the non-recurring resources used in 1996-97.

GENERAL FUND CLOSING FUND BALANCE

     The 1996-97 closing fund balance in the General Fund is projected to be $272 million. The required deposit to the Tax Stabilization Reserve Fund adds $15 million to the 1995-96 balance of $172 million in that fund, bringing the total to $187 million at the close of 1996-97. The retraining General Fund balance reflects the deposit of $85 million to the Contingency Reserve Fund, to provide resources to finance potential costs associated with litigation against the State. This deposit is expected to be made pursuant to legislation submitted with the executive budget which will require the State share of certain non-recurring federal recoveries to be deposited to the Contingency Reserve Fund.

SPECIAL REVENUE FUNDS

     For 1996-97, the Financial Plan projects disbursements of $28.93 billion from Special Revenue Funds. This includes $7.65 billion from Special Revenue

Funds containing State revenues, and $21.28 billion from funds containing federal grants, primarily for social welfare programs.

     The 1996-97 executive budget recommends that all of the SUNY's revenues be consolidated in a single fund, permitting SUNY more flexibility and control in the use of its revenues. As a result of this proposal, General Fund support would be transferred to this fund, rather than spent directly from the General Fund. SUNY's spending from this fund is projected to total $2.55 billion in 1996-97. The Mass Transportation Operating Assistance Fund and the Dedicated Mass Transportation Trust Fund, which receive taxes earmarked for mass transportation programs throughout the State, are projected to have total disbursements of $1.23 billion in 1996-97. Disbursements also include
$1.63 billion in lottery proceeds which, after payment of administrative expenses, permit the distribution of $1.43 billion for education purposes. One hundred million dollars of lottery proceeds will be reserved in a separate account for a local school tax reduction program to be agreed upon by the Governor and the legislature for disbursement in State fiscal year 1997-98. Disbursements of $650 million in 1996-97 from the Disproportionate Share Medicaid Assistance Fund constitutes most of the remaining estimated State Special Revenue Funds disbursements.

     Federal special revenue fund projections for 1996-97 were developed in the midst of considerable uncertainty as to the ultimate composition of the federal budget, including uncertainties regarding major federal entitlement reforms. Disbursements are estimated at $21.27 billion in 1996-97, an increase of $2.02 billion, or 10.5 percent from 1995-96. The projections included in the 1996-97 State Financial Plan assume that the federal Medicaid program will be reformed generally along the lines of the congressional MediGrant program. This would include an increase from 50 percent to 60 percent in the federal share of New York's Medicaid expenses. A repeal of the federal Boren amendment regarding provider rates is also anticipated. As a result of these changes, the executive budget projects the receipt of $13.1 billion in total federal Medicaid reimbursements in 1996-97, an increase of approximately $915 million from the 1995-96 level.

     The second largest projected increase in federal reimbursement is for the State's welfare program. The State is projected to receive $2.5 billion, up $421 million from 1995-96 levels, primarily because of increased funding anticipated from the proposed federal welfare block grant. All other federal spending is projected at $5.7 billion for 1996-97, an increase of $626 million.

CAPITAL PROJECTS FUNDS

     Disbursements from the Capital Projects funds in 1996-97 are estimated at $3.76 billion. This estimate is $332 million less than the 1995-96 projections. The spending reductions are the result of program restructuring, achieved in 1995-96 and continued in the 1996-97 Financial Plan. The spending plan includes:

     $2.5 billion in disbursements for the second year of the five-year $12.6 billion state and local highway and bridge program;

     Environmental Protection Fund spending of $106.5 million;

     Correctional services spending of $153 million; and

     SUNY and CUNY capital spending of $196 million and $87 million, respectively.

     The share of capital projects to be financed by "pay-as-you-go" resources is projected to hold steady in 1996-97 at approximately 27 percent. State-supported bond issuances finance 44 percent of capital projects, with federal grants financing the remaining 29 percent.

DEBT SERVICE FUNDS

     Disbursements from Debt Service Funds are estimated at $2.64 billion in 1996-97, an increase of $206 million or 9 percent from 1995-96. Of this increase, $85 million is attributable to transportation bonding for the state and local highway and bridge programs which are financed by the Dedicated Highway and Bridge Trust Fund, $35 million is for corrections including new debt service on prisons recently purchased from New York City, and $27 million is for the mental hygiene programs financed through the Mental Health Services Fund. Debt service for LGAC bonds increases only slightly after years of significant increases, as the new-money bond issuance portion of the LGAC program was completed in state fiscal year 1995-96. Increased debt service costs primarily reflect prior capital commitments financed by bonds issued by the state and its public authorities, the reduced use of capitalized interest, and the use of shorter term bonds, such as the 10 year average maturity for the Dedicated Highway and Bridge Trust Fund bonds.

CASH FLOW

     In State fiscal year 1996-97, the General Fund cash flow will not depend on either short-term spring borrowing or the issuance of LGAC bonds. The new-money bond issuance portion of the LGAC program was completed in 1995-96, and provisions prohibiting the state from returning to a reliance upon cash flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.

     The 1996-97 cash flow projects substantial closing balances in each quarter of the fiscal year, with excesses in receipts over disbursements for the first three quarters until the last quarter of the fiscal year when local assistance payments (primarily for school aid) drive a deficiency. The closing fund balance is projected at $272 million. The cash flow projections assume continuation of legislation enacted in 1995-96 that permits the state to use balances in the Lottery Fund for cash flow purposes. These temporary transfers are returned during the second quarter of the fiscal year so that all lottery monies and advances of additional aid can be paid to school districts in September.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

     The 1996-97 executive budget includes actions that would have an impact on receipts and disbursements in future fiscal years. The Governor has proposed closing the 1996-97 budget gap primarily through expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. After accounting for proposed changes to the executive budget submitted during the 30-day amendment period, the net impact of these actions is expected to produce a potential imbalance in the 1997-98 fiscal year of $l.44 billion and in the 1998-99 fiscal year of $2.46 billion, assuming implementation of the 1996-97 executive budget recommendations. For 1997-98, receipts are estimated at $30.62 billion and disbursements at $32.05 billion. For 1998-99, receipts are estimated at $31.85 billion and disbursements at $34.32 billion.

     The outyear receipts estimates assume implementation of current law tax reductions and the impact of the recommendations affecting receipts proposed in the executive budget, including new tax relief. Tax reductions proposed by the Governor in his annual message to the legislature of January 3, 1996 are not included in these estimates. Already enacted tax reductions, which are estimated to total more than $3.7 billion in 1996-97, rise to approximately $5.6 billion in 1997-98 and approximately $6.0 billion in the following year. Tax reductions recommended in the executive budget have a fully annualized cost of $75 million. The economic scenario assumes steady, moderate growth in the national economy through the period. Underlying "constant law" growth in receipts approximates 4 percent in 1997-98 and 4.5 percent in 1998-99. No extraordinary one-time receipts are anticipated at this time. In addition, the projections assume a continuation of federal tax law in effect as of year end 1995.

     Outyear projections of spending, absent the impact of recommendations in the executive budget and future executive and legislative action, would grow by
3.0 and 3.5 percent in 1997-98 and 1998-99, respectively. Spending growth is fueled mainly by Medicaid costs. The outyear value of the recommendations contained in the executive budget grow steadily over the next two years, moderating the outyear growth. Projected disbursements for 1997-98 grow by only
2.7 percent, with restrained growth in all categories of the State Financial Plan. However, in 1998-99, the increased diversion of lottery proceeds to fund school tax relief combines with an extra payroll and Medicaid cycle to drive growth in disbursements of just over 7 percent.

     Reduced bond issuances in 1996-97 will help hold down future debt service growth. State-supported debt is projected to grow at 3.7 percent average annual rate over the next five years. Outstanding debt as a percentage of personal income is projected to decline to under 6 percent over this same period.

PRIOR FISCAL YEARS

     New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. Through fiscal year 1995, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

1994-95 FISCAL YEAR

     New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). The CRF was established in State Fiscal year 1993-94, funded partly with surplus moneys, to assist the State in financing the 1994-95 fiscal year costs of extraordinary litigation known or anticipated at that time; the opening fund balance in State fiscal year 1994-95 was $265 million. The $241 million change in the fund balance reflects the use of $264 million in the CRF as planned, as well as the required deposit of $23 million to the Tax Stabilization Reserve Fund. In addition, $278 million was on deposit in the tax refund reserve account, $250 million of which was deposited at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program.

     Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount
$227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and LGAC; these restatements had no impact on balance in the General Fund.

     Disbursements were also reduced from original projections by $848 million. After adjusting for the net impact of restatements relating to the CRF and LGAC which raised disbursements by $38 million, the variance is $886 million. Well over two-thirds of this variance is in the category of grants to local governments, primarily reflecting the conservative nature of the original estimates of projected costs for social services and other programs. Lower education costs are attributable to the availability of $110 million in additional lottery proceeds and the use of LGAC bond proceeds.

     The spending reductions also reflect $188 million in actions initiated in January 1995 by the Governor to reduce spending to avert a potential gap in the 1994-95 State Financial Plan. These actions included savings from a hiring freeze, halting the development of certain services, and the suspension of non-essential capital projects. These actions, together with $71 million in other measures comprised the Governor's $259 million gap-closing plan, submitted to the legislature in connection with the 1995-96 executive budget.

1993-94 FISCAL YEAR

     The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in the CRF and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account was used to pay taxpayer refunds.

     Of the $1.140 billion deposited in the tax refund reserve account, $1.026 billion was available for budgetary planning purposes in the 1994-95 fiscal year. The remaining $114 million was redeposited in the tax refund reserve account at the end of the State's 1994-95 fiscal year to continue the process of restructuring the State's cash flow as part of the LGAC program. The balance in the CRF was reserved to meet the cost of litigation facing the State in its 1994-95 fiscal year.

     Before the deposit of $1.140 billion in the tax refund reserve account, General Fund receipts in 1993-94 exceeded those originally projected when the State Financial Plan for that year was formulated on April 16, 1993 by $1.002 billion. Greater-than-expected receipts in the personal income tax, the bank tax, the corporation franchise tax and the estate tax accounted for most of this variance, and more than offset weaker-than-projected collections from the sales and use tax and miscellaneous receipts. Collections from individual taxes were affected by various factors including changes in federal business laws, sustained profitability of banks, strong performance of securities firms, and higher-than-expected consumption of tobacco products following price cuts.

     The higher receipts resulted, in part, because the New York economy performed better than forecasted. Employment growth started in the first quarter of the State's 1993-94 fiscal year, and, although this lagged behind the national economic recovery, the growth in New York began earlier than forecasted. The New York economy exhibited signs of strength in the service sector, in construction, and in trade. Long Island and the Mid-Hudson Valley continued to lag behind the rest of the State in economic growth. The State Division of the Budget believes that approximately 100,000 jobs were added during the 1993-94 fiscal year.

     Disbursements and transfers from the General Fund were $303 million below the level projected in April 1993, an amount that would have been $423 million had the State not accelerated the payment of Medicaid billings, which in the April 1993 State Financial Plan were planned to be deferred into the 1994-95 fiscal year. Compared to the estimates included in the State Financial Plan formulated in April 1993, lower disbursements resulted from lower spending for Medicaid, capital projects, and debt service (due to refundings) and $114 million used to restructure the State's cash flow as part of the LGAC program. Disbursements were higher than expected for general support for public schools, the State share of income maintenance, overtime for prison guards, and highway snow and ice removal. The State also made the first of six required payments to the State of Delaware related to the settlement of Delaware's litigation against the State regarding the disposition of abandoned property receipts.

     During the 1993-94 fiscal year, the State also established and funded the CRF as a way to assist the State in financing the cost of litigation affecting the State. The CRF was initially funded with a transfer of $100 million attributable to the positive margin recorded in the 1992-93 fiscal year. In addition, the State augmented this initial deposit with $132 million in debt service savings attributable to the refinancing of State and public authority bonds during 1993-94. A year-end transfer of $36 million was also made to the CRF, which, after a disbursement for authorized fund purposes, brought the CRF balance at the end of 1993-94 to $265 million. This amount was $165 million higher than the amount originally targeted for this reserve fund.

1992-93 FISCAL YEAR

     The State ended its 1992-93 fiscal year with a balance of $671 million in the tax refund reserve account and $67 million in the Tax Stabilization Reserve Fund.

     The State's 1992-93 fiscal year was characterized by performance that was better than projected for the national and regional economies. National gross domestic product, State personal income, and State employment and unemployment performed better than originally projected in April 1992. This favorable economic performance, particularly at year end, combined with a tax-induced acceleration of income into 1992, was the primary cause of the General Fund surplus. Personal income tax collections were more than $700 million higher than originally projected (before reflecting the tax refund reserve account transaction), primarily in the withholding and estimated payment components of the tax.

     There were large, but mainly offsetting, variances in other categories of receipts. Significantly higher-than-projected business tax collections and the receipt of unbudgeted payments from the Medical Malpractice Insurance Association ("MMIA") and the New York Racing Association approximately offset the loss of an anticipated $200 million federal reimbursement, the loss of certain budgeted hospital differential revenue as a result of unfavorable court decisions, and shortfalls in certain miscellaneous revenues.

     Disbursements and transfers to other funds were $45 million above projections in April 1992, although this includes a $150 million payment to health insurers (financed with a receipt from the MMIA made pursuant to legislation passed in January 1993). All other disbursements were $105 million lower than projected. This reduction primarily reflected lower costs in virtually all categories of spending, including Medicaid, local health programs, agency operations, fringe benefits, capital projects and debt service as partially offset by higher-than-anticipated costs for education programs.

CERTAIN LITIGATION

     The legal proceedings noted below involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1995-96 fiscal year or thereafter. The State will describe newly initiated proceedings.

     Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services, and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-C of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial insurers and employee welfare benefit plans and portions of Chapter 55 of the laws of 1992, which require hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers and which require health maintenance organizations to remit to the State a surcharge of up to 9%; (iv) two cases challenge provisions of Section 2807-c of the Public Health Law, which impose a 13 percent surcharge on inpatient hospital bills paid by commercial insurers and employee welfare benefit plans, and portions of Chapter 55 of the Laws of 1992 which require hospitals to impose and remit to the State an 11 percent surcharge on hospital bills paid by commercial insurers and which require health maintenance organizations to remit to the State a surcharge of up to 9 percent--in The Travelers Insurance Company v. Cuomo, et al., commenced June 2, 1992, and The Health Insurance Association of America, et al. v. Chassin, a al., commenced July 20, 1992, both in the United States District Court for the Southern District of New York and consolidated, plaintiffs allege that the surcharges are preempted by federal law (by decision dated April 26, 1995, the United States Supreme Court upheld the surcharges as not preempted by federal law); (v) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; and (vi) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

THE CITY OF NEW YORK

     The fiscal health of the State of New York is closely related to the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from New York. The City's independently audited operating results for each of its 1981 through 1993 fiscal years showed a General Fund surplus reported in accordance with GAAP. In addition, the City's financial statements for the 1995 fiscal year received an unqualified opinion from the City's independent auditors, the eleventh consecutive year the City received such an opinion.

     As required by the Office of the State Deputy Comptroller for the City of New York (the "OSDC"), the 1997-1998 Financial Plan reflects a program of proposed actions by the City to close the gaps between projected revenues and expenditures of $1.4 billion, $2.2 billion and 2.9 billion for the 1998, 1999 and 2000 fiscal years, respectively. These actions, a substantial number of which are not specified in detail, include additional agency spending reductions, reduction in entitlements, government procurement initiatives, revenue initiatives and the availability of the general reserve.


     The OSDC and the State Financial Control Board continue their respective budgetary oversight activities.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York (the "MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York to assist the Control Board in exercising its powers and responsibilities; and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive monies from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates.

     The staffs of the OSDC and the Control Board issue periodic reports on the City's financial plans, as modified, analyzing forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. OSDC staff reports issued during the mid-1980's noted that the City's budgets benefitted from a rapid rise in the City's economy, which boosted the City's collection of property, business and income taxes. These resources were used to increase the City's work force and the scope of discretionary and mandated City services. Subsequent OSDC staff reports examined the 1987 stock market crash and the 1989-92 recession, which affected the New York City region more severely than the nation, and attributed an erosion of City revenues and increasing strain on City expenditures to that recession. According to a recent OSDC staff report, the City's economy is now slowly recovering, but the scope of that recovery is uncertain and unlikely, in the foreseeable future, to match the expansion of the mid-1980's. Also, staff reports of OSDC and the Control Board have indicated that the City's recent balanced budgets have been accomplished, in part, through the use of non-recurring resources, tax increases and additional State assistance; that the City has not yet brought its long-term expenditures in line with recurring revenues; and that the City is therefore likely to continue to face future projected budget gaps requiring the City to increase revenues and/or reduce expenditures. According to the most recent staff reports of OSDC and the Control Board, during the four-year period covered by the current financial plan, the City is relying on obtaining substantial resources from initiatives needing approval and cooperation of its municipal labor unions, Covered Organizations, and City Council, as well as the State and federal governments, among others.

     The City requires significant amounts of financing for seasonal and capital purposes. The City's capital financing program projects long-term financing requirements of approximately $16.1 billion for the City's fiscal years 1997 through 2000. The major capital requirements include expenditures for the City's water supply and sewage disposal systems, roads, bridges, mass transit, schools, hospitals and housing.

OTHER LOCALITIES

     In addition to the City, certain localities, including the City of Yonkers, could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter.
Municipalities and school districts have engaged in substantial short-term and long-term borrowings.

     From time to time, federal expenditure reductions could reduce, or in some cases, eliminate, federal funding of some local programs, and, accordingly, might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

AUTHORITIES

     The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, there were 18 public authorities that had aggregate outstanding debt of $70.3 billion. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

     The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State, oversees the operation of the City's bus and subway system by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA has depended and will continue to depend upon federal, state and local government support to operate the transit system because fare revenues are insufficient.

     Over the past several years, the State has enacted several taxes (including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county region served by the MTA and a special one-quarter of one percent regional sales and use tax) that provide additional revenues for mass transit purposes, including assistance to the MTA. In addition, a one-quarter of one percent regional mortgages recording tax paid on certain mortgages creates an additional source of recurring revenues for the MTA. Further, in 1993, the State dedicated a portion of the State petroleum business tax to assist the MTA. For the 1995-96 State fiscal year, total State assistance to the MTA is estimated at approximately $1.1 billion.

     In 1993, State legislation authorized the funding of a five-year
$9.56 billion MTA capital plan for the five-year period, 1992 through 1996 (the "1992-96 Capital Program"). The MTA has received approval of the 1992-96 Capital Program based on this legislation from the 1992-96 Capital Program Review Board, as State law requires. This is the third five-year plan since the legislature authorized procedures for the adoption, approval and amendment of a five-year plan in 1981 for a capital program designed to upgrade the performance of the MTA's transportation systems and to supplement, replace and rehabilitate facilities and equipment. The MTA, the Triborough Bridge and Tunnel Authority, and the TA are collectively authorized to issue an aggregate of $3.1 billion of bonds (net of certain statutory exclusions) to finance a portion of the 1992-96 Capital Program. The 1992-96 Capital Program is expected to be financed in significant part through dedication of State petroleum business taxes referred to above.

     There can be no assurance that all the necessary governmental actions for the Capital Program will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1992-96 Capital Program, or parts thereof, will not be delayed or reduced. Furthermore, the power of the MTA to issue certain bonds expected to be supported by the appropriation of State petroleum business taxes is currently the subject of a court challenge. If the Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional State assistance.

APPENDIX C
INVESTING IN JAPAN AND ASIAN GROWTH MARKETS

JAPAN AND ITS SECURITIES MARKETS

     The Japan Equity Portfolio will be subject to general economic and political conditions in Japan. These include future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments, political or social unrest and natural disasters.

     Japan is largely dependent upon foreign economies for raw materials. For instance, almost all of its oil is imported, the majority from the Middle East. Oil prices therefore have a major impact on the domestic economy, as is evidenced by the current account deficits triggered by the two oil crises of the 1970s. While Japan is working to reduce its dependence on foreign materials, its lack of natural resources poses a significant obstacle to this effort.

     GEOLOGICAL FACTORS. The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and damage resulting therefrom, continue to exist.

ASIAN GROWTH MARKETS

     The Asia Growth Portfolio will be subject to certain risks and special considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies. In particular, securities markets in Asian growth markets have been subject to substantial price volatility, often without warning. This potential for sudden market declines should be weighed and balanced against the potential for rapid growth in Asian growth markets. Further, certain securities that the Portfolio may purchase, and investment techniques in which the Portfolio may engage, involve risks, including those set forth below.

INVESTMENT AND REPATRIATION RESTRICTIONS

     Foreign investment in the securities markets of several Asian growth markets is restricted or controlled to varying degrees. These restrictions may limit investment in certain of the Asian growth markets and may increase expenses of the Portfolio. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from several of the Asian growth markets is subject to restrictions such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Portfolio. For example, Taiwan imposes a waiting period on the repatriation of investment capital for certain foreign investors. Although these restrictions may in the future make it undesirable to invest in the countries to which they apply, the Advisor does not believe that any current repatriation restrictions would preclude the Portfolio from effectively managing its assets.

     If, because of restrictions on repatriation or conversion, the Portfolio were unable to distribute substantially all of its net investment income and long-term capital gains within applicable time periods, the Portfolio could be subject to U.S. federal income and excise taxes which would not otherwise be incurred and may cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. federal income tax on all of its income and gains.

     Generally, there are restrictions on foreign investment in certain Asian growth markets, although these restrictions vary in form and content. In India, Indonesia, Korea, Malaysia, the Philippines, Singapore and Thailand, the Portfolio may be limited by government regulation or a company's charter to a maximum percentage of equity ownership in any one company.

     The Advisor has applied for approval from Indian governmental authorities to invest in India on behalf of the Portfolio as a foreign institutional investor (an "FII"). Under the guidelines that apply currently for FIIs, no FII (or members of an affiliated group investing through one or more FIIs) may hold more than 5% of the total issued capital of any Indian company. In addition, all non-resident portfolio investments, including those of all FIIs and their clients, may not exceed 24% of the issued share capital of any Indian company; however, the 24% limit does not apply to investments by FIIs through authorized offshore funds and offshore equity issues. Further, at least 70% of the total investments made by an FII pursuant to its FII authorization must be in equity and equity related instruments such as convertible debentures and tradeable warrants. Under a recently adopted policy, FIIs may purchase new issues of equity securities directly from an Indian company, subject to certain conditions. The procedures for such direct subscription by FIIs of such equity securities are unclear and it is likely that a further limit, in addition to the 24% limit referred to above, may be imposed. The guidelines that apply for FIIs are relatively recent and thus experience as to their application has been limited. At present, FII authorizations are granted for five years and may be renewed with the approval of India governmental authorities.

     Korea generally prohibits foreign investment in Won-denominated debt securities and Sri Lanka prohibits foreign investment in government debt securities. In the Philippines, the Portfolio may generally invest in "B" shares of Philippine issuers engaged in partly nationalized business activities, which shares are made available to foreigners, and the market prices, liquidity and rights of which may vary from shares owned by nationals. Similarly, in the People's Republic of China (the "PRC"), the Portfolio may only invest in "B" shares of securities traded on The Shanghai Securities Exchange and The Shenzhen Stock Exchange, currently the two officially recognized securities exchanges in the PRC. "B" shares traded on The Shanghai Securities Exchange are settled in U.S. dollars and those traded on The Shenzhen Stock Exchange are generally settled in Hong Kong dollars.

     In Hong Kong, Korea, the Philippines, Taiwan and Thailand, there are restrictions on the percentage of permitted foreign investment in shares of certain companies, mainly those in highly regulated industries, although in Taiwan there are limitations on foreign ownership of shares of any listed company. In addition, Korea also prohibits foreign investment in specified telecommunications companies and the Philippines prohibits foreign investment in mass media companies and companies providing certain professional services.

MARKET CHARACTERISTICS

     DIFFERENCES BETWEEN THE U.S. AND ASIAN SECURITIES MARKETS. The securities markets of Asian growth markets have substantially less volume than the New York Stock Exchange, and equity and debt securities of most companies in Asian growth markets are less liquid and more volatile than equity and debt securities of U.S. companies of comparable size. Some of the stock exchanges in Asian growth markets, such as those in the PRC, are in the earliest stages of their development. Many companies traded on securities markets in Asian growth markets are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that any Asian growth market experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable. Securities markets in Asian growth markets may also be subject to substantial governmental control, which may cause sudden or prolonged disruptions in market prices unrelated to supply and demand considerations.
This may also be true of currency markets.

     Brokerage commissions and other transaction costs on securities exchanges in Asian growth markets are generally higher than in the United States. In addition, security settlements may in some instance be subject to delays and related administrative uncertainties, including risk of loss associated with the credit of local brokers.

     GOVERNMENT SUPERVISION OF ASIAN SECURITIES MARKETS; LEGAL SYSTEMS. There is less government supervision and regulation of foreign securities exchanges, listed companies and brokers in Asian growth markets than exists in the United States. Less information, therefore, may be available to the Fund than in respect of investments in the United States. Further, in certain Asian growth markets, less information may be available to the Fund than to local market participants. Brokers in Asian growth markets may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political, or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the Asian growth markets develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law. Currently a mixture of legal and structural restrictions affect the securities markets of certain Asian growth markets.

     Korea, in an attempt to avoid market manipulation, requires institutional investors to deposit in their broker's account a percentage of the amount to be invested prior to execution of a purchase order. That deposit requirement will expose the Fund to the broker's credit risk. These examples demonstrate that legal and structural developments can be expected to affect the Portfolio, potentially affecting liquidity of positions held by the Portfolio, in unexpected and significant ways from time to time.

     FINANCIAL INFORMATION AND STANDARDS. Issuers in Asian growth markets generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Asian growth market issuer may not reflect its financial position or results of operations in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Moreover, substantially less information may be publicly available about issuers in Asian growth markets than is available about U.S. issuers.

SOCIAL, POLITICAL AND ECONOMIC FACTORS

     Asian growth markets may be subject to a greater degree of social, political and economic instability than is the case in the United States and Western European countries. Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, and changes in government through extra-constitutional means; (ii) popular unrest associated with demand for improved political, economic and social conditions; (iii) internal insurgencies, (iv) war or hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the principal financial markets in which the Portfolio invests and adversely affect the value of the Portfolio's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting the Portfolio.

     Few Asian growth markets have western-style or fully democratic governments. Some governments in the region are authoritarian and influenced by security forces. During the course of the last 25 years, governments in the region have been installed or removed as a result of military coups, while others have periodically demonstrated repressive police state characteristics. Disparities of wealth, among other factors, have also led to social unrest in some Asian growth markets, accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Pakistan and Sri Lanka, have created social, economic and political problems.

     Several Asian growth markets have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. Thailand has experienced border conflicts with Laos and Cambodia, and India is engaged in border disputes with several of its neighbors, including the PRC and Pakistan. Tension between the Tamil and Sinhalese communities in Sri Lanka has resulted in periodic outbreaks of violence. An uneasy truce exists between North Korea and South Korea, and the recurrence of hostilities remains possible. Reunification of North Korea and South Korea could have a detrimental effect on the economy of South Korea. Also, the PRC continues to claim sovereignty over Taiwan. The PRC is acknowledged to possess nuclear weapons capability; North Korea is alleged to possess or be in the process of developing such a capability.

     The economies of most Asian growth markets are heavily dependent upon international trade and are accordingly affected by protective barriers and the economic conditions of their trading partners, principally, the United States, Japan, the PRC and the European Community. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian growth markets. In addition, the economies of some Asian growth markets, Indonesia and Malaysia, for example, are vulnerable to weakness in world prices for their commodity exports, including crude oil.

     Governments in certain Asian growth markets participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant adverse effect on market prices of securities and payment of dividends.

     The PRC has only recently permitted private economic activities and the PRC government has exercised and continues to exercise substantial control over virtually every sector of the PRC economy through regulation and state ownership. Continued economic growth and development in the PRC, as well as opportunities for foreign investment, and prospects of private sector enterprises, in the PRC, will depend in many respects on the implementation of the PRC's current program of economic reform, which cannot be assured.

     In Hong Kong, British proposals to extend limited democracy have caused a political rift with the PRC, which is scheduled to assume sovereignty over the colony in 1997. Although the PRC has committed by treaty to preserve the economic and social freedoms enjoyed in Hong Kong for 50 years after regaining control of Hong Kong, the continuation of the current form of the economic system in Hong Kong after the reversion will depend on the actions of the government of the PRC. In addition, such reversion has increased sensitivity in Hong Kong to political developments and statements by public figures in the PRC. Business confidence in Hong Kong, therefore, can be significantly affected by such developments and statements, which in turn can affect markets and business performance.

     With respect to investments in Taiwan, it should be noted that Taiwan lacks formal diplomatic relations with many nations, although it conducts trade and financial relations with most major economic powers. Both the government of the PRC and the government of the Republic of China in Taiwan claim sovereignty over all of China. Although relations between Taiwan and the PRC are currently peaceful, renewed frictions or hostility could interrupt operations of Taiwanese companies in which the Portfolio invests and create uncertainty that could adversely affect the value and marketability of its Taiwan investments.

     With regard to India, agriculture occupies a more prominent position in the Indian economy than in the United States, and the Indian economy therefore is more susceptible to adverse changes in weather. The government of India has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly government actions in the future could have a significant effect on the Indian economy which could affect private sector companies, market conditions and prices and yields of securities held by the Portfolio. Religious and ethnic unrest persists in India. The long standing grievances between the Hindu and Muslim populations resulted in communal violence during 1993 in the aftermath of the destruction of a mosque in Ayodhya by radical elements of the Hindu population. The Indian government is also confronted by separatist movements in several states and the long standing border dispute with Pakistan over the State of Jammu and Kashmir, a majority of whose population is Muslim, remains unsolved. In addition, Indian stock exchanges have in the past been subject to repeated closure including for ten days in December 1993 due to a broker's strike, and there can be no assurance that this will not recur.

THINLY TRADED MARKETS

     Compared to securities traded in the United States, all securities of Asian growth market issuers may generally be considered to be thinly traded. Even relatively widely held securities in such countries may not be able to absorb trades of a size customarily transacted by institutional investors, without price disruptions. Accordingly, the Portfolio's ability to reposition itself will be more constrained than would be the case for a typical equity mutual fund.

SETTLEMENT PROCEDURES AND DELAYS

     Settlement procedures in Asian growth markets are less developed and reliable than those in the United States and in other developed markets, and the Portfolio may experience settlement delays or other material difficulties. This problem is particularly severe in India where settlement is through physical delivery and, where currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage. In addition, significant delays are common in registering transfers of securities, and the Portfolio may be unable to sell such securities until the registration process is completed and may experience delays in receipt of dividends and other entitlement. The recent and anticipated inflow of funds into the Indian securities market has placed added strains on the settlement system and transfer process. In addition, the Portfolio may be subject to significant limitations in the future on the volume of trading during any particular period, imposed by its sub-custodian in India or otherwise as a result of such physical or other operational constraints.